                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4805

                             Van Kampen Equity Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   3/31

Date of reporting period:   3/31/04

 Item 1. Reports to Shareholders.

       The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Utility Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the S&P Utilities Index from 3/31/94 through 3/31/04. Class A shares, adjusted for sales charges. (LINE GRAPH)

                                                                  VAN KAMPEN UTILITY FUND             S & P UTILITIES INDEX
                                                                  -----------------------             ---------------------
3/94                                                                       9426.00                          10000.00
                                                                           9150.00                           9343.66
                                                                           9293.00                           9671.20
                                                                           9162.00                           9927.86
3/95                                                                       9478.00                          10472.70
                                                                           9946.00                          11467.80
                                                                          10719.00                          12139.40
                                                                          11516.00                          13178.90
3/96                                                                      11549.00                          12920.30
                                                                          11928.00                          13552.80
                                                                          11741.00                          13087.80
                                                                          12776.00                          13927.30
3/97                                                                      12483.00                          13450.00
                                                                          13503.00                          14225.10
                                                                          14259.00                          14868.80
                                                                          16060.00                          17361.00
3/98                                                                      17579.00                          18340.90
                                                                          17307.00                          18534.50
                                                                          17388.00                          19435.10
                                                                          18951.00                          19936.50
3/99                                                                      17604.00                          18047.80
                                                                          19873.00                          20098.90
                                                                          19183.00                          19091.60
                                                                          21701.00                          18106.20
3/00                                                                      24547.00                          19459.30
                                                                          24155.00                          20588.80
                                                                          27531.00                          27367.90
                                                                          26177.00                          28460.30
3/01                                                                      24194.00                          26450.00
                                                                          23321.00                          24937.40
                                                                          20245.00                          20461.70
                                                                          20583.00                          19797.20
3/02                                                                      20816.00                          20466.50
                                                                          18653.00                          17003.30
                                                                          15541.00                          13215.00
                                                                          16758.00                          13859.30
3/03                                                                      16048.00                          13424.90
                                                                          18468.00                          16291.10
                                                                          18320.00                          16210.00
                                                                          19737.00                          17498.60
3/04                                                                      20557.00                          18400.60

Source for index data: Lipper Inc.

                               A SHARES                B SHARES                C SHARES
                            since 07/28/93          since 07/28/93          since 08/13/93
---------------------------------------------------------------------------------------------
                                      W/ MAX.                 W/ MAX.                 W/ MAX.
                                       5.75%                   4.00%                   1.00%
AVERAGE ANNUAL           W/O SALES     SALES     W/O SALES     SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGE      CHARGES     CHARGE      CHARGES     CHARGE

Since Inception            7.11%       6.52%       6.65%       6.65%       6.25%       6.25%

10-year                    8.11        7.47        7.61        7.61        7.29        7.29

5-year                     3.15        1.93        2.36        2.12        2.36        2.36

1-year                    28.10       20.72       27.05       23.05       26.96       25.96
---------------------------------------------------------------------------------------------

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares six after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains.

The S&P Utilities Index is a broad-based index, generally representative of the U.S. market for utility stocks. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004

During the first half of the reporting period, Van Kampen Utility Fund was managed by the adviser's Equity Income team. As of September 30, 2003, the fund has been managed by the adviser's Sector Research team.(1) Current members include Edward Gaylor, Executive Director, and Ronald B. Silvestri, Vice President.

MARKET ANALYSIS

The overall stock market enjoyed strong performance during the fund's fiscal year ended March 31, 2004, although short-term volatility was significant at times. Equity prices were supported by the Federal Reserve Board's accommodative monetary policy and growing expectations of economic recovery. In this environment, utility stocks fared well on an absolute basis. However, given the optimism about economic growth prospects, more growth-oriented areas of the market outpaced utilities.

All areas of the utility sector provided positive returns for the 12-month period. Among the major segments, electric-utility holdings outperformed gas-utility and telecommunications-services stocks. The more growth-oriented wireless-telecomm segment outperformed not only other utility stocks, but also the broader stock market. The wireless segment was also aided by merger-and-acquisition (M&A) activity, most notably the combination of AT&T Wireless and Cingular Wireless announced in February.

Electric utility stock prices were supported by recent reforms which reduced taxation of dividends. The low interest-rate environment has also made the dividends paid by electric utilities more valuable to income-oriented investors. This is reflected in the large number of equity-income closed-end funds launched during the period, which further contributed to demand for utility stocks.

Telecomm stock performance was somewhat mixed. For much of 2003, regulatory uncertainty hindered performance of the Regional Bell operating companies (RBOCs). Toward the end of the period, these companies benefited from increased regulatory clarity along with a more stable business environment. Wireless stocks came under pressure early in the period due to concerns that the advent of portability--which gave consumers the ability to retain their phone number when switching wireless providers--would increase customer turnover and reduce profits. These fears proved overblown, and wireless stocks rebounded significantly due to robust growth and consolidation activity in the sector.

(1)Team members may change at any time without notice.

Gas utilities performed well over the period as well, reflecting solid fundamentals and a strong pricing environment. These stocks also offer attractive dividend yields, which enhanced their investment appeal.

PERFORMANCE ANALYSIS

For the fiscal year ended March 31, 2004, the fund's total return was 28.10 percent (Class A shares unadjusted for sales charge). While the fund's performance was strongly positive, it lagged the 37.06 percent return of its benchmark, the Standard & Poor's Utilities Index.

We believe the fund's performance relative to the index is understandable given the fund's exposure to a broader range of industries. The principal reason the index outdistanced the fund over the period is that the index does not include telecommunications stocks. By contrast, the fund had substantial exposure to telecommunications companies including the RBOCs, whose performance, while strong, was tempered during the period due to regulatory uncertainty.

The fund's performance also reflects our efforts to maintain a prudent risk profile in an uncertain environment. For much of the fiscal year, the market leaders in terms of stock price performance were by and large those companies with less-sound financials and more-speculative earnings prospects. Our style has been to strike a balance between more-leveraged, growth-oriented holdings and established companies with strong balance sheets. In addition, given the prevailing low interest-rate environment, we have sought to maintain substantial exposure to companies with attractive dividend yields. This focus on risk management and income meant that the fund held a relatively modest allocation in higher-risk, more-leveraged, electric-utility companies, which were among the best performers in that segment.

AT&T Wireless and Sprint PCS were among the fund's outstanding performers for the period. However, our emphasis on risk control meant that the fund held only a small percentage of assets in such "pure" wireless companies, which were among the best performers in any sector for the year. We viewed more-traditional telecomm companies that have wireless as a component of their businesses as an attractive way to gain exposure to this area.

The fund will continue to provide diversified exposure to the utility market while seeking to manage risk in a way that benefits shareholders. The fund is

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDING MARCH 31, 2004

-------------------------------------------------------
                                    S&P UTILITIES
      CLASS A   CLASS B   CLASS C       INDEX

      28.10%    27.05%    26.96%       37.06%
-------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

diversified across multiple segments of the utility sector, as well as within each segment. For example, the fund's gas-utility holdings are diversified between pipeline companies and local distributors, while telecomm holdings include local, rural, and wireless companies. In allocating the fund's assets we continually monitor such factors as sector fundamentals, commodity prices, demand, and interest-rate levels.

Corporate dividend-tax reform continues to help support valuations across much of the utility sector. We believe the Van Kampen Utility Fund remains an attractive alternative for investors seeking to include an income-producing component in the equity portion of their portfolios.

There is no guarantee that the securities mentioned will continue to perform well or be held by the fund in the future.

TOP 10 HOLDINGS AS OF 3/31/04               TOP INDUSTRIES AS OF 3/31/04
Public Service Enterprise                   Electric Utilities            55.9%
  Group, Inc.                  3.7%         Gas Utilities                 12.2
NSTAR                          3.7          Multi-Utilities & Unregulated
Entergy Corp.                  3.7            Power                       11.9
Exelon Corp.                   3.6          Integrated Telecom Services   11.8
Ameren Corp.                   3.5          Wireless Telecom Services      3.7
FPL Group, Inc.                3.4          Diversified Metals & Mining    3.1
Constellation Energy Group,                 Broadcasting & Cable TV        1.0
  Inc.                         3.2          Electric                       0.5
Peabody Energy Corp.           3.1
Duquesne Light Holdings Inc.   3.0
KeySpan Corp.                  3.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN UTILITY FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS  79.3%
BROADCASTING & CABLE TV  0.9%
Comcast Corp. (a)...........................................    50,000    $  1,437,000
                                                                          ------------

DIVERSIFIED METALS & MINING  3.0%
Peabody Energy Corp. .......................................    99,400       4,623,094
                                                                          ------------

ELECTRIC UTILITIES  43.1%
Ameren Corp. ...............................................   115,000       5,300,350
Cinergy Corp. ..............................................    60,000       2,453,400
Consolidated Edison, Inc. ..................................    91,600       4,039,560
Dominion Resources, Inc. ...................................    30,000       1,929,000
DPL, Inc. ..................................................    50,000         937,500
DTE Energy Co. .............................................    85,100       3,501,865
Duquesne Light Holdings, Inc. ..............................   231,500       4,514,250
Edison International, Inc. .................................   160,000       3,886,400
Entergy Corp. ..............................................    93,300       5,551,350
Exelon Corp. ...............................................    78,500       5,406,295
FirstEnergy Corp. ..........................................    95,872       3,746,678
Great Plains Energy, Inc. ..................................    40,000       1,351,600
NSTAR.......................................................   109,600       5,558,912
Pinnacle West Capital Corp. ................................    91,800       3,612,330
PNM Resources, Inc. ........................................   100,400       3,017,020
PPL Corp. ..................................................    31,600       1,440,960
Progress Energy, Inc. ......................................    80,000       3,766,400
Southern Co. ...............................................   126,600       3,861,300
TXU Corp. ..................................................    25,000         716,500
Wisconsin Energy Corp. .....................................    70,000       2,250,500
                                                                          ------------
                                                                            66,842,170
                                                                          ------------
GAS UTILITIES  10.7%
AGL Resources, Inc. ........................................   100,000       2,902,000
Equitable Resources, Inc. ..................................    30,000       1,332,600
KeySpan Corp. ..............................................   117,200       4,479,384
MDU Resources Group, Inc. ..................................    45,000       1,057,050
National Fuel Gas Co. ......................................    89,000       2,189,400
NiSource, Inc. .............................................   145,596       3,093,915
Southwest Gas Corp. ........................................    66,200       1,549,080
                                                                          ------------
                                                                            16,603,429
                                                                          ------------
INTEGRATED TELECOMMUNICATION SERVICES  9.3%
ALLTEL Corp. ...............................................    17,300         863,097
BellSouth Corp. ............................................   144,800       4,009,512
SBC Communications, Inc. ...................................   145,400       3,568,116
Telefonos de Mexico SA de CV--ADR (Mexico)..................    50,000       1,745,500
Verizon Communications, Inc. ...............................   116,600       4,260,564
                                                                          ------------
                                                                            14,446,789
                                                                          ------------

 6                                             See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER  10.3%
Avista Corp. ...............................................   165,000    $  3,121,800
Constellation Energy Group, Inc. ...........................   119,700       4,782,015
Public Service Enterprise Group, Inc. ......................   120,000       5,637,600
Questar Corp. ..............................................    50,000       1,822,000
Williams Cos., Inc. ........................................    65,000         622,050
                                                                          ------------
                                                                            15,985,465
                                                                          ------------
WIRELESS TELECOMMUNICATION SERVICES  2.0%
AT&T Wireless Services, Inc. (a)............................   160,000       2,177,600
Sprint Corp. (a)............................................   110,000       1,012,000
                                                                          ------------
                                                                             3,189,600
                                                                          ------------

TOTAL COMMON STOCKS  79.3%.............................................    123,127,547
                                                                          ------------

CONVERTIBLE PREFERRED STOCKS  12.8%
ELECTRIC UTILITIES  9.9%
American Electric Power, Inc., 9.250%
  (Convertible into 38,711 common shares)...................    38,000       1,791,700
Cinergy Corp., 9.500% PRIDES
  (Convertible into 43,608 common shares)...................    30,000       1,939,500
Citizens Communications Co., 6.750%
  (Convertible into 43,045 common shares)...................    25,000         636,250
Dominion Resources, Inc., 8.750%
  (Convertible into 24,592 common shares)...................    40,000       2,236,000
FPL Group, Inc., 8.000%
  (Convertible into 14,724 common shares)...................    20,000       1,159,800
FPL Group, Inc., 8.500%
  (Convertible into 72,558 common shares)...................    90,000       5,194,800
PPL Capital Fund Trust, 7.750% PEPS
  (Convertible into 24,224 common shares)...................    63,000       1,397,340
TXU Corp., 8.125% PRIDES
  (Convertible into 19,868 common shares)...................    25,000         948,750
                                                                          ------------
                                                                            15,304,140
                                                                          ------------
INTEGRATED TELECOMMUNICATION SERVICES  1.6%
ALLTEL Corp., 7.750%
  (Convertible into 24,343 common shares)...................    29,400       1,491,168
Centurytel, Inc., 6.875%
  (Convertible into 27,776 common shares)...................    40,000         959,200
                                                                          ------------
                                                                             2,450,368
                                                                          ------------
MULTI-UTILITIES & UNREGULATED POWER  1.3%
Williams Cos, Inc., 144A--Private Placement, 5.500%
  (Convertible into 91,355 common shares) (b)...............    19,900       1,273,600
Williams Cos, Inc., 9.000%
  (Convertible into 58,500 common shares)...................    58,500         745,290
                                                                          ------------
                                                                             2,018,890
                                                                          ------------

TOTAL CONVERTIBLE PREFERRED STOCKS.....................................     19,773,398
                                                                          ------------

See Notes to Financial Statements                                              7

VAN KAMPEN UTILITY FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CORPORATE BONDS  1.4%
          ELECTRIC UTILITIES  0.7%
$1,000    Union Electric Co. ............................. 7.375%   12/15/04   $  1,043,372
                                                                               ------------

          INTEGRATED TELECOMMUNICATION SERVICES  0.7%
 1,000    Cox Communications, Inc. ....................... 6.875    06/15/05      1,058,554
                                                                               ------------

TOTAL CORPORATE BONDS.......................................................      2,101,926
                                                                               ------------

          CONVERTIBLE CORPORATE OBLIGATIONS  4.3%
          ELECTRIC  0.5%
   775    Calpine Corp.
          (Convertible into 42,889 common shares)......... 4.000    12/26/06        778,875
                                                                               ------------

          ELECTRIC UTILITIES  1.0%
 1,300    Reliant Resources, Inc., 144A--Private Placement
          (Convertible into 136,254 common shares) (b).... 5.000    08/15/10      1,589,250
                                                                               ------------

          GAS UTILITIES  1.2%
 4,000    El Paso Corp.
          (Convertible into 19,149 common shares).........   *      02/28/21      1,880,000
                                                                               ------------

          WIRELESS TELECOMMUNICATION SERVICES  1.6%
   520    Crown Castle International Corp.
          (Convertible into 48,015 common shares)......... 4.000    07/15/10        766,350
 1,500    Nextel Communications, Inc.
          (Convertible into 62,927 common shares)......... 6.000    06/01/11      1,666,875
                                                                               ------------
                                                                                  2,433,225
                                                                               ------------

TOTAL CONVERTIBLE CORPORATE OBLIGATIONS.....................................      6,681,350
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  97.8%
  (Cost $123,149,213).......................................................    151,684,221
REPURCHASE AGREEMENT  2.3%
State Street Bank & Trust Co. ($3,591,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 1.00%,
  dated 03/31/04, to be sold on 04/01/04 at $3,591,100) (Cost $3,591,000)...      3,591,000
                                                                               ------------

TOTAL INVESTMENTS  100.1%
  (Cost $126,740,213).......................................................    155,275,221
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)...............................        (88,717)
                                                                               ------------

NET ASSETS 100.0%...........................................................   $155,186,504
                                                                               ============

 8                                             See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

*   Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt

PEPS--Premium Equity Partnership Securities

PRIDES--Preferred Redeemable Increased Dividend Equity Security, traded in shares

See Notes to Financial Statements                                              9

VAN KAMPEN UTILITY FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004

ASSETS:
Total Investments (Cost $126,740,213).......................  $155,275,221
Cash........................................................        29,493
Receivables:
  Dividends.................................................       225,903
  Fund Shares Sold..........................................        98,031
  Interest..................................................        92,935
Other.......................................................       125,582
                                                              ------------
    Total Assets............................................   155,847,165
                                                              ------------
LIABILITIES:
Payables:
  Distributor and Affiliates................................       140,709
  Fund Shares Repurchased...................................       131,856
  Investment Advisory Fee...................................        85,644
Trustees' Deferred Compensation and Retirement Plans........       170,260
Accrued Expenses............................................       132,192
                                                              ------------
    Total Liabilities.......................................       660,661
                                                              ------------
NET ASSETS..................................................  $155,186,504
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $187,780,707
Net Unrealized Appreciation.................................    28,535,008
Accumulated Undistributed Net Investment Income.............     3,093,356
Accumulated Net Realized Loss...............................   (64,222,567)
                                                              ------------
NET ASSETS..................................................  $155,186,504
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $98,651,886 and 6,561,440 shares of
    beneficial interest issued and outstanding).............  $      15.04
    Maximum sales charge (5.75%* of offering price).........           .92
                                                              ------------
    Maximum offering price to public........................  $      15.96
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $42,630,643 and 2,836,803 shares of
    beneficial interest issued and outstanding).............  $      15.03
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,903,975 and 925,406 shares of
    beneficial interest issued and outstanding).............  $      15.02
                                                              ============

*   On sales of $50,000 or more, the sales charge will be reduced.

 10                                            See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended March 31, 2004

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $11,606).....  $ 6,762,745
Interest....................................................      459,059
                                                              -----------
      Total Income..........................................    7,221,804
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      982,758
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $241,184, $413,237 and $131,298,
  respectively).............................................      785,719
Shareholder Services........................................      391,197
Legal.......................................................       22,600
Trustees' Fees and Related Expenses.........................       21,505
Custody.....................................................       18,664
Other.......................................................      209,077
                                                              -----------
      Total Expenses........................................    2,431,520
      Less Credits Earned on Cash Balances..................          977
                                                              -----------
      Net Expenses..........................................    2,430,543
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,791,261
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(2,882,315)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (5,919,990)
  End of the Period: .......................................   28,535,008
                                                              -----------
Net Unrealized Appreciation During the Period...............   34,454,998
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $31,572,683
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $36,363,944
                                                              ===========

See Notes to Financial Statements                                             11

VAN KAMPEN UTILITY FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               FOR THE           FOR THE
                                                              YEAR ENDED        YEAR ENDED
                                                            MARCH 31, 2004    MARCH 31, 2003
                                                            --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................   $  4,791,261      $  5,153,463
Net Realized Loss.........................................     (2,882,315)      (43,758,786)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................     34,454,998       (10,581,723)
                                                             ------------      ------------
Change in Net Assets from Operations......................     36,363,944       (49,187,046)
                                                             ------------      ------------

Distributions from Net Investment Income:
  Class A Shares..........................................     (3,107,739)       (2,772,383)
  Class B Shares..........................................     (1,010,949)         (756,749)
  Class C Shares..........................................       (322,571)         (251,805)
                                                             ------------      ------------
Total Distributions.......................................     (4,441,259)       (3,780,937)
                                                             ------------      ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......     31,922,685       (52,967,983)
                                                             ------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................     17,826,643        26,461,608
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................      3,819,126         3,246,765
Cost of Shares Repurchased................................    (36,617,495)      (58,862,967)
                                                             ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........    (14,971,726)      (29,154,594)
                                                             ------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.....................     16,950,959       (82,122,577)
NET ASSETS:
Beginning of the Period...................................    138,235,545       220,358,122
                                                             ------------      ------------
End of the Period (Including accumulated undistributed net
  investment income of $3,093,356 and $2,927,907,
  respectively)...........................................   $155,186,504      $138,235,545
                                                             ============      ============

 12                                            See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED MARCH 31,
CLASS A SHARES                             ------------------------------------------------
                                           2004 (a)   2003 (a)   2002 (b)    2001     2000
                                           ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................   $12.12    $ 16.17    $ 20.24    $22.66   $17.47
                                            ------    -------    -------    ------   ------
  Net Investment Income..................      .48        .45        .44       .39      .35
  Net Realized and Unrealized
    Gain/Loss............................     2.89      (4.14)     (3.32)     (.61)    6.28
                                            ------    -------    -------    ------   ------
Total from Investment Operations.........     3.37      (3.69)     (2.88)     (.22)    6.63
                                            ------    -------    -------    ------   ------
Less:
  Distributions from Net Investment
    Income...............................      .45        .36        .36       .36      .36
  Distributions from Net Realized Gain...      -0-        -0-        .83      1.84     1.08
                                            ------    -------    -------    ------   ------
Total Distributions......................      .45        .36       1.19      2.20     1.44
                                            ------    -------    -------    ------   ------
NET ASSET VALUE, END OF THE PERIOD.......   $15.04    $ 12.12    $ 16.17    $20.24   $22.66
                                            ======    =======    =======    ======   ======

Total Return (c).........................   28.10%    -22.90%    -13.96%    -1.44%   39.44%
Net Assets at End of the Period
  (In millions)..........................   $ 98.7    $  88.1    $ 135.0    $169.7   $ 89.1
Ratio of Expenses to Average Net
  Assets.................................    1.33%      1.33%      1.27%     1.16%    1.26%
Ratio of Net Investment Income to Average
  Net Assets.............................    3.44%      3.40%      2.45%     1.91%    1.76%
Portfolio Turnover.......................      27%        29%        35%       44%      32%

(a) Based on average shares outstanding.

(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.47% to 2.45%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             13

VAN KAMPEN UTILITY FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED MARCH 31,
CLASS B SHARES                             ----------------------------------------------------
                                           2004 (a)    2003 (a)    2002 (b)     2001      2000
                                           ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................   $12.12     $ 16.10     $ 20.16     $22.60    $17.44
                                            ------     -------     -------     ------    ------
  Net Investment Income..................      .37         .35         .31        .26       .20
  Net Realized and Unrealized
    Gain/Loss............................     2.88       (4.11)      (3.32)      (.64)     6.26
                                            ------     -------     -------     ------    ------
Total from Investment Operations.........     3.25       (3.76)      (3.01)      (.38)     6.46
                                            ------     -------     -------     ------    ------
Less:
  Distributions from Net Investment
    Income...............................      .34         .22         .22        .22       .22
  Distributions from Net Realized Gain...      -0-         -0-         .83       1.84      1.08
                                            ------     -------     -------     ------    ------
Total Distributions......................      .34         .22        1.05       2.06      1.30
                                            ------     -------     -------     ------    ------
NET ASSET VALUE, END OF THE PERIOD.......   $15.03     $ 12.12     $ 16.10     $20.16    $22.60
                                            ======     =======     =======     ======    ======

Total Return (c).........................   27.05%     -23.41%     -14.68%     -2.15%    38.30%
Net Assets at End of the Period
  (In millions)..........................   $ 42.6     $  38.0     $  65.4     $ 87.0    $101.3
Ratio of Expenses to Average Net
  Assets.................................    2.09%       2.09%       2.03%      1.91%     2.01%
Ratio of Net Investment Income to Average
  Net Assets.............................    2.68%       2.64%       1.69%      1.18%     1.01%
Portfolio Turnover.......................      27%         29%         35%        44%       32%

(a) Based on average shares outstanding.

(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.69%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 14                                            See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED MARCH 31,
CLASS C SHARES                             ----------------------------------------------------
                                           2004 (a)    2003 (a)    2002 (b)     2001      2000
                                           ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................   $12.12     $ 16.10     $ 20.16     $22.59    $17.43
                                            ------     -------     -------     ------    ------
  Net Investment Income..................      .37         .35         .30        .24       .20
  Net Realized and Unrealized
    Gain/Loss............................     2.87       (4.11)      (3.31)      (.61)     6.26
                                            ------     -------     -------     ------    ------
Total from Investment Operations.........     3.24       (3.76)      (3.01)      (.37)     6.46
                                            ------     -------     -------     ------    ------
Less:
  Distributions from Net Investment
    Income...............................      .34         .22         .22        .22       .22
  Distributions from Net Realized Gain...      -0-         -0-         .83       1.84      1.08
                                            ------     -------     -------     ------    ------
Total Distributions......................      .34         .22        1.05       2.06      1.30
                                            ------     -------     -------     ------    ------
NET ASSET VALUE, END OF THE PERIOD.......   $15.02     $ 12.12     $ 16.10     $20.16    $22.59
                                            ======     =======     =======     ======    ======

Total Return (c).........................   26.96%     -23.41%     -14.68%     -2.10%    38.32%
Net Assets at End of the Period
  (In millions)..........................   $ 13.9     $  12.1     $  19.9     $ 26.6    $  9.2
Ratio of Expenses to Average Net
  Assets.................................    2.09%       2.09%       2.03%      1.92%     2.01%
Ratio of Net Investment Income to Average
  Net Assets.............................    2.68%       2.64%       1.69%      1.17%     1.01%
Portfolio Turnover.......................      27%         29%         35%        44%       32%

(a) Based on average shares outstanding.

(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.69%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             15

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B Shares. The distribution of the Fund's Class C Shares commenced on August 13, 1993. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At March 31, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $64,073,868 which will expire between March 31, 2010 and March 31, 2012.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $127,941,241
                                                              ============
Gross tax unrealized appreciation...........................  $ 30,315,435
Gross tax unrealized depreciation...........................    (2,981,455)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 27,333,980
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended March 31, 2004 and March 31, 2003 was as follows:

                                                                 2004          2003
Distributions paid from:
  Ordinary income...........................................  $4,441,259    $3,780,937
  Long-term capital gain....................................         -0-           -0-
                                                              ----------    ----------
                                                              $4,441,259    $3,780,937
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to the Fund's investment in other regulated investment companies totaling $10,091 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent difference relating to expenses which are not deductible for tax purposes totaling $5,004 was reclassified from accumulated undistributed net investment income to capital. A permanent difference relating to book tax amortization differences on securities sold totaling $199,648 was reclassified from accumulated net realized losses to accumulated net investment income.

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

    As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $4,324,670

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales transactions.

F. EXPENSE REDUCTIONS During the year ended March 31, 2004, the Fund's custody fee was reduced by $977 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .65%
Next $500 million...........................................     .60%
Over $1 billion.............................................     .55%

    For the year ended March 31, 2004, the Fund recognized expenses of approximately $7,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $41,200 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $314,000, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $110,619 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distribution received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $11,833.

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $130,743,223, $35,504,371 and $21,533,113 for Classes A, B and C, respectively. For the year ended March 31, 2004, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................     676,450    $  9,412,795
  Class B...................................................     346,158       4,799,234
  Class C...................................................     257,713       3,614,614
                                                              ----------    ------------
Total Sales.................................................   1,280,321    $ 17,826,643
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     191,978    $  2,717,361
  Class B...................................................      60,920         862,681
  Class C...................................................      16,875         239,084
                                                              ----------    ------------
Total Dividend Reinvestment.................................     269,773    $  3,819,126
                                                              ==========    ============
Repurchases:
  Class A...................................................  (1,577,084)   $(22,036,122)
  Class B...................................................    (707,808)     (9,785,303)
  Class C...................................................    (345,427)     (4,796,070)
                                                              ----------    ------------
Total Repurchases...........................................  (2,630,319)   $(36,617,495)
                                                              ==========    ============

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

    At March 31, 2003, capital aggregated $140,652,370, $39,629,134 and
$22,475,933 for Classes A, B and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   1,077,434    $ 14,327,059
  Class B...................................................     464,772       6,151,247
  Class C...................................................     468,033       5,983,302
                                                              ----------    ------------
Total Sales.................................................   2,010,239    $ 26,461,608
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     188,692    $  2,406,377
  Class B...................................................      50,884         649,473
  Class C...................................................      15,027         190,915
                                                              ----------    ------------
Total Dividend Reinvestment.................................     254,603    $  3,246,765
                                                              ==========    ============
Repurchases:
  Class A...................................................  (2,350,135)   $(30,619,578)
  Class B...................................................  (1,441,785)    (18,908,040)
  Class C...................................................    (720,701)     (9,335,349)
                                                              ----------    ------------
Total Repurchases...........................................  (4,512,621)   $(58,862,967)
                                                              ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2004 and 2003, 37,677 and 103,633 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended March 31, 2004 and 2003, 5 and 0 Class C Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class C Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   3.75%               None
Third.......................................................   3.50%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth.......................................................   1.00%               None
Seventh and Thereafter......................................    None               None

    For the year ended March 31, 2004, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $26,000 and CDSC on redeemed shares of approximately $110,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $39,785,168 and $54,324,347, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,418,600 and $74.200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable as been full recovered, any excess 12B-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended March 31, 2004 are payments retained by Van Kampen of approximately $340,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $30,700.

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN UTILITY FUND

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Van Kampen Utility Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Utility Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Utility Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
May 5, 2004

VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2004. For corporate shareholders 98% of the income distributions qualify for the dividends received deduction. Certain dividends paid by the fund may be subject to maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum of $4,441,259 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 24

VAN KAMPEN UTILITY FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             88       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              86       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1995  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN UTILITY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         86       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN UTILITY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (63)             Trustee      Trustee     President of CAC, llc., a      88       Trustee/Director/Managing
CAC, llc.                                  since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of Stericycle,
San Diego, CA 92122-6223                               services. Prior to July                 Inc., Ventana Medical
                                                       2000, Managing Partner of               Systems, Inc., GATX
                                                       Equity Group Corporate                  Corporation and Trustee
                                                       Investment (EGI), a                     of The Scripps Research
                                                       company that makes                      Institute and the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to April
                                                                                               2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Vice
                                                                                               Chairman and Director of
                                                                                               Anixter International,
                                                                                               Inc. and IMC Global Inc.
                                                                                               Prior to July 2000,
                                                                                               Director of Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN UTILITY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            86       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      86       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 1993  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       88       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN UTILITY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            86       Trustee/Director/Managing
423 Country Club Drive                     since 1993  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         88       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, P.H.D.    Trustee      Trustee     Previously Chief               86       Trustee/Director/Managing
(62)                                       since 1999  Communications Officer of               General Partner of funds
6808 Florida Street                                    the National Academy of                 in the Fund Complex.
Chevy Chase, MD 20815                                  Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN UTILITY FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            86       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    1999;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN UTILITY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           88       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        88       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN UTILITY FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President      Officer      Chairman of Morgan Stanley Investment Management's Global
2800 Post Oak Blvd.                               since 1998   Research Steering Committee. Vice President of funds in the
45th Floor                                                     Fund Complex. Prior to March 2004, Managing Director of
Houston, TX 77056                                              Global Research Investment Management. Prior to December
                                                               2002, Chief Investment Officer of Van Kampen Investments and
                                                               President and Chief Operations Officer of the Adviser and
                                                               Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                               President and Chief Investment Officer of funds in the Fund
                                                               Complex. Prior to May 2001, Managing Director and Chief
                                                               Investment Officer of Van Kampen Investments, and Managing
                                                               Director and President of the Adviser and Van Kampen
                                                               Advisors Inc. Prior to December 2000, Executive Vice
                                                               President and Chief Investment Officer of Van Kampen
                                                               Investments, and President and Chief Operating Officer of
                                                               the Adviser. Prior to April 2000, Executive Vice President
                                                               and Chief Investment Officer for Equity Investments of the
                                                               Adviser. Prior to October 1998, Vice President and Senior
                                                               Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                               February 1998, Senior Vice President and Portfolio Manager
                                                               of Van Kampen American Capital Asset Management, Inc., Van
                                                               Kampen American Capital Investment Advisory Corp. and Van
                                                               Kampen American Capital Management, Inc.

Stefanie V. Chang (37)        Vice President      Officer      Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                       since 2003   Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)      Executive Vice      Officer      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                 Management Inc. and Morgan Stanley Investments LP and
                              Officer                          Director of Morgan Stanley Trust for over 5 years. Executive
                                                               Vice President and Chief Investment Officer of funds in the
                                                               Fund Complex. Managing Director and Chief Investment Officer
                                                               of Van Kampen Investments, the Adviser and Van Kampen
                                                               Advisors Inc. since December 2002.

VAN KAMPEN UTILITY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President      Officer      Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                  since 2000   and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                  Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                     the Fixed Income Department of the Adviser and Van Kampen
                                                               Advisors Inc. Prior to December 2000, Senior Vice President
                                                               of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                               2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                               President of the government securities bond group for Asset
                                                               Management.

Ronald E. Robison (65)        Executive Vice      Officer      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and       since 2003   Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                        funds in the Fund Complex. Chief Global Operations Officer
                              Executive Officer                and Managing Director of Morgan Stanley Investment
                                                               Management Inc. Managing Director of Morgan Stanley.
                                                               Managing Director and Director of Morgan Stanley Investment
                                                               Advisors Inc., Morgan Stanley Services Company Inc. and
                                                               Morgan Stanley Distributors Inc. Chief Executive Officer and
                                                               Director of Morgan Stanley Trust. Vice President of the
                                                               Morgan Stanley Funds.

A. Thomas Smith III (47)      Vice President and  Officer      Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary           since 1999   Director of Van Kampen Investments, Director of the Adviser,
New York, NY 10020                                             Van Kampen Advisors Inc., the Distributor, Investor Services
                                                               and certain other subsidiaries of Van Kampen Investments.
                                                               Managing Director and General Counsel-Mutual Funds of Morgan
                                                               Stanley Investment Advisors, Inc. Vice President and
                                                               Secretary of funds in the Fund Complex. Prior to July 2001,
                                                               Managing Director, General Counsel, Secretary and Director
                                                               of Van Kampen Investments, the Adviser, the Distributor,
                                                               Investor Services, and certain other subsidiaries of Van
                                                               Kampen Investments. Prior to December 2000, Executive Vice
                                                               President, General Counsel, Secretary and Director of Van
                                                               Kampen Investments, the Adviser, Van Kampen Advisors Inc.,
                                                               the Distributor, Investor Services and certain other
                                                               subsidiaries of Van Kampen Investments. Prior to January
                                                               1999, Vice President and Associate General Counsel to New
                                                               York Life Insurance Company ("New York Life"), and prior to
                                                               March 1997, Associate General Counsel of New York Life.
                                                               Prior to December 1993, Assistant General Counsel of The
                                                               Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                               Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                               Attorney at the Securities and Exchange Commission, Division
                                                               of Investment Management, Office of Chief Counsel.

VAN KAMPEN UTILITY FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President,     Officer      Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial     since 1996   the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                      subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                        Chief Financial Officer and Treasurer of funds in the Fund
                                                               Complex. Head of Fund Accounting for Morgan Stanley
                                                               Investment Management. Prior to December 2002, Executive
                                                               Director of Van Kampen Investments, the Adviser and Van
                                                               Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                Van Kampen Funds Inc.
                                                1 Parkview Plaza, P.O. Box 5555
                                                Oakbrook Terrace, IL 60181-5555
                                                www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                Copyright (C)2004 Van Kampen
                                                Funds Inc. All rights reserved.
                                                Member NASD/SIPC. 184, 384, 584
                                                UTLF ANR 5/04 RN04-00362P-Y03/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the S&P 500 Stock Index and the Russell Midcap Growth Index from 12/31/95 (the first month-end after inception) through 3/31/04. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                                                          RUSSELL MIDCAP GROWTH
                                                 VAN KAMPEN GROWTH FUND           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------           ---------------------
12/95                                                    9429.00                    10340.00                    10000.00
                                                        11225.00                    10691.80                    10644.80
                                                        12816.00                    10522.80                    11042.70
                                                        14107.00                    11662.20                    11418.00
12/96                                                   15274.00                    13062.20                    11747.60
                                                        15099.00                    13377.90                    11319.40
                                                        17430.00                    16006.30                    12985.50
                                                        21010.00                    15405.70                    14802.60
12/97                                                   19400.00                    16576.00                    14395.80
                                                        22961.00                    18871.40                    16114.00
                                                        24144.00                    19096.40                    16104.10
                                                        18628.00                    18796.80                    13415.80
12/98                                                   23920.00                    21964.90                    16967.50
                                                        24671.00                    22990.70                    17547.20
                                                        25984.00                    22954.30                    19375.10
                                                        25984.00                    23620.50                    18405.20
12/99                                                   38048.00                    24236.20                    25670.60
                                                        47661.00                    25317.50                    31093.00
                                                        44224.00                    25012.40                    28790.00
                                                        48834.00                    25056.10                    29516.70
12/00                                                   36996.00                    24018.00                    22654.60
                                                        29096.00                    22035.00                    16971.70
                                                        31192.00                    21430.00                    19717.90
                                                        25013.00                    18819.90                    14236.60
12/01                                                   29728.00                    20142.70                    18089.40
                                                        29697.00                    19255.00                    17769.90
                                                        26092.00                    16369.20                    14525.10
                                                        21736.00                    15978.80                    12030.00
12/02                                                   22269.00                    15508.60                    13132.00
                                                        21767.00                    16693.30                    13130.00
                                                        24729.00                    18110.40                    15592.60
                                                        25701.00                    19300.20                    16708.80
12/03                                                   28396.00                    20866.20                    18740.90
3/04                                                    29885.00                    20837.00                    19646.80

Source for index data: Lipper Inc.

                              A SHARES               B SHARES               C SHARES
                           since 12/27/95         since 12/27/95         since 12/27/95
------------------------------------------------------------------------------------------
                                      W/MAX.                 W/MAX.                 W/MAX.
                                      5.75%                  5.00%                  1.00%
AVERAGE ANNUAL           W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES
TOTAL RETURNS             CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception           15.10%      14.28%     14.34%      14.34%     14.32%      14.32%

5-year                     3.91        2.69       3.10        2.90       3.11        3.11

1-year                    37.29       29.38      36.25       31.25      36.25       35.25
------------------------------------------------------------------------------------------

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains.

The S&P 500 Stock Index is generally representative of the U.S. stock market. Russell Midcap(R) Growth Index is generally representative of mid-capitalization growth stocks. These indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004

During the first half of the reporting period, Van Kampen Growth Fund was managed by the adviser's Multi-Cap Growth team. As of September 30, 2003, the fund has been managed by the adviser's Small/Mid-Cap Growth team.(1) Current members include Dennis Lynch, Managing Director, and David Cohen, Executive Director.

MARKET CONDITIONS

Stocks were very strong performers during an extremely favorable market environment. As the reporting period began, the initial major combat in Iraq was winding down, removing a significant source of uncertainty in the market and helping reassure nervous investors. Stocks also benefited from unexpected strength in corporate earnings--strength that investors welcomed after several years of earnings declines. Federal legislation to reduce tax rates on long-term capital gains and corporate dividends, along with continued-low interest rates had a similarly positive effect on the equity market.

During the period, it steadily became clearer that the economy was strengthening, giving stock investors even more confidence. By the third quarter of 2003, United States gross domestic product grew at a rapid 8.2 percent pace. It was the fastest annualized quarterly growth rate since 1984. In the fourth quarter, the economy grew just half as fast--a still-impressive but ultimately more sustainable result.

The combined effect of these influences on stock performance was greatest in the first half of the period. During the period's second half, equities continued to perform well, but the gains were more muted. Against this backdrop, small-cap stocks fared the best, followed by mid-cap then large-cap stocks.

PERFORMANCE ANALYSIS

The fund returned 37.29 percent for the 12-month period ended March 31, 2004 (Class A shares unadjusted for sales charge). The fund outperformed its benchmark, the Standard & Poor's 500 Index, which returned 35.10 percent for

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004

----------------------------------------------------------------------------
                                    STANDARD & POOR'S   RUSSELL MIDCAP
      CLASS A   CLASS B   CLASS C       500 INDEX        GROWTH INDEX

      37.29%    36.25%    36.25%         35.10%             49.63%
----------------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

(1)Team members may change at any time without notice.

the same period. The Russell Midcap Growth Index returned a robust 49.63 percent, reflecting the favorable environment for mid-cap growth stocks overall. We believe the Russell Midcap Growth Index, which measures the performance of mid-cap growth stocks, is an appropriate point of comparison for the fund. We will continue to use it as a reference point in future reports, as well as add it to the fund's prospectus.

A number of holdings in the consumer-discretionary sector were among the fund's top performers during the period. Consumer confidence increased in the months following the end of the first phase of military operations in Iraq. As people became more willing to spend on travel and other leisure activities, stocks such as International Game Technology (IGT), GTECH Holdings and Royal Caribbean Cruises benefited. IGT, the leading maker of slot machines and video-gaming terminals, was helped by growth in new construction of Native American-run casinos, as well as by demand from existing casinos to upgrade older technology. Similarly, lottery-systems operator GTECH reported strong growth during the period, thanks to a number of new contracts and continued successful expansion into international markets. Royal Caribbean, the world's second-largest cruise operator, was helped by consumers' resurgent desire to spend money on vacations.

Increased consumer confidence also boosted the sales of specialty retailers such as Coach and Best Buy (sold from the portfolio), two additional positive performers in the portfolio. Luxury-goods retailer Coach benefited from consumers' increased willingness to spend money on high-end handbags and other accessories. Such free-spending ways also worked to the advantage of Best Buy, which saw strong demand for expensive consumer electronics such as flat-screen televisions and digital camcorders.

TOP 10 HOLDINGS AS OF 3/31/04               TOP 10 INDUSTRIES AS OF 3/31/04
Royal Caribbean Cruises Ltd.   3.1%         Casinos & Gaming                9.5%
Station Casinos, Inc.          3.1          Health Care Equipment           6.6
Ultra Petroleum Corp.          3.0          Diversified Commercial Services 4.3
Wynn Resorts Ltd               2.5          Systems Software                4.3
GTECH Holdings Corp.           2.2          Broadcasting & Cable TV         4.3
Univision Communications, Inc. 1.9          Restaurants                     4.0
NTL, Inc.                      1.8          Communications Equipment        3.6
Stericycle, Inc.               1.6          Other Diversified Financial
Dade Behring Holdings, Inc.    1.6          Services                        3.1
Symantec Corp.                 1.5          Hotels                          3.1
                                            Biotechnology                   3.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

On the negative side, the technology sector was a source of weak performance. One significant detractor was Network Associates, a maker of antivirus and network-management software, whose earnings fell following a seasonal falloff in demand late last year. The company also was hurt after it disclosed the use of inappropriate accounting methods relating to currency-exchange rates. SanDisk and Seagate Technology were two additional poor performers, which were sold during the period. SanDisk, which makes flash memory cards for digital cameras and other products, was hurt by increased competition from rival Samsung. Seagate Technology, a leading maker of disk drives, saw its stock perform poorly after excess capacity in the industry led to weak pricing.

Also dragging down performance were two health-care names: Lincare Holdings and Trimeris. Lincare provides home delivery of oxygen bottles and respiratory-therapy products. The company's stock fell as investors grew concerned about how changes to Medicare reimbursement policies would affect earnings. Trimeris, a biopharmaceuticals maker, produces antiviral drugs and experienced a slower-than-expected launch of Fuzeon, an HIV treatment. We sold the stock.

Looking ahead, we will continue to follow our management strategy of investing in high-quality growth companies that we believe are positioned to do well irrespective of the market environment. Our focus will remain on scrutinizing company fundamentals, selecting companies through careful bottom-up analysis and managing risk to develop a diversified portfolio of mid-cap-growth companies designed to generate solid long-term results for our shareholders.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at
       1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS  98.8%
ADVERTISING  0.8%
RH Donnelley Corp. (a)......................................    67,000    $  3,128,900
                                                                          ------------

AIR FREIGHT & COURIERS  1.0%
CH Robinson Worldwide, Inc. ................................    96,900       4,021,350
                                                                          ------------

APPAREL & ACCESSORIES  0.9%
Coach, Inc. (a).............................................    91,300       3,742,387
                                                                          ------------

APPAREL RETAIL  1.0%
Chico's FAS, Inc. (a).......................................    85,800       3,981,120
                                                                          ------------

APPLICATION SOFTWARE  1.7%
Mercury Interactive Corp. (a)...............................    77,848       3,487,590
Synopsys, Inc. (a)..........................................   115,576       3,347,081
                                                                          ------------
                                                                             6,834,671
                                                                          ------------
ASSET MANAGEMENT & CUSTODY BANKS  1.0%
Legg Mason, Inc. ...........................................    41,100       3,813,258
                                                                          ------------

AUTO PARTS & EQUIPMENT  0.8%
Gentex Corp. ...............................................    72,600       3,149,388
                                                                          ------------

BIOTECHNOLOGY  3.1%
Biogen Idec, Inc. (a).......................................    71,600       3,980,960
Celgene Corp. (a)...........................................    44,800       2,134,720
Charles River Laboratories International, Inc. (a)..........    57,000       2,442,450
Genzyme Corp. (a)...........................................    39,000       1,834,560
Gilead Sciences, Inc. (a)...................................    34,000       1,896,180
                                                                          ------------
                                                                            12,288,870
                                                                          ------------
BROADCASTING & CABLE TV  4.3%
Radio One, Inc., Class D (a)................................   252,000       4,662,000
Univision Communications, Inc., Class A (a).................   226,700       7,483,367
Westwood One, Inc. (a)......................................    97,400       2,868,430
XM Satellite Radio Holdings, Inc., Class A (a)..............    69,000       1,932,000
                                                                          ------------
                                                                            16,945,797
                                                                          ------------
BUILDING PRODUCTS  0.5%
American Standard Co., Inc. (a).............................    17,200       1,956,500
                                                                          ------------

CASINOS & GAMING  9.4%
GTECH Holdings Corp. .......................................   147,200       8,705,408
International Game Technology...............................    98,900       4,446,544
MGM Mirage (a)..............................................    43,300       1,963,222
Station Casinos, Inc. ......................................   272,600      12,040,742
Wynn Resorts Ltd (a)........................................   283,085       9,907,975
                                                                          ------------
                                                                            37,063,891
                                                                          ------------

 6                                             See Notes to Financial Statements

VAN KAMPEN GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT  3.6%
Avaya, Inc. (a).............................................    87,600    $  1,391,088
Corning, Inc. (a)...........................................   308,100       3,444,558
Crown Castle International Corp. (a)........................   453,900       5,732,757
Juniper Networks, Inc. (a)..................................   100,500       2,614,005
QLogic Corp. (a)............................................    33,100       1,092,631
                                                                          ------------
                                                                            14,275,039
                                                                          ------------
COMPUTER STORAGE & PERIPHERALS  2.4%
Lexmark International, Inc., Class A (a)....................    57,200       5,262,400
Network Appliance, Inc. (a).................................   202,000       4,332,900
                                                                          ------------
                                                                             9,595,300
                                                                          ------------
CONSTRUCTION MATERIALS  1.0%
Rinker Group, Inc.--ADR (Australia).........................    73,200       3,889,116
                                                                          ------------

CONSUMER ELECTRONICS  1.0%
Harman International Industries, Inc. ......................    48,300       3,844,680
                                                                          ------------

DATA PROCESSING & OUTSOURCING SERVICES  1.8%
Dun & Bradstreet Corp. (a)..................................    34,500       1,845,750
Global Payments, Inc. ......................................    61,800       2,785,944
SunGard Data Systems, Inc. (a)..............................    91,282       2,501,127
                                                                          ------------
                                                                             7,132,821
                                                                          ------------
DEPARTMENT STORES  1.2%
Dollar Tree Stores, Inc. (a)................................   160,200       4,948,578
                                                                          ------------

DIVERSIFIED BANKS  0.9%
UCBH Holdings, Inc. ........................................    90,700       3,631,628
                                                                          ------------

DIVERSIFIED COMMERCIAL SERVICES  4.3%
Apollo Group, Inc., Class A (a).............................    68,000       5,855,480
Career Education Corp. (a)..................................    35,700       2,022,048
Choicepoint, Inc. (a).......................................    92,700       3,525,381
Corporate Executive Board Co. ..............................    40,200       1,889,400
DeVry, Inc. (a).............................................    91,700       2,764,755
ITT Educational Services, Inc. (a)..........................    30,400         948,480
                                                                          ------------
                                                                            17,005,544
                                                                          ------------
DIVERSIFIED METALS & MINING  1.6%
Freeport-McMoRan Copper & Gold, Inc., Class B...............   119,000       4,651,710
Phelps Dodge Corp. (a)......................................    22,700       1,853,682
                                                                          ------------
                                                                             6,505,392
                                                                          ------------
ENVIRONMENTAL SERVICES  1.6%
Stericycle, Inc. (a)........................................   129,800       6,212,228
                                                                          ------------

FOOD RETAIL  0.5%
Whole Foods Market, Inc. ...................................    24,700       1,851,265
                                                                          ------------

See Notes to Financial Statements                                              7

VAN KAMPEN GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
GAS UTILITIES  0.5%
Kinder Morgan, Inc. ........................................    30,900    $  1,947,318
                                                                          ------------

GOLD  0.7%
Placer Dome, Inc. (Canada)..................................   162,300       2,916,531
                                                                          ------------

HEALTH CARE DISTRIBUTORS  1.4%
DaVita, Inc. (a)............................................    41,700       1,991,175
Lincare Holdings, Inc. (a)..................................    56,700       1,781,514
Omnicare, Inc. .............................................    42,800       1,897,324
                                                                          ------------
                                                                             5,670,013
                                                                          ------------
HEALTH CARE EQUIPMENT  6.5%
Apogent Technologies, Inc. (a)..............................    92,700       2,844,036
C.R. Bard, Inc. ............................................    40,200       3,925,128
Dade Behring Holdings, Inc. (a).............................   138,100       6,142,688
Kinetic Concepts, Inc. (a)..................................    47,400       2,125,890
St. Jude Medical, Inc. (a)..................................    27,500       1,982,750
Varian Medical Systems, Inc. (a)............................    57,200       4,936,932
Zimmer Holdings, Inc. (a)...................................    50,000       3,689,000
                                                                          ------------
                                                                            25,646,424
                                                                          ------------
HEALTH CARE FACILITIES  0.5%
Community Health Systems, Inc. (a)..........................    67,500       1,878,525
                                                                          ------------

HEALTH CARE SERVICES  2.2%
Caremark Rx, Inc. (a).......................................   174,200       5,792,150
VCA Antech, Inc. (a)........................................    78,300       2,789,829
                                                                          ------------
                                                                             8,581,979
                                                                          ------------
HEALTH CARE SUPPLIES  2.1%
Fisher Scientific International, Inc. (a)...................    38,100       2,097,024
Idexx Labs, Inc. (a)........................................    38,600       2,195,182
Patterson Dental Co. (a)....................................    57,700       3,958,797
                                                                          ------------
                                                                             8,251,003
                                                                          ------------
HOME ENTERTAINMENT SOFTWARE  1.1%
Electronic Arts, Inc. (a)...................................    77,850       4,200,786
                                                                          ------------

HOME FURNISHINGS  0.7%
Mohawk Industries, Inc. (a).................................    34,300       2,824,605
                                                                          ------------

HOMEBUILDING  0.5%
NVR, Inc. (a)...............................................     4,125       1,897,500
                                                                          ------------

HOTELS  3.1%
Royal Caribbean Cruises Ltd. ...............................   279,200      12,312,720
                                                                          ------------

INDUSTRIAL MACHINERY  0.5%
Graco, Inc. ................................................    66,450       1,934,359
                                                                          ------------

 8                                             See Notes to Financial Statements

VAN KAMPEN GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
INTEGRATED OIL & GAS  0.5%
Suncor Energy, Inc. (Canada)................................    72,600    $  1,985,610
                                                                          ------------

INTEGRATED TELECOMMUNICATION SERVICES  2.3%
IDT Corp., Class B (a)......................................    97,900       1,972,685
NTL, Inc. (a)...............................................   119,022       7,075,858
                                                                          ------------
                                                                             9,048,543
                                                                          ------------
INVESTMENT BANKING & BROKERAGE  0.8%
Ameritrade Holding Corp. (a)................................   203,500       3,133,900
                                                                          ------------

IT CONSULTING & OTHER SERVICES  0.4%
Cognizant Technology Solutions Corp., Class A (a)...........    31,900       1,443,475
                                                                          ------------

MANAGED HEALTH CARE  0.5%
Pacificare Health Systems (a)...............................    51,000       2,017,050
                                                                          ------------

MULTI-LINE INSURANCE  0.5%
Assurant, Inc. .............................................    78,800       1,981,820
                                                                          ------------

MULTI-UTILITIES & UNREGULATED POWER  0.5%
Questar Corp. ..............................................    52,000       1,894,880
                                                                          ------------

OIL & GAS EQUIPMENT & SERVICES  2.0%
BJ Services Co. (a).........................................    84,500       3,656,315
Smith International, Inc. (a)...............................    77,400       4,141,674
                                                                          ------------
                                                                             7,797,989
                                                                          ------------
OIL & GAS EXPLORATION & PRODUCTION  2.9%
Ultra Petroleum Corp. (a)...................................   384,900      11,550,849
                                                                          ------------

OTHER DIVERSIFIED FINANCIAL SERVICES  3.1%
Brascan Corp., Class A (Canada).............................   104,100       4,191,066
Chicago Mercantile Exchange.................................    21,600       2,089,584
Doral Financial Corp. (Puerto Rico).........................    57,200       2,013,440
Iron Mountain, Inc. (a).....................................    90,200       4,025,626
                                                                          ------------
                                                                            12,319,716
                                                                          ------------
PAPER PACKAGING  0.4%
Sealed Air Corp. (a)........................................    35,900       1,785,307
                                                                          ------------

PHARMACEUTICALS  2.4%
Allergan, Inc. .............................................    43,300       3,644,128
Elan Corp PLC--ADR (Ireland) (a)............................    68,000       1,402,160
Shire Pharmaceuticals Group PLC--ADR (United Kingdom) (a)...    64,900       1,910,007
Taro Pharmaceuticals Industries, Ltd., Class A (Israel)
  (a).......................................................    45,300       2,626,947
                                                                          ------------
                                                                             9,583,242
                                                                          ------------
PROPERTY & CASUALTY  1.0%
White Mountains Insurance Group Ltd. .......................     7,900       4,143,550
                                                                          ------------

See Notes to Financial Statements                                              9

VAN KAMPEN GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
PUBLISHING  1.9%
Getty Images, Inc. (a)......................................    56,700    $  3,060,666
Interactive Data Corp. (a)..................................   143,277       2,547,465
Washington Post, Class B....................................     2,150       1,901,482
                                                                          ------------
                                                                             7,509,613
                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS  0.9%
Plum Creek Timber Co., Inc. ................................   116,400       3,780,672
                                                                          ------------

RESTAURANTS  3.9%
Cheesecake Factory, Inc. (a)................................    86,000       3,967,180
Krispy Kreme Doughnuts, Inc. (a)............................    41,100       1,411,374
Outback Steakhouse, Inc. ...................................    80,500       3,920,350
P.F. Chang's China Bistro, Inc. (a).........................    80,400       4,044,924
Sonic Corp. (a).............................................    62,900       2,156,212
                                                                          ------------
                                                                            15,500,040
                                                                          ------------
SEMICONDUCTOR EQUIPMENT  1.2%
Integrated Circuit Systems, Inc. (a)........................    52,800       1,321,584
Kla-Tencor Corp. (a)........................................    70,100       3,529,535
                                                                          ------------
                                                                             4,851,119
                                                                          ------------
SEMICONDUCTORS  2.3%
Altera Corp. (a)............................................   169,600       3,468,320
Marvell Technology Group Ltd. (Bermuda) (a).................    68,500       3,085,925
National Semiconductor Corp. (a)............................    30,900       1,372,887
Rambus, Inc. (a)............................................    38,600       1,081,958
                                                                          ------------
                                                                             9,009,090
                                                                          ------------
SPECIALIZED FINANCE  0.5%
Moody's Corp. ..............................................    29,100       2,060,280
                                                                          ------------

SPECIALTY CHEMICALS  0.5%
Ecolab, Inc. ...............................................    69,600       1,985,688
                                                                          ------------

SPECIALTY STORES  0.8%
PETsMART, Inc. .............................................   118,800       3,238,488
                                                                          ------------

SYSTEMS SOFTWARE  4.3%
Adobe Systems, Inc. ........................................   143,500       5,658,205
Red Hat, Inc. (a)...........................................   237,000       5,417,820
Symantec Corp. (a)..........................................   126,880       5,874,544
                                                                          ------------
                                                                            16,950,569
                                                                          ------------
TECHNOLOGY DISTRIBUTORS  0.5%
CDW Corp. ..................................................    28,100       1,899,841
                                                                          ------------

WIRELESS TELECOMMUNICATION SERVICES  0.5%
NII Holdings, Inc., Class B (a).............................    58,160       2,037,345
                                                                          ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

DESCRIPTION                                                                  VALUE
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS  98.8%
(Cost $342,208,972)....................................................   $391,388,162
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%............................      4,767,162
                                                                          ------------

NET ASSETS  100.0%.....................................................   $396,155,324
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                             11

VAN KAMPEN GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004

ASSETS:
Total Investments (Cost $342,208,972).......................  $391,388,162
Receivables:
  Investments Sold..........................................    13,697,309
  Fund Shares Sold..........................................       942,958
  Dividends.................................................        39,051
Other.......................................................       124,258
                                                              ------------
    Total Assets............................................   406,191,738
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,811,263
  Custodian Bank............................................     3,348,067
  Fund Shares Repurchased...................................       851,608
  Distributor and Affiliates................................       470,364
  Investment Advisory Fee...................................       253,104
Accrued Expenses............................................       191,658
Trustees' Deferred Compensation and Retirement Plans........       110,350
                                                              ------------
    Total Liabilities.......................................    10,036,414
                                                              ------------
NET ASSETS..................................................  $396,155,324
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $391,592,322
Net Unrealized Appreciation.................................    49,179,190
Accumulated Net Investment Loss.............................       (97,819)
Accumulated Net Realized Loss...............................   (44,518,369)
                                                              ------------
NET ASSETS..................................................  $396,155,324
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $260,200,281 and 13,645,020 shares of
    beneficial interest issued and outstanding).............  $      19.07
    Maximum sales charge (5.75%* of offering price).........          1.16
                                                              ------------
    Maximum offering price to public........................  $      20.23
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $107,723,232 and 6,071,178 shares of
    beneficial interest issued and outstanding).............  $      17.74
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,231,811 and 1,591,383 shares of
    beneficial interest issued and outstanding).............  $      17.74
                                                              ============

*   On sales of $50,000 or more, the sales charge will be reduced.

 12                                            See Notes to Financial Statements

VAN KAMPEN GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended March 31, 2004

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $19,993).....  $  1,474,151
Interest....................................................       113,550
                                                              ------------
    Total Income............................................     1,587,701
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,788,072
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $615,542, $987,126 and $259,871,
  respectively).............................................     1,862,539
Shareholder Services........................................     1,340,579
Custody.....................................................        62,921
Legal.......................................................        37,953
Trustees' Fees and Related Expenses.........................        24,889
Other.......................................................       335,198
                                                              ------------
    Total Expenses..........................................     6,452,151
    Less Credits Earned on Cash Balances....................         2,292
                                                              ------------
    Net Expenses............................................     6,449,859
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (4,862,158)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 80,430,563
  Foreign Currency Transactions.............................          (120)
                                                              ------------
Net Realized Gain...........................................    80,430,443
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    12,355,660
  End of the Period.........................................    49,179,190
                                                              ------------
Net Unrealized Appreciation During the Period...............    36,823,530
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $117,253,973
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $112,391,815
                                                              ============

See Notes to Financial Statements                                             13

VAN KAMPEN GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               FOR THE          FOR THE
                                                              YEAR ENDED       YEAR ENDED
                                                            MARCH 31, 2004   MARCH 31, 2003
                                                            -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.......................................  $  (4,862,158)   $  (3,320,572)
Net Realized Gain/Loss....................................     80,430,443      (73,308,724)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................     36,823,530      (12,908,174)
                                                            -------------    -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......    112,391,815      (89,537,470)
                                                            -------------    -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................    182,758,804      232,528,969
Cost of Shares Repurchased................................   (192,287,893)    (158,301,849)
                                                            -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........     (9,529,089)      74,227,120
                                                            -------------    -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.....................    102,862,726      (15,310,350)
NET ASSETS:
Beginning of the Period...................................    293,292,598      308,602,948
                                                            -------------    -------------
End of the Period (Including accumulated net investment
  loss of $97,819 and $101,159, respectively).............  $ 396,155,324    $ 293,292,598
                                                            =============    =============

 14                                            See Notes to Financial Statements

VAN KAMPEN GROWTH FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED MARCH 31,
CLASS A SHARES                           -------------------------------------------------------
                                         2004 (a)    2003 (a)    2002 (a)    2001 (a)   2000 (a)
                                         -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................   $13.89     $ 18.95      $18.60     $ 40.22     $23.30
                                          ------     -------      ------     -------     ------
  Net Investment Loss..................     (.18)       (.13)       (.19)       (.30)      (.32)
  Net Realized and Unrealized
    Gain/Loss..........................     5.36       (4.93)        .57      (13.82)     20.61
                                          ------     -------      ------     -------     ------
Total from Investment Operations.......     5.18       (5.06)        .38      (14.12)     20.29
Less Distributions from Net Realized
  Gain.................................      -0-         -0-         .03        7.50       3.37
                                          ------     -------      ------     -------     ------
NET ASSET VALUE, END OF THE PERIOD.....   $19.07     $ 13.89      $18.95     $ 18.60     $40.22
                                          ======     =======      ======     =======     ======

Total Return (b).......................   37.29%     -26.70%       2.06%     -38.95%     93.18%
Net Assets at End of the Period (In
  millions)............................   $260.2     $ 190.7      $169.1     $  95.5     $106.3
Ratio of Expenses to Average Net
  Assets...............................    1.48%       1.54%       1.43%       1.33%      1.44%
Ratio of Net Investment Loss to Average
  Net Assets...........................   (1.05%)      (.89%)     (1.02%)     (1.00%)    (1.14%)
Portfolio Turnover.....................     268%        180%        127%        172%       170%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rules 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             15

VAN KAMPEN GROWTH FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED MARCH 31,
CLASS B SHARES                          -------------------------------------------------------
                                        2004 (a)    2003 (a)    2002 (a)    2001 (a)   2000 (a)
                                        -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $13.02     $ 17.90      $17.70     $  39.06    $22.87
                                         ------     -------      ------     --------    ------
  Net Investment Loss.................     (.29)       (.24)       (.31)        (.52)     (.52)
  Net Realized and Unrealized
    Gain/Loss.........................     5.01       (4.64)        .54       (13.34)    20.08
                                         ------     -------      ------     --------    ------
Total from Investment Operations......     4.72       (4.88)        .23       (13.86)    19.56
Less Distributions from Net Realized
  Gain................................      -0-         -0-         .03         7.50      3.37
                                         ------     -------      ------     --------    ------
NET ASSET VALUE, END OF THE PERIOD....   $17.74     $ 13.02      $17.90     $  17.70    $39.06
                                         ======     =======      ======     ========    ======

Total Return (b)......................   36.25%     -27.26%       1.32%      -39.49%    91.74%
Net Assets at End of the Period (In
  millions)...........................   $107.7     $  81.1      $116.8     $   97.0    $115.6
Ratio of Expenses to Average Net
  Assets..............................    2.24%       2.27%       2.19%        2.10%     2.18%
Ratio of Net Investment Loss to
  Average Net Assets..................   (1.81%)     (1.63%)     (1.78%)      (1.77%)   (1.89%)
Portfolio Turnover....................     268%        180%        127%         172%      170%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

 16                                            See Notes to Financial Statements

VAN KAMPEN GROWTH FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED MARCH 31,
CLASS C SHARES                           -------------------------------------------------------
                                         2004 (a)    2003 (a)    2002 (a)    2001 (a)   2000 (a)
                                         -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................   $13.02     $ 17.89      $17.69     $ 39.01     $22.87
                                          ------     -------      ------     -------     ------
  Net Investment Loss..................     (.29)       (.23)       (.31)       (.50)      (.52)
  Net Realized and Unrealized
    Gain/Loss..........................     5.01       (4.64)        .54      (13.32)     20.03
                                          ------     -------      ------     -------     ------
Total from Investment Operations.......     4.72       (4.87)        .23      (13.82)     19.51
Less Distributions from Net Realized
  Gain.................................      -0-         -0-         .03        7.50       3.37
                                          ------     -------      ------     -------     ------
NET ASSET VALUE, END OF THE PERIOD.....   $17.74     $ 13.02      $17.89     $ 17.69     $39.01
                                          ======     =======      ======     =======     ======

Total Return (b).......................   36.25%     -27.22%       1.32%     -39.43%     91.52%
Net Assets at End of the Period (In
  millions)............................   $ 28.2     $  21.5      $ 22.7     $  13.7     $ 11.8
Ratio of Expenses to Average Net
  Assets...............................    2.24%       2.29%       2.19%       2.10%      2.19%
Ratio of Net Investment Loss to Average
  Net Assets...........................   (1.81%)     (1.62%)     (1.78%)     (1.77%)    (1.89%)
Portfolio Turnover.....................     268%        180%        127%        172%       170%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             17

VAN KAMPEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

VAN KAMPEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $43,365,950 which will expire on March 31, 2011.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $343,351,188
                                                              ============
Gross tax unrealized appreciation...........................  $ 54,037,811
Gross tax unrealized depreciation...........................    (6,000,837)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 48,036,974
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to the current year net operating loss totaling $4,894,473 was reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to the Fund's investment in other regulated investment companies totaling $5,076 was reclassified from accumulated net investment loss to accumulated net realized loss. A permanent book and tax difference related to the recognition of net realized losses on foreign currency transactions totaling $120 was reclassified from accumulated net realized loss to accumulated net investment loss. Additionally, permanent book and tax differences related to distributions from and the sale of Real Estate Investment Trusts totaling $31,889 and $2,042, respectively, were reclassified from accumulated net investment loss to accumulated net realized loss.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended March 31, 2004, the Fund's custody fee was reduced by $2,292 as a result of credits earned on cash balances.

VAN KAMPEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the year ended March 31, 2004, the Fund recognized expenses of approximately $16,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to the fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $51,000 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $1,093,400 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $66,374 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., (Morgan Stanley) an affiliate of Van Kampen, totaling $18,800.

VAN KAMPEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $241,126,482, $121,091,257 and $29,374,583 for Classes A, B, and C, respectively. For the year ended March 31, 2004, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    9,219,238    $ 155,626,965
  Class B...................................................    1,217,879       19,116,959
  Class C...................................................      510,829        8,014,880
                                                              -----------    -------------
Total Sales.................................................   10,947,946    $ 182,758,804
                                                              ===========    =============
Repurchases:
  Class A...................................................   (9,303,106)   $(161,368,238)
  Class B...................................................   (1,371,275)     (21,866,540)
  Class C...................................................     (572,474)      (9,053,115)
                                                              -----------    -------------
Total Repurchases...........................................  (11,246,855)   $(192,287,893)
                                                              ===========    =============

    At March 31, 2003, capital aggregated $250,082,512, $125,171,752 and
$30,761,620 for Classes A, B and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   12,919,255    $ 192,287,438
  Class B...................................................    1,758,697       25,764,834
  Class C...................................................      991,812       14,476,697
                                                              -----------    -------------
Total Sales.................................................   15,669,764    $ 232,528,969
                                                              ===========    =============
Repurchases:
  Class A...................................................   (8,113,373)   $(120,100,002)
  Class B...................................................   (2,055,997)     (29,320,866)
  Class C...................................................     (608,931)      (8,880,981)
                                                              -----------    -------------
Total Repurchases...........................................  (10,778,301)   $(158,301,849)
                                                              ===========    =============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2004 and 2003, 30,996 and 54,156 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A and repurchases of Class B shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made

VAN KAMPEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended March 31, 2004, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $129,100 and CDSC on redeemed shares of approximately $172,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $965,415,076 and $972,227,041, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,057,700 and $48,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the year ended March 31, 2004, are payments retained by Van Kampen of approximately $796,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $158,200.

VAN KAMPEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

6. FUND MERGER

On November 3, 2003, the Directors of Van Kampen Mid Cap Growth Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Growth Fund ("Acquiring Fund"). The Directors and Trustees of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN GROWTH FUND

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Van Kampen Growth Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Growth Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
May 5, 2004

VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN GROWTH FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             88       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              86       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1995  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         86       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (63)             Trustee      Trustee     President of CAC, llc., a      88       Trustee/Director/Managing
CAC, llc.                                  since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of Stericycle,
San Diego, CA 92122-6223                               services. Prior to July                 Inc., Ventana Medical
                                                       2000, Managing Partner of               Systems, Inc., GATX
                                                       Equity Group Corporate                  Corporation and Trustee
                                                       Investment (EGI), a                     of The Scripps Research
                                                       company that makes                      Institute and the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to April
                                                                                               2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Vice
                                                                                               Chairman and Director of
                                                                                               Anixter International,
                                                                                               Inc. and IMC Global Inc.
                                                                                               Prior to July 2000,
                                                                                               Director of Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            86       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      86       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 1995  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       88       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            86       Trustee/Director/Managing
423 Country Club Drive                     since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         88       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, P.H.D.    Trustee      Trustee     Previously Chief               86       Trustee/Director/Managing
(62)                                       since 1999  Communications Officer of               General Partner of funds
6808 Florida Street                                    the National Academy of                 in the Fund Complex.
Chevy Chase, MD 20815                                  Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN GROWTH FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            86       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    1999;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           88       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        88       Trustee/Director/Managing
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN GROWTH FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                    HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)         Vice President      Officer     Chairman of Morgan Stanley Investment Management's Global
2800 Post Oak Blvd.                              since 1998  Research Steering Committee. Vice President of funds in the
45th Floor                                                   Fund Complex. Prior to March 2004, Managing Director of
Houston, TX 77056                                            Global Research Investment Management. Prior to December
                                                             2002, Chief Investment Officer of Van Kampen Investments and
                                                             President and Chief Operations Officer of the Adviser and
                                                             Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                             President and Chief Investment Officer of funds in the Fund
                                                             Complex. Prior to May 2001, Managing Director and Chief
                                                             Investment Officer of Van Kampen Investments, and Managing
                                                             Director and President of the Adviser and Van Kampen
                                                             Advisors Inc. Prior to December 2000, Executive Vice
                                                             President and Chief Investment Officer of Van Kampen
                                                             Investments, and President and Chief Operating Officer of
                                                             the Adviser. Prior to April 2000, Executive Vice President
                                                             and Chief Investment Officer for Equity Investments of the
                                                             Adviser. Prior to October 1998, Vice President and Senior
                                                             Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                             February 1998, Senior Vice President and Portfolio Manager
                                                             of Van Kampen American Capital Asset Management, Inc., Van
                                                             Kampen American Capital Investment Advisory Corp. and Van
                                                             Kampen American Capital Management, Inc.

Stefanie V. Chang (37)       Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                      since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)     Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                             Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                             Vice President and Chief Investment Officer of funds in the
                                                             Fund Complex. Managing Director and Chief Investment Officer
                                                             of Van Kampen Investments, the Adviser and Van Kampen
                                                             Advisors Inc. since December 2002.

VAN KAMPEN GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                    HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND           SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)      Vice President      Officer     Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                 since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                   the Fixed Income Department of the Adviser and Van Kampen
                                                             Advisors Inc. Prior to December 2000, Senior Vice President
                                                             of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                             2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                             President of the government securities bond group for Asset
                                                             Management.

Ronald E. Robison (65)       Executive Vice      Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and       since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal                       funds in the Fund Complex. Chief Global Operations Officer
                             Executive Officer               and Managing Director of Morgan Stanley Investment
                                                             Management Inc. Managing Director of Morgan Stanley.
                                                             Managing Director and Director of Morgan Stanley Investment
                                                             Advisors Inc., Morgan Stanley Services Company Inc. and
                                                             Morgan Stanley Distributors Inc. Chief Executive Officer and
                                                             Director of Morgan Stanley Trust. Vice President of the
                                                             Morgan Stanley Funds.

A. Thomas Smith III (47)     Vice President and  Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas  Secretary           since 1999  Director of Van Kampen Investments, Director of the Adviser,
New York, NY 10020                                           Van Kampen Advisors Inc., the Distributor, Investor Services
                                                             and certain other subsidiaries of Van Kampen Investments.
                                                             Managing Director and General Counsel-Mutual Funds of Morgan
                                                             Stanley Investment Advisors, Inc. Vice President and
                                                             Secretary of funds in the Fund Complex. Prior to July 2001,
                                                             Managing Director, General Counsel, Secretary and Director
                                                             of Van Kampen Investments, the Adviser, the Distributor,
                                                             Investor Services, and certain other subsidiaries of Van
                                                             Kampen Investments. Prior to December 2000, Executive Vice
                                                             President, General Counsel, Secretary and Director of Van
                                                             Kampen Investments, the Adviser, Van Kampen Advisors Inc.,
                                                             the Distributor, Investor Services and certain other
                                                             subsidiaries of Van Kampen Investments. Prior to January
                                                             1999, Vice President and Associate General Counsel to New
                                                             York Life Insurance Company ("New York Life"), and prior to
                                                             March 1997, Associate General Counsel of New York Life.
                                                             Prior to December 1993, Assistant General Counsel of The
                                                             Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                             Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                             Attorney at the Securities and Exchange Commission, Division
                                                             of Investment Management, Office of Chief Counsel.

VAN KAMPEN GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                    HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)        Vice President,     Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Chief Financial     since 1996  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181   Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                             Complex. Head of Fund Accounting for Morgan Stanley
                                                             Investment Management. Prior to December 2002, Executive
                                                             Director of Van Kampen Investments, the Adviser and Van
                                                             Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 86, 186, 286
                                                 GF ANR 5/04 RN04-00389P-Y03/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Small Cap Value Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Russell 2000(R) Value Index from 6/30/99 (first month-end after inception) through 3/31/04. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                              VAN KAMPEN SMALL CAP VALUE FUND      RUSSELL 2000(R) VALUE INDEX
                                                              -------------------------------      ---------------------------
6/99                                                                       9426.00                          10000.00
                                                                           8806.00                           9033.32
12/99                                                                      8922.00                           9359.12
                                                                           9032.00                           9716.80
                                                                           9289.00                           9906.41
                                                                          10097.00                          10633.50
12/00                                                                     10961.00                          11495.40
                                                                          11076.00                          11607.20
                                                                          12671.00                          12957.90
                                                                          11152.00                          11229.90
12/01                                                                     12524.00                          13107.50
                                                                          13520.00                          14363.00
                                                                          12984.00                          14058.60
                                                                          10381.00                          11065.40
12/02                                                                     10752.00                          11609.90
                                                                          10296.00                          11020.20
                                                                          12303.00                          13524.40
                                                                          13079.00                          14569.10
12/03                                                                     14960.00                          16953.70
3/04                                                                      15784.00                          18126.80

Source for index data: Lipper Inc.

                              A SHARES               B SHARES                C SHARES
                           since 06/21/99         since 06/21/99          since 06/21/99
-------------------------------------------------------------------------------------------
                                      W/MAX.                 W/MAX.                 W/ MAX.
                                      5.75%                  5.00%                   1.00%
AVERAGE ANNUAL           W/O SALES    SALES     W/O SALES    SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception           12.18%      10.79%     11.31%      11.10%     11.34%      11.34%

1-year                    53.30       44.45      52.17       47.17      52.21       51.21
-------------------------------------------------------------------------------------------

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Russell 2000(R) Value Index is generally representative of the U.S. market for small-capitalization stocks. It contains securities that value managers typically select from the Russell 2000(R) Index. The index is unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen Small Cap Value Fund is managed by the adviser's Small/Mid-Cap Value team.(1) Current members include Richard Glass, Executive Director.

NOTE: We decided to close the fund to NEW investors on March 12, 2004. Recently, the fund experienced a significant increase in assets due to the strong performance of small-cap stocks and heightened investor interest in the small-cap market. In the face of much-greater demand, the supply of attractively valued small-cap issues had declined substantially. In this environment, we felt that significant additional growth in the fund's asset base could limit the flexibility we need to position the portfolio strategically. At its current size, we believe the fund is well positioned for favorable performance in the future. We continue to accept investments in Small Cap Value Fund from EXISTING SHAREHOLDERS.

MARKET CONDITIONS

During the 12-month period ended March 31, 2004, investors returned to the equity market in large numbers following the removal of concerns such as the leadup to war with Iraq, corporate accounting scandals and stalled U.S. economic growth. Market sentiment improved significantly with the removal of Saddam Hussein from power, no new significant business scandals on the horizon, and strong GDP growth emerging in mid-2003. Many market participants were transformed from "risk averse" to "risk seeking." Many investors sought out high-beta stocks whose prices had been beaten down in the prior three years. As a result, relatively speculative stocks, especially those in the higher-risk technology, telecommunications and biotechnology sectors, were some of the best performers during the period. Though gains were often concentrated in the higher-risk issues, the broad market posted sizeable returns, as the S&P 500 Index gained 35.12 percent for the 12-month period.

The strongest gains were reserved for small-cap stocks during the period. The Russell 2000(R) Index (made up of small- to medium sized companies) posted



TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004

-------------------------------------------------------
                                       RUSSELL
                                    2000(R) VALUE
      CLASS A   CLASS B   CLASS C       INDEX

      53.30%    52.17%    52.21%       64.49%
-------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

(1)Team members may change without notice at any time.

a 63.83 percent return for the 12 months ended March 31, compared with the 36.37 percent return of the Russell 1000(R) Index (representing the returns of larger companies) over the same period. Surprisingly, small-cap growth and small-cap value stocks performed almost equally well, given that so many speculative stocks were being snapped up by investors. One of the few brakes on stock-market performance during this time was the continued absence of job creation to go with improved GDP growth, leading some to feel that economic recovery would be weaker than anticipated. Additionally, at the close of the period, investors were also assessing the potential economic impact of renewed international terrorism and emerging insurrection in Iraq.

PERFORMANCE ANALYSIS

For its most recent fiscal year ended March 31, 2004, the fund returned 53.30 percent (Class A shares unadjusted for sales charge). The fund's benchmark, the Russell 2000(R) Value Index, returned 64.49 percent for the same period, reflecting the very strong environment for small-cap value stocks.

Relative to its benchmark, the fund was hurt primarily by its underweight in relatively speculative stocks, especially within the health-care and technology sectors. As previously mentioned, investors became comfortable assuming significant additional risk during the past 12 months and often preferred companies with weak fundamentals whose stock prices had been beaten down. By contrast, our long-term approach leads us to favor high-quality companies with strong managements, sound fundamental characteristics, and reasonable valuations. Though this approach generated strong absolute performance, the fund lost ground relative to its benchmark.

TOP 10 HOLDINGS AS OF 3/31/04               TOP 10 INDUSTRIES AS OF 3/31/04
Stone Energy Corp.                 4.2%     Oil & Gas Exploration &
Apria Healthcare Group, Inc.       3.0      Production                      6.8%
AFC Enterprises, Inc.              2.3      Real Estate Investment Trusts   5.2
Terex Corp.                        2.2      Industrial Machinery            4.8
DRS Technologies, Inc.             2.2      Health Care Distributors        4.2
Universal Compression Holdings,             Diversified Banks               4.2
  Inc.                             2.1      Diversified Commercial Services 4.1
School Specialty, Inc.             2.1      Thrifts & Mortgage Finance      3.7
Denbury Resources, Inc.            2.0      Broadcasting & Cable TV         3.2
Intrawest Corp.                    1.9      Oil & Gas Equipment & Services  3.0
Reinsurance Group of America, Inc. 1.8      Specialty Stores                3.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

In terms of specific holdings, the largest detractor from relative performance was home oxygen service provider Apria Healthcare Group, which significantly trailed the market averages but nonetheless posted a healthy return during the 12-month period. Another detractor during the period was Tesoro Petroleum. The company's stock price retreated at mid-year and we sold the position.

Of course, the fund did make significant gains with many of its holdings during the period. The fund's best-performing sector during the 12-month period was heavy industry/transportation. Our leading performers in that area were Terex Corporation, a manufacturer of construction equipment and other industrial machinery, and TBC Corporation, a large independent tire retailer and wholesaler. Investors rewarded Terex's aggressive efforts to pay down debt, strengthen its financial positions, eliminate excess capacity and restructure its operations. In the case of TBC, the company's earnings were boosted by the growing success of its retail operations.

Other holdings that benefited fund performance included GEO Group, a global provider of privatized development and management of correctional facilities. We believe GEO deserves an even larger investor following than it currently has. Formerly known as Wackenhut Corrections Corporation, the company helped its earnings by buying back a large percentage of its stock and adding new contracts. Lastly, a biotechnology stock that the fund did own was Ligand Pharmaceuticals, a specialty pharmaceutical company that discovers, develops and markets small-molecule drugs. Two years ago, we distinguished Ligand from what we felt were more-speculative biotechnology issues based on (1) the company's large cash position, (2) revenues from existing products (most biotech firms do not have existing products on the market) and (3) FDA approval of a pain-relieving drug called Avinza that competes with--and has some positive characteristics when compared with--the controversial drug OxyContin.

At present, we believe that valuations within the stock market are reasonably expensive, especially in the small-cap space. Following the stock market's tremendous gains in 2003, finding attractively valued small-cap stocks with sound fundamentals has become increasingly difficult. We remain cautious in the near term, especially because the overall market has "priced in" a near-perfect economic scenario. Should subsequent economic statistics disappoint, volatility could result. Going forward, we will continue to rely on our stringent buy and sell disciplines and our bottom-up investment process. And as we await further news about economic expansion, we will continue to look for fundamentally strong small-cap stocks whose valuations are, we believe, lower than deserved.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004

DESCRIPTION                                                   SHARES       VALUE
------------------------------------------------------------------------------------
COMMON STOCKS  99.5%
ADVERTISING  0.3%
RH Donnelley Corp. (a)......................................   22,600   $  1,055,420
                                                                        ------------

AEROSPACE & DEFENSE  2.2%
DRS Technologies, Inc. (a)..................................  298,000      8,338,040
                                                                        ------------

AGRICULTURAL PRODUCTS  1.9%
Corn Products International, Inc. ..........................  101,100      4,044,000
Delta & Pine Land Co. ......................................  134,200      3,348,290
                                                                        ------------
                                                                           7,392,290
                                                                        ------------
ALUMINUM  1.3%
Reliance Steel & Aluminum Co. ..............................  143,900      5,058,085
                                                                        ------------

APPAREL & ACCESSORIES  2.7%
Maxwell Shoe Co., Class A (a)...............................  159,200      3,583,592
Russell Corp. ..............................................  379,500      6,929,670
                                                                        ------------
                                                                          10,513,262
                                                                        ------------
APPAREL RETAIL  1.4%
Stage Stores, Inc. (a)......................................  142,400      5,509,456
                                                                        ------------

APPLICATION SOFTWARE  2.2%
ManTech International Corp., Class A (a)....................  226,300      4,636,887
MSC.Software Corp. (a)......................................  448,849      3,954,360
                                                                        ------------
                                                                           8,591,247
                                                                        ------------
AUTO PARTS & EQUIPMENT  1.3%
Tower Automotive, Inc. (a)..................................  974,500      4,911,480
                                                                        ------------

BIOTECHNOLOGY  0.6%
Diversa Corp. (a)...........................................  245,000      2,170,700
                                                                        ------------

BROADCASTING & CABLE TV  3.2%
Nexstar Broadcasting Group, Inc., Class A (a)...............  226,900      2,652,461
Saga Communications, Inc., Class A (a)......................  194,900      3,634,885
Sinclair Broadcast Group, Inc., Class A (a).................  488,100      6,101,250
                                                                        ------------
                                                                          12,388,596
                                                                        ------------
CATALOG RETAIL  2.1%
School Specialty, Inc. (a)..................................  225,200      8,010,364
                                                                        ------------

COMMERCIAL PRINTING  0.9%
Banta Corp. ................................................   76,200      3,527,298
                                                                        ------------

COMMUNICATIONS EQUIPMENT  0.7%
Black Box Corp. ............................................   51,100      2,738,449
                                                                        ------------

CONSTRUCTION & FARM MACHINERY  2.2%
Terex Corp. (a).............................................  228,600      8,451,342
                                                                        ------------

 6                                             See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

DESCRIPTION                                                   SHARES       VALUE
------------------------------------------------------------------------------------
CONSUMER FINANCE  0.6%
Oriental Financial Group (Puerto Rico)......................   69,600   $  2,216,760
                                                                        ------------

DIVERSIFIED BANKS  4.2%
Community First Bankshares, Inc. ...........................  143,700      4,618,518
Independent Bank Corp. .....................................   86,267      2,403,399
Integra Bank Corp. .........................................  134,380      3,237,214
MB Financial Corp. .........................................   80,550      3,140,645
Provident Bancorp, Inc. ....................................  212,000      2,512,200
                                                                        ------------
                                                                          15,911,976
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  4.1%
Dollar Thrifty Automotive Group, Inc. (a)...................   15,200        384,104
Geo Group, Inc. (a).........................................  165,200      3,799,600
Icon Plc--ADR (Ireland) (a).................................  140,100      4,949,733
MAXIMUS, Inc. (a)...........................................   85,500      2,992,500
Navigant International, Inc. (a)............................  193,200      3,477,600
                                                                        ------------
                                                                          15,603,537
                                                                        ------------
ELECTRIC UTILITIES  1.6%
PNM Resources, Inc. ........................................  207,200      6,226,360
                                                                        ------------

ELECTRICAL COMPONENTS & EQUIPMENT  1.7%
A.O. Smith Corp. ...........................................  130,300      3,772,185
Ametek, Inc. ...............................................  108,400      2,779,376
                                                                        ------------
                                                                           6,551,561
                                                                        ------------
ELECTRONIC EQUIPMENT MANUFACTURERS  0.6%
LoJack Corp. (a)............................................  301,100      2,285,650
                                                                        ------------

FOOD DISTRIBUTORS  0.5%
Topps Co., Inc. ............................................  216,000      2,062,800
                                                                        ------------

GAS UTILITIES  2.4%
AGL Resources, Inc. ........................................  193,400      5,612,468
UGI Corp. ..................................................  108,500      3,571,820
                                                                        ------------
                                                                           9,184,288
                                                                        ------------
HEALTH CARE DISTRIBUTORS  4.2%
Apria Healthcare Group, Inc. (a)............................  385,200     11,532,888
Hanger Orthopedic Group, Inc. (a)...........................  250,400      4,519,720
                                                                        ------------
                                                                          16,052,608
                                                                        ------------
HOME FURNISHINGS  0.9%
Furniture Brands International, Inc. .......................  110,400      3,554,880
                                                                        ------------

HOTELS  2.8%
Ambassadors Group, Inc. ....................................  136,500      3,375,645
Intrawest Corp. (Canada)....................................  430,300      7,319,403
                                                                        ------------
                                                                          10,695,048
                                                                        ------------
HOUSEHOLD PRODUCTS  1.2%
Central Garden & Pet Co. (a)................................  127,400      4,586,400
                                                                        ------------

See Notes to Financial Statements                                              7

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

DESCRIPTION                                                   SHARES       VALUE
------------------------------------------------------------------------------------
INDUSTRIAL MACHINERY  4.7%
Albany International Corp., Class A.........................  156,100   $  4,197,529
CIRCOR International, Inc. .................................  163,700      3,699,620
Imation Corp. ..............................................  130,200      4,898,124
Watts Water Technologies, Inc., Class A.....................  228,900      5,353,971
                                                                        ------------
                                                                          18,149,244
                                                                        ------------
INTEGRATED OIL & GAS  2.2%
Denbury Resources, Inc. (a).................................  449,400      7,576,884
PetroKazakhstan, Inc., Class A (Canada).....................   29,200        822,564
                                                                        ------------
                                                                           8,399,448
                                                                        ------------
LIFE & HEALTH INSURANCE  2.9%
Conseco, Inc. (a)...........................................  179,400      4,154,904
Reinsurance Group of America, Inc. .........................  171,800      7,038,646
                                                                        ------------
                                                                          11,193,550
                                                                        ------------
OFFICE SERVICES & SUPPLIES  0.7%
Imagistics International, Inc. (a)..........................   59,800      2,634,190
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  3.0%
Superior Energy Services, Inc. (a)..........................  339,800      3,425,184
Universal Compression Holdings, Inc. (a)....................  247,200      8,132,880
                                                                        ------------
                                                                          11,558,064
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  6.7%
Cabot Oil & Gas Corp. ......................................   76,700      2,343,952
Remington Oil & Gas Corp. (a)...............................  181,800      3,590,550
St. Mary Land & Exploration Co. ............................  116,200      3,884,566
Stone Energy Corp. (a)......................................  323,400     15,995,364
                                                                        ------------
                                                                          25,814,432
                                                                        ------------
PACKAGED FOODS  0.6%
Riviana Foods, Inc. ........................................   81,388      2,270,725
                                                                        ------------

PAPER PRODUCTS  0.8%
Rock-Tenn Co., Class A......................................  223,400      3,221,428
                                                                        ------------

PRECIOUS METALS & MINERALS  0.9%
Apex Silver Mines Ltd. (Cayman Islands) (a).................  156,700      3,535,152
                                                                        ------------

PROPERTY & CASUALTY  2.7%
Direct General Corp. .......................................   61,900      2,240,780
Penn-America Group, Inc. ...................................  216,200      3,169,492
ProAssurance Corp. (a)......................................  138,600      4,851,000
                                                                        ------------
                                                                          10,261,272
                                                                        ------------
PUBLISHING  0.6%
Journal Communications, Inc., Class A.......................  107,800      2,156,000
                                                                        ------------

REAL ESTATE INVESTMENT TRUSTS  5.2%
Anthracite Cap, Inc. .......................................  248,500      3,163,405
Capital Automotive..........................................  111,000      3,919,410

 8                                             See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

DESCRIPTION                                                   SHARES       VALUE
------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
CarrAmerica Realty Corp. ...................................   97,600   $  3,308,640
Cousins Properties, Inc. ...................................  115,100      3,774,129
Falcon Financial Investment Trust (a).......................  254,700      2,366,163
Parkway Properties, Inc. ...................................   73,100      3,417,425
                                                                        ------------
                                                                          19,949,172
                                                                        ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT  1.8%
LNR Property Corp. .........................................  130,900      7,007,077
                                                                        ------------

REINSURANCE  2.0%
NYMAGIC, Inc. ..............................................   93,900      2,375,670
Triad Guaranty, Inc. (a)....................................  101,499      5,354,072
                                                                        ------------
                                                                           7,729,742
                                                                        ------------
REGIONAL BANKS  0.7%
Provident Bankshares Corp. .................................   81,300      2,551,194
                                                                        ------------

RESTAURANTS  2.3%
AFC Enterprises, Inc. (a)...................................  382,600      8,799,800
                                                                        ------------

SPECIALTY CHEMICALS  2.2%
Cytec Industries, Inc. .....................................  127,400      4,531,618
OM Group, Inc. (a)..........................................  126,500      3,845,600
                                                                        ------------
                                                                           8,377,218
                                                                        ------------
SPECIALTY STORES  3.0%
Movie Gallery, Inc. ........................................  231,400      4,533,126
TBC Corp. (a)...............................................  233,600      6,860,832
                                                                        ------------
                                                                          11,393,958
                                                                        ------------
SYSTEMS SOFTWARE  1.8%
CCC Information Services Group, Inc. (a)....................  190,833      3,391,102
Hummingbird Ltd. (Canada) (a)...............................  145,650      3,309,168
                                                                        ------------
                                                                           6,700,270
                                                                        ------------
THRIFTS & MORTGAGE FINANCE  3.7%
BankAtlantic Bancorp, Inc., Class A.........................  127,000      2,153,920
First Niagara Financial Group, Inc. ........................  208,083      2,840,333
MAF Bancorp, Inc. ..........................................   79,300      3,446,378
PFF Bancorp, Inc. ..........................................   59,420      2,265,685
R&G Financial Corp., Class B (Puerto Rico)..................  100,550      3,472,997
                                                                        ------------
                                                                          14,179,313
                                                                        ------------
TRUCKING  2.7%
Laidlaw International, Inc. (a).............................  449,500      6,540,225
Overnite Corp. .............................................  158,300      3,640,900
                                                                        ------------
                                                                          10,181,125
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  0.5%
EMS Technologies, Inc. (a)..................................   97,600      1,884,656
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  99.5%
(Cost $295,783,955)..................................................    381,534,927

See Notes to Financial Statements                                              9

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

DESCRIPTION                                                                VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  1.1%
State Street Bank & Trust Co. ($4,109,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  1.00%, dated 03/31/04, to be sold on 04/01/04 at $4,109,114)
  (Cost $4,109,000)..................................................   $  4,109,000
                                                                        ------------

TOTAL INVESTMENTS  100.6%
  (Cost $299,892,955)................................................    385,643,927
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%)........................     (2,204,276)
                                                                        ------------

NET ASSETS  100.0%...................................................   $383,439,651
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 10                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004

ASSETS:
Total Investments (Cost $299,892,955).......................  $385,643,927
Receivables:
  Investments Sold..........................................     1,061,602
  Fund Shares Sold..........................................       316,878
  Dividends.................................................       219,027
  Interest..................................................           114
Other.......................................................        30,059
                                                              ------------
    Total Assets............................................   387,271,607
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,854,528
  Fund Shares Repurchased...................................       752,374
  Distributor and Affiliates................................       413,821
  Custodian Bank............................................       338,035
  Investment Advisory Fee...................................       236,219
Accrued Expenses............................................       184,705
Trustees' Deferred Compensation and Retirement Plans........        52,274
                                                              ------------
    Total Liabilities.......................................     3,831,956
                                                              ------------
NET ASSETS..................................................  $383,439,651
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $298,727,093
Net Unrealized Appreciation.................................    85,750,972
Accumulated Undistributed Net Investment Income.............        11,171
Accumulated Net Realized Loss...............................    (1,049,585)
                                                              ------------
NET ASSETS..................................................  $383,439,651
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $204,764,621 and 12,575,069 shares of
    beneficial interest issued and outstanding).............  $      16.28
    Maximum sales charge (5.75%* of offering price).........           .99
                                                              ------------
    Maximum offering price to public........................  $      17.27
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $134,960,369 and 8,534,501 shares of
    beneficial interest issued and outstanding).............  $      15.81
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $43,714,661 and 2,762,301 shares of
    beneficial interest issued and outstanding).............  $      15.83
                                                              ============

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             11

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended March 31, 2004

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $11,984).....  $  3,119,378
Interest....................................................       153,000
                                                              ------------
    Total Income............................................     3,272,378
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,433,878
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $429,988, $1,156,987 and $366,555,
  respectively).............................................     1,953,530
Shareholder Services........................................     1,282,665
Custody.....................................................        44,321
Legal.......................................................        30,000
Trustees' Fees and Related Expenses.........................        21,307
Other.......................................................       249,732
                                                              ------------
    Total Expenses..........................................     6,015,433
    Investment Advisory Fee Reduction.......................        11,929
    Less Credits Earned on Cash Balances....................         1,320
                                                              ------------
    Net Expenses............................................     6,002,184
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (2,729,806)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 24,617,954
  Foreign Currency Transactions.............................        (1,286)
                                                              ------------
Net Realized Gain...........................................    24,616,668
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (21,389,892)
  End of the Period.........................................    85,750,972
                                                              ------------
Net Unrealized Appreciation During the Period...............   107,140,864
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $131,757,532
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $129,027,726
                                                              ============

 12                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               FOR THE           FOR THE
                                                              YEAR ENDED        YEAR ENDED
                                                            MARCH 31, 2004    MARCH 31, 2003
                                                            --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.......................................  $  (2,729,806)    $  (1,788,871)
Net Realized Gain/Loss....................................     24,616,668       (26,071,147)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................    107,140,864       (39,220,853)
                                                            -------------     -------------
Change in Net Assets from Operations......................    129,027,726       (67,080,871)
                                                            -------------     -------------

Distributions from Net Realized Gain:
  Class A Shares..........................................            -0-        (1,522,866)
  Class B Shares..........................................            -0-        (1,157,045)
  Class C Shares..........................................            -0-          (382,225)
                                                            -------------     -------------
Total Distributions.......................................            -0-        (3,062,136)
                                                            -------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......    129,027,726       (70,143,007)
                                                            -------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................    145,039,882       276,146,999
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................            -0-         2,837,955
Cost of Shares Repurchased................................   (119,907,698)     (168,660,407)
                                                            -------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........     25,132,184       110,324,547
                                                            -------------     -------------
TOTAL INCREASE IN NET ASSETS..............................    154,159,910        40,181,540
NET ASSETS:
Beginning of the Period...................................    229,279,741       189,098,201
                                                            -------------     -------------
End of the Period (Including accumulated undistributed net
  investment income of $11,171 and ($27,282),
  respectively)...........................................  $ 383,439,651     $ 229,279,741
                                                            =============     =============

See Notes to Financial Statements                                             13

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                  JUNE 21, 1999
                                               YEAR ENDED MARCH 31,              (COMMENCEMENT OF
CLASS A SHARES                       -----------------------------------------    OPERATIONS) TO
                                     2004 (c)     2003      2002 (c)     2001     MARCH 31, 2000
                                     ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $10.62     $ 14.13     $11.59     $ 9.81        $10.00
                                      ------     -------     ------     ------        ------
  Net Investment Income/Loss.......     (.07)       (.05)       .02        .06           .05
  Net Realized and Unrealized Gain/
    Loss...........................     5.73       (3.31)      2.53       2.15          (.18)
                                      ------     -------     ------     ------        ------
Total from Investment Operations...     5.66       (3.36)      2.55       2.21          (.13)
                                      ------     -------     ------     ------        ------
Less:
  Distributions from Net Investment
    Income.........................      -0-         -0-        -0-***     .04           .06
  Distributions from Net Realized
    Gain...........................      -0-         .15        .01        .39           -0-
                                      ------     -------     ------     ------        ------
Total Distributions................      -0-         .15        .01        .43           .06
                                      ------     -------     ------     ------        ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $16.28     $ 10.62     $14.13     $11.59        $ 9.81
                                      ======     =======     ======     ======        ======

Total Return* (a)..................   53.30%     -23.84%     22.07%     22.63%         -.92%**
Net Assets at End of the Period (In
  millions)........................   $204.8     $ 118.2     $ 73.2     $ 15.0        $  4.3
Ratio of Expenses to Average Net
  Assets* (b)......................    1.50%       1.50%      1.50%      1.50%         1.48%
Ratio of Net Investment Income/Loss
  to Average Net Assets*...........    (.49%)      (.39%)      .14%       .74%          .67%
Portfolio Turnover.................      48%         66%       101%        27%           15%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets (b)....................    1.50%       1.59%      1.63%      2.71%         8.29%
   Ratio of Net Investment
     Income/Loss to Average Net
     Assets........................    (.49%)      (.48%)      .01%      (.47%)       (6.14%)

**  Non-Annualized

*** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

 14                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                  JUNE 21, 1999
                                               YEAR ENDED MARCH 31,              (COMMENCEMENT OF
CLASS B SHARES                       -----------------------------------------    OPERATIONS) TO
                                     2004 (c)     2003      2002 (c)     2001     MARCH 31, 2000
                                     ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $10.39     $ 13.94     $11.52     $ 9.78        $10.00
                                      ------     -------     ------     ------        ------
  Net Investment Income/Loss.......     (.17)       (.12)      (.08)       -0-           .01
  Net Realized and Unrealized Gain/
    Loss...........................     5.59       (3.28)      2.51       2.13          (.20)
                                      ------     -------     ------     ------        ------
Total from Investment Operations...     5.42       (3.40)      2.43       2.13          (.19)
                                      ------     -------     ------     ------        ------
Less:
  Distributions from Net Investment
    Income.........................      -0-         -0-        -0-        -0-           .03
  Distributions from Net Realized
    Gain...........................      -0-         .15        .01        .39           -0-
                                      ------     -------     ------     ------        ------
Total Distributions................      -0-         .15        .01        .39           .03
                                      ------     -------     ------     ------        ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $15.81     $ 10.39     $13.94     $11.52        $ 9.78
                                      ======     =======     ======     ======        ======

Total Return* (a)..................   52.17%     -24.46%     21.12%     22.05%        -1.81%**
Net Assets at End of the Period (In
  millions)........................   $135.0     $  85.2     $ 86.6     $ 13.0        $  3.7
Ratio of Expenses to Average Net
  Assets* (b)......................    2.25%       2.25%      2.25%      2.25%         2.23%
Ratio of Net Investment Loss to
  Average Net Assets*..............   (1.24%)     (1.13%)     (.61%)     (.01%)        (.08%)
Portfolio Turnover.................      48%         66%       101%        27%           15%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets (b)....................    2.25%       2.34%      2.38%      3.46%         9.04%
   Ratio of Net Investment Loss to
     Average Net Assets............   (1.24%)     (1.22%)     (.74%)    (1.22%)       (6.89%)

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

See Notes to Financial Statements                                             15

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                  JUNE 21, 1999
                                               YEAR ENDED MARCH 31,              (COMMENCEMENT OF
CLASS C SHARES                       -----------------------------------------    OPERATIONS) TO
                                     2004 (c)     2003      2002 (c)     2001     MARCH 31, 2000
                                     ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $10.40     $ 13.95     $11.52     $ 9.78        $10.00
                                      ------     -------     ------     ------        ------
  Net Investment Income/Loss.......     (.17)       (.13)      (.08)       -0-           .01
  Net Realized and Unrealized Gain/
    Loss...........................     5.60       (3.27)      2.52       2.13          (.20)
                                      ------     -------     ------     ------        ------
Total from Investment Operations...     5.43       (3.40)      2.44       2.13          (.19)
                                      ------     -------     ------     ------        ------
Less:
  Distributions from Net Investment
    Income.........................      -0-         -0-        -0-        -0-           .03
  Distributions from Net Realized
    Gain...........................      -0-         .15        .01        .39           -0-
                                      ------     -------     ------     ------        ------
Total Distributions................      -0-         .15        .01        .39           .03
                                      ------     -------     ------     ------        ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $15.83     $ 10.40     $13.95     $11.52        $ 9.78
                                      ======     =======     ======     ======        ======

Total Return* (a)..................   52.21%     -24.44%     21.21%     22.04%        -1.81%**
Net Assets at End of the Period (In
  millions)........................   $ 43.7     $  25.8     $ 29.3     $  6.2        $  2.0
Ratio of Expenses to Average Net
  Assets* (b)......................    2.25%       2.25%      2.25%      2.25%         2.23%
Ratio of Net Investment Loss to
  Average Net Assets*..............   (1.24%)     (1.13%)     (.61%)     (.01%)        (.08%)
Portfolio Turnover.................      48%         66%       101%        27%           15%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets (b)....................    2.25%       2.34%      2.38%      3.46%         9.04%
   Ratio of Net Investment Loss to
     Average Net Assets............   (1.24%)     (1.22%)     (.74%)    (1.22%)       (6.89%)

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

 16                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Value Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999 with three classes of common shares, Class A, Class B, and Class C Shares. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At March 31, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $1,006,157, which will expire on March 31, 2011.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $299,936,383
                                                              ============
Gross tax unrealized appreciation...........................  $ 89,686,238
Gross tax unrealized depreciation...........................    (3,978,694)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 85,707,544
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended March 31, 2004 and 2003 was as follows:

                                                              2004       2003
Distributions paid from:
  Ordinary income...........................................  $-0-    $      -0-
  Long-term capital gain....................................   -0-     3,062,136
                                                              ----    ----------
                                                              $-0-    $3,062,136
                                                              ====    ==========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax basis differences relating to distributions from and the sale of Real Estate Investment Trusts totaling $296,598 and $9,400, respectively, were reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax basis difference relating to a net operating loss totaling $3,074,588 was reclassified from accumulated undistributed net investment income to capital. A permanent book and tax basis difference relating to the Fund's investment in other regulated investment companies totaling $955 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book to tax basis difference relating to net realized foreign currency losses totaling $1,286 was reclassified from accumulated net realized loss to accumulated undistributed net investment income.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

F. EXPENSE REDUCTIONS During the year ended March 31, 2004, the Fund's custody fee was reduced by $1,320 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the year ended March 31, 2004, the Adviser waived approximately $11,900 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.50% of Class A average net assets, 2.25% of Class B average net assets, and 2.25% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

    For the year ended March 31, 2004, the Fund recognized expenses of approximately $10,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $43,300 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $1,076,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $27,095 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of the Adviser, totaling $52,910.

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $155,533,161, $108,345,560 and $34,848,372 for Classes A, B, and C, respectively. For the year ended March 31, 2004, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class A...................................................   7,552,391    $ 102,690,793
  Class B...................................................   2,177,316       29,611,500
  Class C...................................................     941,591       12,737,589
                                                              ----------    -------------
Total Sales.................................................  10,671,298    $ 145,039,882
                                                              ==========    =============
Dividend Reinvestment:
  Class A...................................................         -0-    $         -0-
  Class B...................................................         -0-              -0-
  Class C...................................................         -0-              -0-
                                                              ----------    -------------
Total Dividend Reinvestment.................................         -0-    $         -0-
                                                              ==========    =============
Repurchases:
  Class A...................................................  (6,113,056)   $ (85,084,011)
  Class B...................................................  (1,842,840)     (25,601,871)
  Class C...................................................    (661,738)      (9,221,816)
                                                              ----------    -------------
Total Repurchases...........................................  (8,617,634)   $(119,907,698)
                                                              ==========    =============

    At March 31, 2003, capital aggregated $139,568,272, $105,418,103 and
$31,683,122 for Classes A, B, and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   15,174,865    $ 184,318,218
  Class B...................................................    5,633,553       70,785,232
  Class C...................................................    1,681,670       21,043,549
                                                              -----------    -------------
Total Sales.................................................   22,490,088    $ 276,146,999
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................      128,237    $   1,436,258
  Class B...................................................       97,476        1,071,265
  Class C...................................................       30,040          330,432
                                                              -----------    -------------
Total Dividend Reinvestment.................................      255,753    $   2,837,955
                                                              ===========    =============
Repurchases:
  Class A...................................................   (9,349,902)   $(109,894,380)
  Class B...................................................   (3,745,127)     (43,456,135)
  Class C...................................................   (1,329,368)     (15,309,892)
                                                              -----------    -------------
Total Repurchases...........................................  (14,424,397)   $(168,660,407)
                                                              ===========    =============

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

    Class B Shares, including any dividend reinvestment plan Class B Shares received there on, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended March 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $124,600 and CDSC on redeemed shares of approximately $286,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $188,980,003 and $146,759,400, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such class of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,999,800 and $18,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

    Included in the fees for the year ended March 31, 2004, are payments retained by Van Kampen of approximately $1,007,800 and payments made to Morgan Stanley of approximately $276,500.

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN SMALL CAP VALUE FUND

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Van Kampen Small Cap Value Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Small Cap Value Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period from June 21, 1999 (commencement of operations) to March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Small Cap Value Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
May 5, 2004

VAN KAMPEN SMALL CAP VALUE FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 24

VAN KAMPEN SMALL CAP VALUE FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             88       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              86       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1999  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         86       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (63)             Trustee      Trustee     President of CAC, llc., a      88       Trustee/Director/Managing
CAC, llc.                                  since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of Stericycle,
San Diego, CA 92122-6223                               services. Prior to July                 Inc., Ventana Medical
                                                       2000, Managing Partner of               Systems, Inc., GATX
                                                       Equity Group Corporate                  Corporation and Trustee
                                                       Investment (EGI), a                     of The Scripps Research
                                                       company that makes                      Institute and the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to April
                                                                                               2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Vice
                                                                                               Chairman and Director of
                                                                                               Anixter International,
                                                                                               Inc. and IMC Global Inc.
                                                                                               Prior to July 2000,
                                                                                               Director of Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            86       Trustee/Director/Managing
Heidrick & Struggles                       since 1999  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      86       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 1999  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       88       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            86       Trustee/Director/Managing
423 Country Club Drive                     since 1999  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         88       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, P.H.D.    Trustee      Trustee     Previously Chief               86       Trustee/Director/Managing
(62)                                       since 1999  Communications Officer of               General Partner of funds
6808 Florida Street                                    the National Academy of                 in the Fund Complex.
Chevy Chase, MD 20815                                  Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            86       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    1999;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           88       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        88       Trustee/Director/Managing
333 West Wacker Drive                      since 1999  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:
                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND            SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)         Vice President       Officer     Chairman of Morgan Stanley Investment Management's Global
2800 Post Oak Blvd.                               since 1999  Research Steering Committee. Vice President of funds in the
45th Floor                                                    Fund Complex. Prior to March 2004, Managing Director of
Houston, TX 77056                                             Global Research Investment Management. Prior to December
                                                              2002, Chief Investment Officer of Van Kampen Investments and
                                                              President and Chief Operations Officer of the Adviser and
                                                              Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                              President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to May 2001, Managing Director and Chief
                                                              Investment Officer of Van Kampen Investments, and Managing
                                                              Director and President of the Adviser and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Executive Vice
                                                              President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Adviser. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Adviser. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Stefanie V. Chang (37)       Vice President       Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)     Executive Vice       Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and Chief  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Investment Officer               Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Adviser and Van Kampen
                                                              Advisors Inc. since December 2002.

VAN KAMPEN SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND            SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)      Vice President       Officer     Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Adviser and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.

Ronald E. Robison (65)       Executive Vice       Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and        since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal Executive              funds in the Fund Complex. Chief Global Operations Officer
                             Officer                          and Managing Director of Morgan Stanley Investment
                                                              Management Inc. Managing Director of Morgan Stanley.
                                                              Managing Director and Director of Morgan Stanley Investment
                                                              Advisors Inc., Morgan Stanley Services Company Inc. and
                                                              Morgan Stanley Distributors Inc. Chief Executive Officer and
                                                              Director of Morgan Stanley Trust. Vice President of the
                                                              Morgan Stanley Funds.

A. Thomas Smith III (47)     Vice President and   Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas  Secretary            since 1999  Director of Van Kampen Investments, Director of the Adviser,
New York, NY 10020                                            Van Kampen Advisors Inc., the Distributor, Investor Services
                                                              and certain other subsidiaries of Van Kampen Investments.
                                                              Managing Director and General Counsel-Mutual Funds of Morgan
                                                              Stanley Investment Advisors, Inc. Vice President and
                                                              Secretary of funds in the Fund Complex. Prior to July 2001,
                                                              Managing Director, General Counsel, Secretary and Director
                                                              of Van Kampen Investments, the Adviser, the Distributor,
                                                              Investor Services, and certain other subsidiaries of Van
                                                              Kampen Investments. Prior to December 2000, Executive Vice
                                                              President, General Counsel, Secretary and Director of Van
                                                              Kampen Investments, the Adviser, Van Kampen Advisors Inc.,
                                                              the Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to January
                                                              1999, Vice President and Associate General Counsel to New
                                                              York Life Insurance Company ("New York Life"), and prior to
                                                              March 1997, Associate General Counsel of New York Life.
                                                              Prior to December 1993, Assistant General Counsel of The
                                                              Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                              Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                              Attorney at the Securities and Exchange Commission, Division
                                                              of Investment Management, Office of Chief Counsel.

VAN KAMPEN SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND            SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)        Vice President,      Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Chief Financial      since 1999  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Officer and                      subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181   Treasurer                        Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Adviser and Van
                                                              Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 78, 178, 278
                                                 SCV ANR 5/04 RN04-00399P-Y03/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Select Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market value of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Russell 1000(R) Growth Index and the S&P 500 Index from 6/30/2000 (first month-end after inception) through 3/31/2004. Class A shares, adjusted for sales charges. (LINE GRAPH)

                                                VAN KAMPEN SELECT GROWTH     RUSSELL 1000(R) GROWTH
                                                          FUND                        INDEX                   S&P 500 INDEX
                                                ------------------------     ----------------------           -------------
6/00                                                     9421.00                     9583.12                     9843.80
                                                         9924.00                     9014.49                     9861.01
12/00                                                    7759.00                     7956.68                     9452.46
                                                         5470.00                     6631.57                     8672.02
                                                         5394.00                     6223.14                     8433.91
                                                         4264.00                     5413.59                     7406.72
12/01                                                    4815.00                     5817.87                     7927.30
                                                         4682.00                     5298.45                     7577.95
                                                         4065.00                     4434.05                     6442.21
                                                         3514.00                     4351.63                     6288.57
12/02                                                    3476.00                     4167.43                     6103.52
                                                         3457.00                     4537.92                     6569.76
                                                         3903.00                     4950.22                     7127.46
                                                         4055.00                     5300.93                     7595.74
12/03                                                    4425.00                     5654.84                     8212.05
3/04                                                     4501.00                     5585.20                     8200.56

Source for index data: Lipper Inc.

                               A SHARES                B SHARES                C SHARES
                            since 6/26/00           since 6/26/00           since 6/26/00
---------------------------------------------------------------------------------------------
                                      W/MAX.                  W/MAX.                  W/MAX.
                                       5.75%                   5.00%                   1.00%
AVERAGE ANNUAL           W/O SALES     SALES     W/O SALES     SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGE      CHARGES     CHARGE      CHARGES     CHARGE

Since Inception           -18.00%     -19.28%     -18.65%     -19.20%     -18.65%     -18.65%

1-year                     30.22       22.80       28.85       23.85       28.85       27.85
---------------------------------------------------------------------------------------------

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 1000(R) Growth Index is generally representative of the U.S. market for large-capitalization growth stocks. The S&P 500 Stock Index is generally representative of the U.S. stock market. These indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen Select Growth Fund is managed by the adviser's Multi-Cap Growth team.(1) Current members include Gary Lewis, Managing Director; Janet Luby, Executive Director; David Walker, Executive Director; Dudley Brickhouse, Executive Director; Matthew Hart, Vice President; and Scott Miller, Associate.

MARKET CONDITIONS

The investment backdrop for the U.S. equity market was exceptionally positive during the past year, as the economy staged an impressive rebound following two-plus years of sluggishness. Stronger growth, in turn, helped fuel a powerful recovery in corporate earnings. In general, those stocks and sectors that had been hurt the most in the downturn--and that therefore had the most to gain from a positive turn in the economy--produced the strongest returns. These included the telecommunications, technology, and utility sectors. In addition, continued low inflation enabled the Federal Reserve Board to maintain its growth-oriented policy of low interest rates. These factors, in combination, prompted investors to become more optimistic toward growth stocks as companies reported improving results and as the sustainability of the economic recovery became more apparent. In general, smaller, lower-quality and lower-priced stocks generated the best performance, as these stocks were perceived to have the highest potential growth opportunities in the future.

PERFORMANCE ANALYSIS

Van Kampen Select Growth Fund returned 30.22 percent for the 12 months ended March 31, 2004 (Class A shares unadjusted for sales charge). The fund's benchmarks, the Russell 1000 Growth Index and Standard & Poor's 500 Index, returned 32.18 percent and 35.10 percent, respectively, for the same period, reflecting the positive environment for stocks.

The fund's relative performance was hurt by our stock selection within technology. In managing the fund, we focus on companies with strong fundamentals such as rising earnings, healthy balance sheets and compelling


TOTAL RETURN FOR THE 12-MONTH PERIOD ENDING MARCH 31, 2004

-----------------------------------------------------------------------------
                                     RUSSELL 1000
                                       GROWTH(R)         STANDARD &
      CLASS A   CLASS B   CLASS C        INDEX        POOR'S 500 INDEX

      30.22%    28.85%    28.85%        32.18%             35.10%
-----------------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

(1)Team members may change at any time without notice.

product line-ups. During a period in which lower-quality stocks outperformed their larger, more-stable counterparts, this approach was disadvantageous in selecting winning tech stocks for the fund. Semiconductor manufacturer Altera produced disappointing performance over the course of the year. The company makes digital integrated circuits for electronic systems and is leveraged to an improving economy and higher corporate spending. Even though Altera did not miss earnings expectations, investors were increasingly skeptical as to the sustainability of the company's growth rate and the stock underperformed as a result. Corning also detracted from the fund's performance. The company is exposed to the high-growth, liquid-crystal-display market as well as the more-mature fiber industry. Again, the company did not miss earnings estimates, but investors' concerns over a slowing in its commodity fiber business caused the stock to underperform. Both stocks were sold during the period.

Despite its underperformance relative to the benchmarks, the fund had strong absolute performance. A key element of the fund's performance was its stock selection within the health-care sector, where our investment discipline led us to invest in the strong-performing biotechnology and medical device areas, and generally avoid pharmaceutical stocks. Within the biotechnology and medical technology industries, many companies experienced strong growth from the successful development and launch of new drugs and technologies.

For example, one of the fund's top contributors to performance was Genentech, a biotech company that received approval for its colorectal cancer treatment Avastin in late February 2004. We bought the stock in mid-2003 at an average price of roughly $63, and it closed the period at $105.82 in the wake of the positive news. The fund also owned Boston Scientific, which is bringing to market a new drug-coated stent for the treatment of heart disease. (The drug

TOP 10 HOLDINGS AS OF 3/31/04               TOP 10 INDUSTRIES AS OF 3/31/04
International Game Technology  4.1%         Pharmaceuticals                   7.5%
Nike, Inc                      4.0          Health Care Equipment             5.5
Genentech, Inc                 4.0          Communications Equipment          5.5
eBay, Inc                      3.6          Semiconductors                    5.4
Symantec Corp                  3.5          Biotechnology                     5.1
Electronic Arts, Inc           3.5          Casinos & Gaming                  4.1
Zimmer Holdings, Inc           3.4          Industrial Conglomerates          4.0
Apollo Group, Inc              3.4          Footwear                          4.0
Pfizer, Inc                    3.1          Internet Retail                   3.6
Wal-Mart Stores, Inc           2.9          Systems Software                  3.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

coating prevents the arteries from closing up again over time.) Although Boston Scientific is second to market behind Johnson & Johnson, we believe the prospects for its product are very robust given its exciting nature and the strength of the Boston Scientific platform and sales force. Gilead Sciences was also a strong contributor. The company has a dominant franchise in the market for HIV/AIDS treatment, where its launch of the drug Viread was, at the time, one of the most successful new products in industry history. We have since sold the position on concerns that drug distributors were building up too much inventory of Viread, which allowed the fund to avoid Gilead's sell-off in late January.

We de-emphasized pharmaceutical stocks due to our concerns about patent expirations, negative earnings revisions and concerns about an increasingly unfavorable political environment for the industry. In short, these stocks simply did not fit our criteria for investment. Given that pharmaceuticals lagged sharply for the year, our decision to underweight the sector was helpful to performance.

The fund's performance also was helped by its positions in eBay, Amazon.com and Yahoo, within the consumer-discretionary sector. These stocks performed exceptionally well during the reporting period as investors gravitated to the Internet "survivors." With their initial start-up investments now well behind them, all three companies are taking advantage of their "scaleable" business models, which means that higher revenues can be achieved without a great deal of extra spending. As a result, a greater percentage of their revenues are flowing to bottom-line earnings. The fund was also helped by its position in Best Buy, which has capitalized on the surging demand for digital products and problems at competitor Circuit City.

Given the uncertainties regarding the geopolitical backdrop, the direction of interest rates and the outcome of the presidential election, we are positioning the portfolio in a slightly more defensive fashion and have moved toward a more sector-neutral positioning. In the consumer sector, for instance, we are trimming the fund's position in the interest-rate-sensitive "discretionary" area and redeploying assets into the more-conservative "staples" sector, where we are seeing positive underlying trends for the makers of beverages and household products. We are also taking a more neutral stance toward the technology sector, where we believe the increasing valuations of many stocks in the semiconductor (computer chip) and hardware areas may point to a more challenging environment for investors. In addition, we are focusing on opportunities in the health-care sector, where the fund's weighting is as high as it has been in over a year. Here, we continue to find a wealth of individual companies that have the potential for both rising earnings and valuation expansion, and that are less likely to be affected by trends in the broader market. We believe the portfolio is well-positioned for the year ahead.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.
 4

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS  96.8%
ADVERTISING  1.6%
Lamar Advertising Co., Class A (a)..........................   120,000    $  4,826,400
                                                                          ------------

AIR FREIGHT & COURIERS  1.1%
FedEx Corp. ................................................    45,000       3,382,200
                                                                          ------------

APPAREL & ACCESSORIES  1.3%
Coach, Inc. (a).............................................   100,000       4,099,000
                                                                          ------------

APPAREL RETAIL  1.7%
Chico's FAS, Inc. (a).......................................   110,000       5,104,000
                                                                          ------------

BIOTECHNOLOGY  4.9%
Genentech, Inc. (a).........................................   110,000      11,640,200
ImClone Systems, Inc. (a)...................................    65,000       3,305,900
                                                                          ------------
                                                                            14,946,100
                                                                          ------------
CASINOS & GAMING  4.0%
International Game Technology...............................   270,000      12,139,200
                                                                          ------------

COMMUNICATIONS EQUIPMENT  5.4%
Avaya, Inc. (a).............................................   195,000       3,096,600
Cisco Systems, Inc. (a).....................................   320,000       7,526,400
Nokia Oyj--ADR (Finland)....................................   280,000       5,678,400
                                                                          ------------
                                                                            16,301,400
                                                                          ------------
COMPUTER STORAGE & PERIPHERALS  2.2%
EMC Corp. (a)...............................................   495,000       6,736,950
                                                                          ------------

CONSUMER FINANCE  1.3%
American Express Co. .......................................    75,000       3,888,750
                                                                          ------------

DEPARTMENT STORES  1.2%
Nordstrom, Inc. ............................................    90,000       3,591,000
                                                                          ------------

DIVERSIFIED COMMERCIAL SERVICES  3.2%
Apollo Group, Inc., Class A (a).............................   115,000       9,902,650
                                                                          ------------

DIVERSIFIED METALS & MINING  1.2%
Inco Ltd. (Canada) (a)......................................   105,000       3,636,150
                                                                          ------------

ELECTRONIC EQUIPMENT MANUFACTURERS  1.5%
Agilent Technologies, Inc. (a)..............................   145,000       4,586,350
                                                                          ------------

FOOD DISTRIBUTORS  1.5%
Sysco Corp. ................................................   115,000       4,490,750
                                                                          ------------

 6                                             See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
FOOTWEAR  3.8%
Nike, Inc., Class B.........................................   150,000    $ 11,680,500
                                                                          ------------

HEALTH CARE EQUIPMENT  5.4%
Boston Scientific Corp. (a).................................    75,000       3,178,500
Guidant Corp. ..............................................    50,000       3,168,500
Zimmer Holdings, Inc. (a)...................................   135,000       9,960,300
                                                                          ------------
                                                                            16,307,300
                                                                          ------------
HEALTH CARE SERVICES  2.3%
Caremark Rx, Inc. (a).......................................   210,000       6,982,500
                                                                          ------------

HOME ENTERTAINMENT SOFTWARE  3.4%
Electronic Arts, Inc. (a)...................................   190,000      10,252,400
                                                                          ------------

HOTELS  1.5%
Carnival Corp. (Panama).....................................   105,000       4,715,550
                                                                          ------------

HOUSEHOLD PRODUCTS  2.2%
Procter & Gamble Co. .......................................    65,000       6,817,200
                                                                          ------------

HYPERMARKETS & SUPER CENTERS  2.8%
Wal-Mart Stores, Inc. ......................................   145,000       8,655,050
                                                                          ------------

INDUSTRIAL CONGLOMERATES  3.9%
3M Co. .....................................................   105,000       8,596,350
Tyco International Ltd. (Bermuda)...........................   110,000       3,151,500
                                                                          ------------
                                                                            11,747,850
                                                                          ------------
INDUSTRIAL MACHINERY  1.3%
Eaton Corp. ................................................    70,000       3,933,300
                                                                          ------------

INTERNET RETAIL  3.5%
eBay, Inc. (a)..............................................   155,000      10,746,150
                                                                          ------------

INTERNET SOFTWARE & SERVICES  1.8%
Yahoo!, Inc. (a)............................................   110,000       5,344,900
                                                                          ------------

INVESTMENT BANKING & BROKERAGE  2.2%
Goldman Sachs Group, Inc. ..................................    65,000       6,782,750
                                                                          ------------

MANAGED HEALTH CARE  1.6%
UnitedHealth Group, Inc. ...................................    75,000       4,833,000
                                                                          ------------

MOVIES & ENTERTAINMENT  1.5%
News Corp., Ltd.--ADR (Australia)...........................   130,000       4,677,400
                                                                          ------------

MULTI-LINE INSURANCE  2.5%
American International Group, Inc. .........................   105,000       7,491,750
                                                                          ------------

See Notes to Financial Statements                                              7

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES  2.6%
Schlumberger Ltd. (Netherlands).............................   125,000    $  7,981,250
                                                                          ------------

OIL & GAS EXPLORATION & PRODUCTION  1.9%
XTO Energy, Inc. ...........................................   225,000       5,679,000
                                                                          ------------

PERSONAL PRODUCTS  1.1%
Estee Lauder Co., Inc., Class A.............................    75,000       3,325,500
                                                                          ------------

PHARMACEUTICALS  7.3%
Forest Laboratories, Inc. (a)...............................    85,000       6,087,700
Pfizer, Inc. ...............................................   260,000       9,113,000
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........   110,000       6,975,100
                                                                          ------------
                                                                            22,175,800
                                                                          ------------
REGIONAL BANKS  1.2%
Commerce Bancorp, Inc. .....................................    55,000       3,623,400
                                                                          ------------

RESTAURANTS  1.2%
Starbucks Corp. (a).........................................   100,000       3,775,000
                                                                          ------------

SEMICONDUCTORS  5.3%
Broadcom Corp., Class A (a).................................   215,000       8,421,550
Texas Instruments, Inc. ....................................   260,000       7,597,200
                                                                          ------------
                                                                            16,018,750
                                                                          ------------
SYSTEMS SOFTWARE  3.4%
Symantec Corp. (a)..........................................   225,000      10,417,500
                                                                          ------------

WIRELESS TELECOMMUNICATION SERVICES  1.0%
Nextel Communications, Inc., Class A (a)....................   125,000       3,091,250
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  96.8%
(Cost $260,756,003)....................................................    294,685,950

REPURCHASE AGREEMENT  1.4%
  State Street Bank & Trust Co. ($4,126,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  1.00%, dated 03/31/04, to be sold on 04/01/04 at $4,126,115)
  (Cost $4,126,000)....................................................      4,126,000
                                                                          ------------

 8                                             See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

DESCRIPTION                                                                  VALUE
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS  98.2%
(Cost $264,882,003)....................................................   $298,811,950
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%............................      5,510,055
                                                                          ------------

NET ASSETS  100.0%.....................................................   $304,322,005
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                              9

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004

ASSETS:
Total Investments (Cost $264,882,003).......................  $  298,811,950
Cash........................................................           5,456
Receivables:
  Investments Sold..........................................      24,432,668
  Dividends.................................................         204,755
  Fund Shares Sold..........................................          43,823
  Interest..................................................             115
Other.......................................................          31,460
                                                              --------------
    Total Assets............................................     323,530,227
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      16,990,928
  Fund Shares Repurchased...................................       1,184,090
  Distributor and Affiliates................................         513,667
  Investment Advisory Fee...................................         193,591
Accrued Expenses............................................         274,271
Trustees' Deferred Compensation and Retirement Plans........          51,675
                                                              --------------
    Total Liabilities.......................................      19,208,222
                                                              --------------
NET ASSETS..................................................  $  304,322,005
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,030,605,964
Net Unrealized Appreciation.................................      33,929,947
Accumulated Net Investment Loss.............................         (59,909)
Accumulated Net Realized Loss...............................    (760,153,997)
                                                              --------------
NET ASSETS..................................................  $  304,322,005
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $54,503,674 and 11,509,545 shares of
    beneficial interest issued and outstanding).............  $         4.74
    Maximum sales charge (5.75%* of offering price).........             .29
                                                              --------------
    Maximum offering price to public........................  $         5.03
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $207,351,406 and 45,033,000 shares of
    beneficial interest issued and outstanding).............  $         4.60
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $42,466,925 and 9,222,118 shares of
    beneficial interest issued and outstanding).............  $         4.60
                                                              ==============

*   On sales of $50,000 or more, the sales charge will be reduced.

 10                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended March 31, 2004

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $25,879).....  $ 1,526,550
Interest....................................................       73,324
                                                              -----------
    Total Income............................................    1,599,874
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $140,559, $2,128,231 and $456,845,
  respectively).............................................    2,725,635
Investment Advisory Fee.....................................    2,362,334
Shareholder Services........................................    1,711,329
Custody.....................................................       32,823
Legal.......................................................       29,839
Trustees' Fees and Related Expenses.........................       20,605
Other.......................................................      290,062
                                                              -----------
    Total Expenses..........................................    7,172,627
                                                              -----------
NET INVESTMENT LOSS.........................................  $(5,572,753)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $69,111,871
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   17,951,924
  End of the Period.........................................   33,929,947
                                                              -----------
Net Unrealized Appreciation During the Period...............   15,978,023
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $85,089,894
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $79,517,141
                                                              ===========

See Notes to Financial Statements                                             11

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                 FOR THE          FOR THE
                                                                YEAR ENDED       YEAR ENDED
                                                              MARCH 31, 2004   MARCH 31, 2003
                                                              -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................   $ (5,572,753)   $  (6,105,736)
Net Realized Gain/Loss......................................     69,111,871      (94,845,378)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     15,978,023      (24,803,752)
                                                               ------------    -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     79,517,141     (125,754,866)
                                                               ------------    -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     12,474,973       34,130,442
Cost of Shares Repurchased..................................    (72,828,278)    (138,559,559)
                                                               ------------    -------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    (60,353,305)    (104,429,117)
                                                               ------------    -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................     19,163,836     (230,183,983)
NET ASSETS:
Beginning of the Period.....................................    285,158,169      515,342,152
                                                               ------------    -------------
End of the Period (Including accumulated net investment loss
  of $59,909 and $54,383, respectively).....................   $304,322,005    $ 285,158,169
                                                               ============    =============

 12                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                  JUNE 26, 2000
                                                  YEAR ENDED MARCH 31,            (COMMENCEMENT
CLASS A SHARES                               -------------------------------    OF OPERATIONS) TO
                                             2004 (b)    2003 (b)     2002       MARCH 31, 2001
                                             ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...   $ 3.64     $  4.93     $  5.76         $ 10.00
                                              ------     -------     -------         -------
  Net Investment Loss......................     (.05)       (.04)       (.04)           (.05)
  Net Realized and Unrealized Gain/Loss....     1.15       (1.25)       (.79)          (4.19)
                                              ------     -------     -------         -------
Total from Investment Operations...........     1.10       (1.29)       (.83)          (4.24)
                                              ------     -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD.........   $ 4.74     $  3.64     $  4.93         $  5.76
                                              ======     =======     =======         =======

Total Return (a)...........................   30.22%     -26.17%     -14.41%         -42.70%*
Net Assets at End of the Period (In
  millions)................................   $ 54.5     $  50.9     $  97.2         $ 157.3
Ratio of Expenses to Average Net Assets....    1.66%       1.66%       1.48%           1.42%
Ratio of Net Investment Loss to Average Net
  Assets...................................   (1.15%)     (1.06%)      (.87%)          (.80%)
Portfolio Turnover.........................     249%        302%        346%            266%*

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements                                             13

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                  JUNE 26, 2000
                                                  YEAR ENDED MARCH 31,            (COMMENCEMENT
CLASS B SHARES                               -------------------------------    OF OPERATIONS) TO
                                             2004 (b)    2003 (b)     2002       MARCH 31, 2001
                                             ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...   $ 3.57     $  4.86     $  5.73         $ 10.00
                                              ------     -------     -------         -------
  Net Investment Loss......................     (.08)       (.07)       (.10)           (.10)
  Net Realized and Unrealized Gain/Loss....     1.11       (1.22)       (.77)          (4.17)
                                              ------     -------     -------         -------
Total from Investment Operations...........     1.03       (1.29)       (.87)          (4.27)
                                              ------     -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD.........   $ 4.60     $  3.57     $  4.86         $  5.73
                                              ======     =======     =======         =======

Total Return (a)...........................   28.85%     -26.54%     -15.18%         -42.70%*
Net Assets at End of the Period (In
  millions)................................   $207.4     $ 191.6     $ 339.7         $ 488.8
Ratio of Expenses to Average Net Assets....    2.41%       2.42%       2.23%           2.17%
Ratio of Net Investment Loss to Average Net
  Assets...................................   (1.90%)     (1.82%)     (1.62%)         (1.55%)
Portfolio Turnover.........................     249%        302%        346%            266%*

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% a year and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

 14                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                  JUNE 26, 2000
                                                  YEAR ENDED MARCH 31,            (COMMENCEMENT
CLASS C SHARES                               -------------------------------    OF OPERATIONS) TO
                                             2004 (b)    2003 (b)     2002       MARCH 31, 2001
                                             ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...   $ 3.57     $  4.86     $  5.73         $ 10.00
                                              ------     -------     -------         -------
  Net Investment Loss......................     (.08)       (.07)       (.10)           (.09)
  Net Realized and Unrealized Gain/Loss....     1.11       (1.22)       (.77)          (4.18)
                                              ------     -------     -------         -------
Total from Investment Operations...........     1.03       (1.29)       (.87)          (4.27)
                                              ------     -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD.........   $ 4.60     $  3.57     $  4.86         $  5.73
                                              ======     =======     =======         =======

Total Return (a)...........................   28.85%     -26.54%     -15.18%         -42.70%*
Net Assets at End of the Period (In
  millions)................................   $ 42.5     $  42.6     $  78.5         $ 125.6
Ratio of Expenses to Average Net Assets....    2.41%       2.42%       2.23%           2.17%
Ratio of Net Investment Loss to Average Net
  Assets...................................   (1.91%)     (1.82%)     (1.62%)         (1.55%)
Portfolio Turnover.........................     249%        302%        346%            266%*

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements                                             15

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Growth Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on June 26, 2000, with three classes of common shares: Class A, Class B, and Class C. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $759,866,577, which will expire between March 31, 2009 and March 31, 2011.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $265,169,423
                                                              ============
Gross tax unrealized appreciation...........................  $ 37,184,277
Gross tax unrealized depreciation...........................    (3,541,750)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 33,642,527
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax basis difference relating to the Fund's investment in other regulated investment companies totaling $609 was reclassified from accumulated net investment loss to accumulated net realized loss. Additionally, a permanent book and tax basis difference relating to the current year net operating loss totaling $5,566,618 was reclassified from accumulated net investment loss to capital.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the year ended March 31, 2004, the Fund recognized expenses of approximately $12,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2004, the Fund recognized expenses of

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

approximately $40,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $1,551,000 representing transfer agency fees paid to VKIS. All transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $28,485 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004 . Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of the Adviser, totaling $108,190.

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $202,541,157, $668,687,876 and
$159,376,931 for Classes A, B, and C, respectively. For the year ended March 31, 2004, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class A...................................................    1,207,318    $  5,311,066
  Class B...................................................    1,350,395       5,702,418
  Class C...................................................      341,862       1,461,489
                                                              -----------    ------------
Total Sales.................................................    2,899,575    $ 12,474,973
                                                              ===========    ============
Repurchases:
  Class A...................................................   (3,679,470)   $(16,261,623)
  Class B...................................................  (10,040,126)    (43,316,042)
  Class C...................................................   (3,075,712)    (13,250,613)
                                                              -----------    ------------
Total Repurchases...........................................  (16,795,308)   $(72,828,278)
                                                              ===========    ============

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

    At March 31, 2003, capital aggregated $214,488,688, $710,094,345, and
$171,942,854 for Classes A, B, and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    5,829,741    $  23,094,438
  Class B...................................................    2,121,704        8,414,776
  Class C...................................................      677,253        2,621,228
                                                              -----------    -------------
Total Sales.................................................    8,628,698    $  34,130,442
                                                              ===========    =============
Repurchases:
  Class A...................................................  (11,569,266)   $ (46,578,347)
  Class B...................................................  (18,261,069)     (72,602,371)
  Class C...................................................   (4,850,772)     (19,378,841)
                                                              -----------    -------------
Total Repurchases...........................................  (34,681,107)   $(138,559,559)
                                                              ===========    =============

    Class B Shares, including any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2004 and 2003, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended March 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $16,100 and CDSC on redeemed shares of approximately $769,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $759,916,003 and $824,314,508, respectively.

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $25,846,300 and $559,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended March 31, 2004, are payments retained by Van Kampen of approximately $1,612,000 and payments made to Morgan Stanley of approximately $642,200.

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN SELECT GROWTH FUND

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Van Kampen Select Growth Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Select Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 26, 2000 (commencement of operations) to March 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Select Growth Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 26, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
May 5, 2004

VAN KAMPEN SELECT GROWTH FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN SELECT GROWTH FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             88       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              86       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2000  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN SELECT GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         86       Trustee/Director/Managing
33971 Selva Road                           since 2000  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN SELECT GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (63)             Trustee      Trustee     President of CAC, llc., a      88       Trustee/Director/Managing
CAC, llc.                                  since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of Stericycle,
San Diego, CA 92122-6223                               services. Prior to July                 Inc., Ventana Medical
                                                       2000, Managing Partner of               Systems, Inc., GATX
                                                       Equity Group Corporate                  Corporation and Trustee
                                                       Investment (EGI), a                     of The Scripps Research
                                                       company that makes                      Institute and the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to April
                                                                                               2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Vice
                                                                                               Chairman and Director of
                                                                                               Anixter International,
                                                                                               Inc. and IMC Global Inc.
                                                                                               Prior to July 2000,
                                                                                               Director of Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN SELECT GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            86       Trustee/Director/Managing
Heidrick & Struggles                       since 2000  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      86       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 2000  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       88       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN SELECT GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            86       Trustee/Director/Managing
423 Country Club Drive                     since 2000  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         88       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, P.H.D.    Trustee      Trustee     Previously Chief               86       Trustee/Director/Managing
(62)                                       since 2000  Communications Officer of               General Partner of funds
6808 Florida Street                                    the National Academy of                 in the Fund Complex.
Chevy Chase, MD 20815                                  Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN SELECT GROWTH FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            86       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2000;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN SELECT GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           88       Trustee/Director/Managing
1 Parkview Plaza                           since 2000  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        88       Trustee/Director/Managing
333 West Wacker Drive                      since 2000  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN SELECT GROWTH FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President      Officer      Chairman of Morgan Stanley Investment Management's Global
2800 Post Oak Blvd.                               since 2000   Research Steering Committee. Vice President of funds in the
45th Floor                                                     Fund Complex. Prior to March 2004, Managing Director of
Houston, TX 77056                                              Global Research Investment Management. Prior to December
                                                               2002, Chief Investment Officer of Van Kampen Investments and
                                                               President and Chief Operations Officer of the Adviser and
                                                               Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                               President and Chief Investment Officer of funds in the Fund
                                                               Complex. Prior to May 2001, Managing Director and Chief
                                                               Investment Officer of Van Kampen Investments, and Managing
                                                               Director and President of the Adviser and Van Kampen
                                                               Advisors Inc. Prior to December 2000, Executive Vice
                                                               President and Chief Investment Officer of Van Kampen
                                                               Investments, and President and Chief Operating Officer of
                                                               the Adviser. Prior to April 2000, Executive Vice President
                                                               and Chief Investment Officer for Equity Investments of the
                                                               Adviser. Prior to October 1998, Vice President and Senior
                                                               Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                               February 1998, Senior Vice President and Portfolio Manager
                                                               of Van Kampen American Capital Asset Management, Inc., Van
                                                               Kampen American Capital Investment Advisory Corp. and Van
                                                               Kampen American Capital Management, Inc.

Stefanie V. Chang (37)        Vice President      Officer      Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                       since 2003   Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)      Executive Vice      Officer      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                 Management Inc. and Morgan Stanley Investments LP and
                              Officer                          Director of Morgan Stanley Trust for over 5 years. Executive
                                                               Vice President and Chief Investment Officer of funds in the
                                                               Fund Complex. Managing Director and Chief Investment Officer
                                                               of Van Kampen Investments, the Adviser and Van Kampen
                                                               Advisors Inc. since December 2002.

VAN KAMPEN SELECT GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President      Officer      Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                  since 2000   and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                  Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                     the Fixed Income Department of the Adviser and Van Kampen
                                                               Advisors Inc. Prior to December 2000, Senior Vice President
                                                               of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                               2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                               President of the government securities bond group for Asset
                                                               Management.

Ronald E. Robison (65)        Executive Vice      Officer      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and       since 2003   Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                        funds in the Fund Complex. Chief Global Operations Officer
                              Executive Officer                and Managing Director of Morgan Stanley Investment
                                                               Management Inc. Managing Director of Morgan Stanley.
                                                               Managing Director and Director of Morgan Stanley Investment
                                                               Advisors Inc., Morgan Stanley Services Company Inc. and
                                                               Morgan Stanley Distributors Inc. Chief Executive Officer and
                                                               Director of Morgan Stanley Trust. Vice President of the
                                                               Morgan Stanley Funds.

A. Thomas Smith III (47)      Vice President and  Officer      Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary           since 2000   Director of Van Kampen Investments, Director of the Adviser,
New York, NY 10020                                             Van Kampen Advisors Inc., the Distributor, Investor Services
                                                               and certain other subsidiaries of Van Kampen Investments.
                                                               Managing Director and General Counsel-Mutual Funds of Morgan
                                                               Stanley Investment Advisors, Inc. Vice President and
                                                               Secretary of funds in the Fund Complex. Prior to July 2001,
                                                               Managing Director, General Counsel, Secretary and Director
                                                               of Van Kampen Investments, the Adviser, the Distributor,
                                                               Investor Services, and certain other subsidiaries of Van
                                                               Kampen Investments. Prior to December 2000, Executive Vice
                                                               President, General Counsel, Secretary and Director of Van
                                                               Kampen Investments, the Adviser, Van Kampen Advisors Inc.,
                                                               the Distributor, Investor Services and certain other
                                                               subsidiaries of Van Kampen Investments. Prior to January
                                                               1999, Vice President and Associate General Counsel to New
                                                               York Life Insurance Company ("New York Life"), and prior to
                                                               March 1997, Associate General Counsel of New York Life.
                                                               Prior to December 1993, Assistant General Counsel of The
                                                               Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                               Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                               Attorney at the Securities and Exchange Commission, Division
                                                               of Investment Management, Office of Chief Counsel.

VAN KAMPEN SELECT GROWTH FUND
TRUSTEE AND OFfiCER INFORMATION continued
                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President,     Officer      Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial     since 2000   the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                      subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                        Chief Financial Officer and Treasurer of funds in the Fund
                                                               Complex. Head of Fund Accounting for Morgan Stanley
                                                               Investment Management. Prior to December 2002, Executive
                                                               Director of Van Kampen Investments, the Adviser and Van
                                                               Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 145, 345, 545
                                                 SG ANR 5/04 RN04-00404P-Y03/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Aggressive Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Russell MidCap(R) Growth Index from 5/31/96 (first month-end after inception) through 3/31/04. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                VAN KAMPEN AGGRESSIVE GROWTH
                                                                            FUND                  RUSSELL MIDCAP(R) GROWTH INDEX
                                                                ----------------------------      ------------------------------
5/96                                                                        9421                             9849.82
                                                                            9092                             9240.21
                                                                            9980                             10239.7
12/96                                                                      10000                             11154.9
                                                                            8084                               10930
                                                                            9910                             13121.5
                                                                           12675                               13186
12/97                                                                      11367                             13610.6
                                                                           13054                               15409
                                                                           13653                             14416.9
                                                                           11597                               13774
12/98                                                                      15391                             15245.9
                                                                           18257                             16323.5
                                                                           20728                             16388.2
                                                                           22634                             16132.4
12/99                                                                      35491                             17459.1
                                                                           42660                             18936.9
                                                                           37052                             18767.6
                                                                           40505                             19960.2
12/00                                                                      30483                             19860.9
                                                                           21625                               18991
                                                                           21583                             18614.3
                                                                           16126                             16363.4
12/01                                                                      18380                             18336.8
                                                                           17365                             18857.2
                                                                           14965                             15696.5
                                                                           12551                             15050.4
12/02                                                                      12153                             15148.5
                                                                           12167                             16191.9
                                                                           14485                             18440.8
                                                                           15198                             20450.8
12/03                                                                      16912                             22283.9
3/04                                                                       17900                             22768.6

Source for index data: Lipper Inc.

                            A SHARES              B SHARES              C SHARES              D SHARES
                         since 05/29/96        since 05/29/96        since 05/29/96        since 10/17/00
------------------------------------------------------------------------------------------------------------
                                   W/ MAX.               W/ MAX.               W/ MAX.
AVERAGE                             5.75%                 5.00%                 1.00%
ANNUAL                 W/O SALES    SALES    W/O SALES    SALES    W/O SALES    SALES    W/O SALES   W/SALES
TOTAL RETURNS           CHARGES    CHARGE     CHARGES    CHARGE     CHARGES    CHARGE     CHARGES    CHARGES

Since Inception          8.55%      7.72%      7.91%      7.91%      7.74%      7.74%     -19.17%    -19.17%
5-year                  -0.39      -1.57      -1.16      -1.39      -1.13      -1.13          --         --
1-year                  47.13      38.68      46.03      41.03      45.87      44.87       47.53      47.53
------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Class D shares are available for purchase exclusively by investors of tax-exempt retirement plans. Class D shares include Profit Sharing, 401(k), money purchase pension and defined benefit plans of Morgan Stanley DW Inc. (Morgan Stanley) or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries and are offered without any sales charges on purchases or sales and does not include combined 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains.

Russell Midcap(R) Growth Index is generally representative of mid-capitalization growth stocks. Index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen Aggressive Growth Fund is managed by the adviser's Multi-Cap Growth team.(1) Current members include Gary Lewis, Managing Director; Dudley Brickhouse, Executive Director; David Walker, Executive Director; Janet Luby, Executive Director; Matthew Hart, Vice President; and Scott Miller, Associate.

MARKET CONDITIONS

During the 12-month reporting period, the stock market rallied strongly, though it did encounter some challenges toward the end of the period. Following the initiation of major combat operations in Iraq last March, investors let go of their hesitation to invest in stocks. The investment environment greatly improved with mounting evidence that the economy was solidly in a recovery phase. Accommodative monetary policy from the Federal Reserve Board (the Fed) provided a favorable backdrop for economic recovery, improving company managements' outlooks for corporate-earnings recovery. Tax incentives helped spur capital spending, and consumer spending remained robust.

However, in January, the Fed hinted it may raise interest rates, prompting investors to anticipate a slowing economy and causing short-term market volatility. In March, geopolitical concerns also returned to the forefront of investor anxiety with the Madrid train bombing and intensified conflicts in the Middle East.

Against this backdrop, stocks in cyclical sectors such as materials, technology, and consumer discretionary outperformed the market average during the period. These economically sensitive stocks tend to benefit early in a recovery, and this was certainly the case during the past 12 months. Companies and consumers gain confidence in their spending when they believe the economic landscape is improving.

The environment also provided a boost to small- and mid-capitalization stocks--the small- and medium-sized companies in which the fund invests. With greater leverage to improving economy and higher earnings-per-share growth, these smaller, more nimble stocks outperformed large-cap stocks during the period.

(1)Team members may change at any time without notice.
 2

PERFORMANCE ANALYSIS

The fund returned 47.13 percent (Class A shares unadjusted for sales charge) for the 12-month period ended March 31, 2004. The benchmark index, the Russell Midcap Growth Index, returned 49.63 percent for the same period. Although the fund underperformed its benchmark, we note that the fund outpaced its peers. The Morningstar mid-cap growth category averaged a 43.78 percent return, and the Lipper mid-cap growth fund category averaged a 43.45 percent return in this reporting period.

The fund's return was below that of the index because low-quality stocks, which do not fit our investment criteria, were the best performers in our universe of growth stocks. We remained committed to our discipline and, as a result, the fund did not rally to the full extent that the index did.

Nonetheless, the fund enjoyed solid absolute performance during the period overall. We have found more stocks meeting our criteria, though we continue to be as selective as ever. Furthermore, relative to the market climate of the past few years, generally more stocks have been able to meet or exceed their earnings expectations on a quarter-over-quarter basis.

Consumer-discretionary stocks were among the strongest contributors to the fund's return, as robust consumer spending drove good performance in this sector. Internet retailers eBay and Amazon.com were standouts in the fund's portfolio. Amazon has become an Internet standard with its dependable service and comprehensive business lines, which now includes sporting goods. Ebay, another dot-com survivor, benefited from strength in its auto and European sales.

Specialty retailers Coach and Best Buy also benefited the fund's return. We liked leather goods retailer Coach for its expanding store base, introduction of affordable leather items, and competitiveness with more-expensive Gucci and Tiffany. Best Buy's stock showed strength after the company capitalized on problems at competitor Circuit City and consumers' increasing preference for digital televisions, cameras, and camcorders. However, when the company management lowered its guidance and earnings estimates began to decline, we locked in gains and sold the stock from the portfolio.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDING MARCH 31, 2004

------------------------------------------------------------------
                                              RUSSELL MIDCAP
      CLASS A   CLASS B   CLASS C   CLASS D    GROWTH INDEX

      47.13%    46.03%    45.87%    47.53%        49.63%
------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Technology stocks were also a bright spot for the fund. The sector overall performed well during the period as investors, more confident about the economic recovery and anticipating increased IT spending, renewed their interest in technology stocks. For example, a recovery in spending by telecommunications-service providers boosted the fund's position in Juniper Networks. Juniper makes leading-edge routers used to provide telecommunications service, and was the fund's top-performing stock in the reporting period.

Sandisk was also a top performer. This semiconductor company makes flash memory storage cards, which allows digital cameras to store photos.
Higher-than-expected demand and short supply, particularly for the memory chips used in wireless-phone cameras, created a favorable pricing environment for Sandisk that Wall Street rewarded.

While the fund achieved positive performance from all of its represented sectors, some individual holdings did not perform to our expectations. The fund's largest detractor was Affymetrix, a biotechnology company that develops genomic testing systems that allow laboratories to test mass quantities of DNA at a time. The company missed its earnings estimates earlier in 2003 and lowered guidance for future earnings, and we sold the stock. Novellus was also a drag on performance. This semiconductor-capital-equipment manufacturer's revenue growth lagged that of its industry. Signs of economic recovery helped spur growth in orders across the semiconductor industry, yet Novellus did not keep pace with its competitors. We sold the stock on the news of this fundamental disappointment.

TOP 10 HOLDINGS AS OF 3/31/04                TOP 10 INDUSTRIES AS OF 3/31/04
Symantec Corp                        1.5%    Semiconductors                   6.3%
Zimmer Holdings, Inc                 1.4     Biotechnology                    5.8
Smith International                  1.4     Communications Equipment         4.9
Coach, Inc                           1.3     Diversified Commercial Services  4.8
Commerce Bancorp, Inc                1.3     Health Care Equipment            4.8
Broadcom Corp                        1.3     Apparel Retail                   4.7
Biogen Idec, Inc                     1.3     Casinos & Gaming                 4.1
UnitedHealth Group, Inc              1.2     Pharmaceuticals                  3.6
Teva Pharmaceutical Industries, Ltd  1.2     Systems Software                 3.6
Research in Motion, Ltd              1.2     Health Care Services             2.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.
 4

We will continue to seek stocks with rising earnings estimates, rising valuations, or preferably both. We believe today's strong economy will continue to drive demand for products and services, which will help support rising earnings estimates. Additionally, with greater flexibility than more-established, large-cap stocks, small-and mid-cap stocks offer compelling potential for growth opportunities.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004

                                                              NUMBER OF
DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS  96.9%
ADVERTISING  0.5%
Lamar Advertising Co., Class A (a)..........................    200,000    $    8,044,000
                                                                           --------------

AEROSPACE & DEFENSE  0.6%
Engineered Support Systems, Inc. ...........................    200,000         9,758,000
                                                                           --------------

AGRICULTURAL PRODUCTS  0.8%
Archer-Daniels-Midland Co. .................................    800,000        13,496,000
                                                                           --------------

AIR FREIGHT & COURIERS  0.5%
JB Hunt Transport Services, Inc. (a)........................    300,000         8,451,000
                                                                           --------------

APPAREL & ACCESSORIES  1.3%
Coach, Inc. (a).............................................    500,000        20,495,000
                                                                           --------------

APPAREL RETAIL  4.6%
Aeropostale, Inc. (a).......................................    300,000        10,878,000
AnnTaylor Stores Corp. (a)..................................    200,000         8,560,000
Chico's FAS, Inc. (a).......................................    250,000        11,600,000
Foot Locker, Inc. ..........................................    500,000        12,900,000
Limited Brands..............................................    600,000        12,000,000
Pacific Sunwear of California, Inc. (a).....................    350,000         8,589,000
Ross Stores, Inc. ..........................................    300,000         9,183,000
                                                                           --------------
                                                                               73,710,000
                                                                           --------------
APPLICATION SOFTWARE  1.6%
Autodesk, Inc. .............................................    500,000        15,810,000
RSA Security, Inc. (a)......................................    500,000         9,395,000
                                                                           --------------
                                                                               25,205,000
                                                                           --------------
ASSET MANAGEMENT & CUSTODY BANKS  1.4%
Affiliated Managers Group, Inc. (a).........................    150,000         8,187,000
Legg Mason, Inc. ...........................................    150,000        13,917,000
                                                                           --------------
                                                                               22,104,000
                                                                           --------------
BIOTECHNOLOGY  5.6%
Biogen Idec, Inc. (a).......................................    350,000        19,460,000
Charles River Laboratories International, Inc. (a)..........    200,000         8,570,000
Genentech, Inc. (a).........................................    150,000        15,873,000
ImClone Systems, Inc. (a)...................................    200,000        10,172,000
Invitrogen Corp. (a)........................................    200,000        14,338,000
MGI Pharma, Inc. (a)........................................    200,000        12,252,000
Protein Design Labs, Inc. (a)...............................    400,000         9,528,000
                                                                           --------------
                                                                               90,193,000
                                                                           --------------
BROADCASTING & CABLE TV  0.7%
XM Satellite Radio Holdings Inc., Class A (a)...............    400,000        11,200,000
                                                                           --------------

 6                                             See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
CASINOS & GAMING  4.0%
GTECH Holdings Corp. .......................................    300,000    $   17,742,000
International Game Technology...............................    400,000        17,984,000
Mandalay Resort Group.......................................    300,000        17,178,000
Station Casinos, Inc. ......................................    250,000        11,042,500
                                                                           --------------
                                                                               63,946,500
                                                                           --------------
COMMUNICATIONS EQUIPMENT  4.7%
Adtran, Inc. ...............................................    300,000         9,009,000
Avaya, Inc. (a).............................................    500,000         7,940,000
Brocade Communications Systems, Inc. (a)....................  1,000,000         6,660,000
Comverse Technology, Inc. (a)...............................    500,000         9,070,000
Corning, Inc. (a)...........................................  1,000,000        11,180,000
Juniper Networks, Inc. (a)..................................    500,000        13,005,000
Research in Motion Ltd. (Canada) (a)........................    200,000        18,662,000
                                                                           --------------
                                                                               75,526,000
                                                                           --------------
COMPUTER STORAGE & PERIPHERALS  1.6%
EMC Corp. (a)...............................................  1,000,000        13,610,000
SanDisk Corp. (a)...........................................    400,000        11,348,000
                                                                           --------------
                                                                               24,958,000
                                                                           --------------
CONSUMER ELECTRONICS  0.7%
Harman International Industries, Inc. ......................    150,000        11,940,000
                                                                           --------------

DATA PROCESSING & OUTSOURCING SERVICES  2.5%
CheckFree Corp. (a).........................................    400,000        11,784,000
DST Systems, Inc. (a).......................................    250,000        11,337,500
Dun & Bradstreet Corp. (a)..................................    200,000        10,700,000
Global Payments, Inc. ......................................    150,000         6,762,000
                                                                           --------------
                                                                               40,583,500
                                                                           --------------
DEPARTMENT STORES  0.7%
Nordstrom, Inc. ............................................    300,000        11,970,000
                                                                           --------------

DIVERSIFIED BANKS  0.6%
Bank of Hawaii Corp. .......................................    200,000         9,266,000
                                                                           --------------

DIVERSIFIED COMMERCIAL SERVICES  4.7%
Alliance Data Systems Corp. (a).............................    250,000         8,387,500
Apollo Group, Inc., Class A (a).............................    200,000        17,222,000
Career Education Corp. (a)..................................    200,000        11,328,000
Cendant Corp. ..............................................    500,000        12,195,000
Corporate Executive Board Co. ..............................    150,000         7,050,000
H&R Block, Inc. ............................................    200,000        10,206,000
University of Phoenix Online (a)............................    100,000         8,702,000
                                                                           --------------
                                                                               75,090,500
                                                                           --------------
DIVERSIFIED METALS & MINING  0.8%
Phelps Dodge Corp. (a)......................................    150,000        12,249,000
                                                                           --------------

See Notes to Financial Statements                                              7

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
DRUG RETAIL  0.5%
CVS Corp. ..................................................    250,000    $    8,825,000
                                                                           --------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.9%
American Power Conversion Corp. ............................    400,000         9,204,000
Molex, Inc. ................................................    200,000         6,078,000
                                                                           --------------
                                                                               15,282,000
                                                                           --------------
ELECTRONIC EQUIPMENT MANUFACTURERS  1.1%
Agilent Technologies, Inc. (a)..............................    300,000         9,489,000
Tektronix, Inc. ............................................    250,000         8,177,500
                                                                           --------------
                                                                               17,666,500
                                                                           --------------
ELECTRONIC MANUFACTURING SERVICES  0.5%
Sanmina-SCI Corp. (a).......................................    800,000         8,808,000
                                                                           --------------

EMPLOYMENT SERVICES  0.9%
Manpower, Inc. .............................................    300,000        13,950,000
                                                                           --------------

FERTILIZERS & AGRICULTURAL CHEMICALS  0.5%
IMC Global, Inc. ...........................................    600,000         8,580,000
                                                                           --------------

HEALTH CARE DISTRIBUTORS  1.6%
DaVita, Inc. (a)............................................    300,000        14,325,000
Henry Schein, Inc. (a)......................................    150,000        10,713,000
                                                                           --------------
                                                                               25,038,000
                                                                           --------------
HEALTH CARE EQUIPMENT  4.7%
Bausch & Lomb, Inc. ........................................    150,000         8,995,500
Becton, Dickinson & Co. ....................................    200,000         9,696,000
Hillenbrand Industries, Inc. ...............................    100,000         6,789,000
St. Jude Medical, Inc. (a)..................................    200,000        14,420,000
Varian Medical Systems, Inc. (a)............................    150,000        12,946,500
Zimmer Holdings, Inc. (a)...................................    300,000        22,134,000
                                                                           --------------
                                                                               74,981,000
                                                                           --------------
HEALTH CARE SERVICES  2.7%
Caremark Rx, Inc. (a).......................................    387,000        12,867,750
Cerner Corp. (a)............................................    200,000         9,038,000
eResearch Technology, Inc. (a)..............................    300,000         8,415,000
Quest Diagnostics, Inc. ....................................    150,000        12,424,500
                                                                           --------------
                                                                               42,745,250
                                                                           --------------
HEALTH CARE SUPPLIES  0.5%
Millipore Corp. (a).........................................    150,000         7,707,000
                                                                           --------------

HOME ENTERTAINMENT SOFTWARE  0.6%
Activision, Inc. (a)........................................    600,000         9,492,000
                                                                           --------------

 8                                             See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
HOMEBUILDING  1.1%
Standard Pacific Corp. .....................................    150,000    $    9,000,000
Toll Brothers, Inc. (a).....................................    200,000         9,086,000
                                                                           --------------
                                                                               18,086,000
                                                                           --------------
HOTELS  1.5%
Royal Caribbean Cruises Ltd. ...............................    300,000        13,230,000
Starwood Hotels & Resorts Worldwide, Inc. ..................    250,000        10,125,000
                                                                           --------------
                                                                               23,355,000
                                                                           --------------
HOUSEHOLD PRODUCTS  0.6%
Energizer Holdings, Inc. (a)................................    200,000         9,338,000
                                                                           --------------

HOUSEWARES & SPECIALTIES  0.5%
Fortune Brands, Inc. .......................................    100,000         7,663,000
                                                                           --------------

INDUSTRIAL MACHINERY  1.4%
Eaton Corp. ................................................    200,000        11,238,000
Parker Hannifin Corp. ......................................    200,000        11,300,000
                                                                           --------------
                                                                               22,538,000
                                                                           --------------
INTEGRATED TELECOMMUNICATION SERVICES  0.9%
Amdocs Ltd. (Guernsey) (a)..................................    500,000        13,895,000
                                                                           --------------

INTERNET RETAIL  1.7%
eBay, Inc. (a)..............................................    250,000        17,332,500
NetFlix, Inc. (a)...........................................    300,000        10,236,000
                                                                           --------------
                                                                               27,568,500
                                                                           --------------
INTERNET SOFTWARE & SERVICES  0.4%
Akamai Technologies, Inc. (a)...............................    550,000         7,227,000
                                                                           --------------

INVESTMENT BANKING & BROKERAGE  1.8%
Ameritrade Holding Corp. (a)................................    600,000         9,240,000
E*TRADE Financial Corp. (a).................................    800,000        10,680,000
Lehman Brothers Holdings, Inc. .............................    100,000         8,287,000
                                                                           --------------
                                                                               28,207,000
                                                                           --------------
IT CONSULTING & OTHER SERVICES  1.5%
Affiliated Computer Services, Inc., Class A (a).............    250,000        12,975,000
Cognizant Technology Solutions Corp., Class A (a)...........    250,000        11,312,500
                                                                           --------------
                                                                               24,287,500
                                                                           --------------
LEISURE PRODUCTS  0.8%
Brunswick Corp. ............................................    300,000        12,249,000
                                                                           --------------

LIFE & HEALTH INSURANCE  0.7%
Lincoln National Corp. .....................................    250,000        11,830,000
                                                                           --------------

See Notes to Financial Statements                                              9

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
MANAGED HEALTH CARE  2.6%
Aetna, Inc. ................................................    150,000    $   13,458,000
Coventry Health Care, Inc. (a)..............................    200,000         8,466,000
UnitedHealth Group, Inc. ...................................    300,000        19,332,000
                                                                           --------------
                                                                               41,256,000
                                                                           --------------
METAL & GLASS CONTAINERS  0.8%
Ball Corp. .................................................    200,000        13,556,000
                                                                           --------------

MOVIES & ENTERTAINMENT  0.6%
Pixar, Inc. (a).............................................    150,000         9,669,000
                                                                           --------------

OFFICE SERVICES & SUPPLIES  0.6%
Avery Dennison Corp. .......................................    150,000         9,331,500
                                                                           --------------

OIL & GAS DRILLING  0.8%
Patterson UTI Energy, Inc. (a)..............................    350,000        12,393,500
                                                                           --------------

OIL & GAS EQUIPMENT & SERVICES  1.3%
Smith International, Inc. (a)...............................    400,000        21,404,000
                                                                           --------------

OIL & GAS EXPLORATION & PRODUCTION  2.0%
Chesapeake Energy Corp. ....................................    500,000         6,700,000
Kerr-McGee Corp. ...........................................    200,000        10,300,000
XTO Energy, Inc. ...........................................    625,000        15,775,000
                                                                           --------------
                                                                               32,775,000
                                                                           --------------
PHARMACEUTICALS  3.5%
Elan Corp PLC--ADR (Ireland) (a)............................    700,000        14,434,000
Eon Labs, Inc. (a)..........................................    150,000        10,062,000
Sepracor, Inc. (a)..........................................    250,000        12,025,000
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........    300,000        19,023,000
                                                                           --------------
                                                                               55,544,000
                                                                           --------------
PUBLISHING  0.7%
Getty Images, Inc. (a)......................................    200,000        10,796,000
                                                                           --------------

REAL ESTATE INVESTMENT TRUSTS  0.5%
Friedman Billings Ramsey Group..............................    300,000         8,097,000
                                                                           --------------

REGIONAL BANKS  1.9%
Commerce Bancorp, Inc. .....................................    300,000        19,764,000
North Fork Bancorp, Inc. ...................................    250,000        10,580,000
                                                                           --------------
                                                                               30,344,000
                                                                           --------------
RESTAURANTS  1.4%
Darden Restaurants, Inc. ...................................    300,000         7,437,000
Starbucks Corp. (a).........................................    400,000        15,100,000
                                                                           --------------
                                                                               22,537,000
                                                                           --------------
SEMICONDUCTOR EQUIPMENT  0.6%
Lam Research Corp. (a)......................................    400,000        10,084,000
                                                                           --------------

 10                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES         VALUE
-----------------------------------------------------------------------------------------
SEMICONDUCTORS  6.1%
Broadcom Corp., Class A (a).................................    500,000    $   19,585,000
Cypress Semiconductor Corp. (a).............................    600,000        12,282,000
Fairchild Semiconductor International, Inc., Class A (a)....    500,000        12,015,000
International Rectifier Corp. (a)...........................    200,000         9,198,000
National Semiconductor Corp. (a)............................    400,000        17,772,000
Omnivision Technologies, Inc. (a)...........................    400,000        10,924,000
Skyworks Solutions, Inc. (a)................................    800,000         9,328,000
Vitesse Semiconductor Corp. (a).............................  1,000,000         7,090,000
                                                                           --------------
                                                                               98,194,000
                                                                           --------------
SPECIALIZED FINANCE  0.7%
CIT Group, Inc. ............................................    300,000        11,415,000
                                                                           --------------

SPECIALTY STORES  0.6%
Office Depot, Inc. (a)......................................    500,000         9,410,000
                                                                           --------------

SYSTEMS SOFTWARE  3.4%
BMC Software, Inc. (a)......................................    600,000        11,730,000
Check Point Software Technologies Ltd. (Israel) (a).........    500,000        11,385,000
Red Hat, Inc. (a)...........................................    400,000         9,144,000
Symantec Corp. (a)..........................................    500,000        23,150,000
                                                                           --------------
                                                                               55,409,000
                                                                           --------------
TECHNOLOGY DISTRIBUTORS  0.6%
CDW Corp. ..................................................    150,000        10,141,500
                                                                           --------------

THRIFTS & MORTGAGE FINANCE  1.1%
New York Community Bancorp, Inc. ...........................    500,013        17,140,446
                                                                           --------------

TRADING COMPANIES & DISTRIBUTORS  0.7%
Fastenal Co. ...............................................    200,000        10,738,000
                                                                           --------------

WIRELESS TELECOMMUNICATION SERVICES  1.1%
Nextel Communications, Inc., Class A (a)....................    700,000        17,311,000
                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $1,262,623,579).................................................    1,555,050,196

REPURCHASE AGREEMENT  0.8%
  State Street Bank & Trust Co. ($13,412,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  1.00%, dated 03/31/04, to be sold on 04/01/04 at $13,412,373)
  (Cost $13,412,000)....................................................       13,412,000
                                                                           --------------

See Notes to Financial Statements                                             11

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

DESCRIPTION                                                                    VALUE
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS  97.7%
(Cost $1,276,035,580)...................................................   $1,568,462,196
OTHER ASSETS IN EXCESS OF LIABILITIES  2.3%.............................       37,224,361
                                                                           --------------

NET ASSETS  100.0%......................................................   $1,605,686,557
                                                                           ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 12                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004

ASSETS:
Total Investments (Cost $1,276,035,580).....................  $ 1,568,462,196
Receivables:
  Investments Sold..........................................       45,739,916
  Fund Shares Sold..........................................        1,694,578
  Dividends.................................................          624,451
  Interest..................................................              372
Other.......................................................          124,012
                                                              ---------------
    Total Assets............................................    1,616,645,525
                                                              ---------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................        3,871,152
  Investments Purchased.....................................        2,673,061
  Distributor and Affiliates................................        1,964,902
  Investment Advisory Fee...................................          934,018
  Custodian Bank............................................          288,344
Accrued Expenses............................................        1,063,606
Trustees' Deferred Compensation and Retirement Plans........          163,885
                                                              ---------------
    Total Liabilities.......................................       10,958,968
                                                              ---------------
NET ASSETS..................................................  $ 1,605,686,557
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 2,472,677,247
Net Unrealized Appreciation.................................      292,426,616
Accumulated Net Investment Loss.............................         (169,059)
Accumulated Net Realized Loss...............................   (1,159,248,247)
                                                              ---------------
NET ASSETS..................................................  $ 1,605,686,557
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $953,431,607 and 73,057,801 shares of
    beneficial interest issued and outstanding).............  $         13.05
    Maximum sales charge (5.75%* of offering price).........              .80
                                                              ---------------
    Maximum offering price to public........................  $         13.85
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $488,035,496 and 40,175,055 shares of
    beneficial interest issued and outstanding).............  $         12.15
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $88,417,637 and 7,256,837 shares of
    beneficial interest issued and outstanding).............  $         12.18
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $75,801,817 and 5,761,089 shares of
    beneficial interest issued and outstanding).............  $         13.16
                                                              ===============

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             13

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended March 31, 2004

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $62,110).....  $  5,816,972
Interest....................................................       386,495
                                                              ------------
    Total Income............................................     6,203,467
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    10,138,015
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and D of $2,127,093, $4,390,224, $845,500 and $0,
  respectively).............................................     7,362,817
Shareholder Services........................................     6,532,642
Custody.....................................................       103,867
Legal.......................................................        86,967
Trustees' Fees and Related Expenses.........................        29,339
Other.......................................................       856,495
                                                              ------------
    Total Expenses..........................................    25,110,142
    Less Credits Earned on Cash Balances....................        10,206
                                                              ------------
    Net Expenses............................................    25,099,936
                                                              ------------
NET INVESTMENT LOSS.........................................  $(18,896,469)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $312,793,534
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    63,464,591
  End of the Period.........................................   292,426,616
                                                              ------------
Net Unrealized Appreciation During the Period...............   228,962,025
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $541,755,559
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $522,859,090
                                                              ============

 14                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                             FOR THE           FOR THE
                                                            YEAR ENDED        YEAR ENDED
                                                          MARCH 31, 2004    MARCH 31, 2003
                                                          --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.....................................  $  (18,896,469)   $  (18,656,864)
Net Realized Gain/Loss..................................     312,793,534      (389,512,860)
Net Unrealized Appreciation/Depreciation During the
  Period................................................     228,962,025       (53,721,200)
                                                          --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     522,859,090      (461,890,924)
                                                          --------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................     441,356,669       714,298,772
Cost of Shares Repurchased..............................    (449,129,790)     (685,961,910)
                                                          --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......      (7,773,121)       28,336,862
                                                          --------------    --------------
TOTAL INCREASE/DECREASE IN NET ASSETS...................     515,085,969      (433,554,062)
NET ASSETS:
Beginning of the Period.................................   1,090,600,588     1,524,154,650
                                                          --------------    --------------
End of the Period (Including accumulated net investment
  loss of $169,059 and $158,815, respectively)..........  $1,605,686,557    $1,090,600,588
                                                          ==============    ==============

See Notes to Financial Statements                                             15

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED MARCH 31,
CLASS A SHARES                          --------------------------------------------------------
                                        2004 (b)    2003 (b)    2002 (b)    2001 (b)    2000 (b)
                                        --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $ 8.87     $ 12.66     $ 15.77     $ 37.44     $  17.14
                                         ------     -------     -------     -------     --------
  Net Investment Loss.................     (.12)       (.12)       (.14)       (.21)        (.24)
  Net Realized and Unrealized
    Gain/Loss.........................     4.30       (3.67)      (2.97)     (17.03)       22.41
                                         ------     -------     -------     -------     --------
Total from Investment Operations......     4.18       (3.79)      (3.11)     (17.24)       22.17
Less Distributions from Net Realized
  Gain................................      -0-         -0-         -0-*       4.43         1.87
                                         ------     -------     -------     -------     --------
NET ASSET VALUE, END OF THE PERIOD....   $13.05     $  8.87     $ 12.66     $ 15.77     $  37.44
                                         ======     =======     =======     =======     ========

Total Return (a)......................   47.13%     -29.94%     -19.70%     -49.31%      133.67%
Net Assets at End of the Period (In
  millions)...........................   $953.4     $ 630.6     $ 783.4     $ 778.1     $1,205.8
Ratio of Expenses to Average Net
  Assets..............................    1.47%       1.62%       1.43%       1.19%        1.25%
Ratio of Net Investment Loss to
  Average Net Assets..................   (1.04%)     (1.26%)      (.98%)      (.75%)       (.86%)
Portfolio Turnover....................     201%        217%        320%        270%         139%
*  Amount is less than $.01

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

 16                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED MARCH 31,
CLASS B SHARES                          --------------------------------------------------------
                                        2004 (b)    2003 (b)    2002 (b)    2001 (b)    2000 (b)
                                        --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $ 8.32     $ 11.97     $ 15.02     $ 36.24     $ 16.75
                                         ------     -------     -------     -------     -------
  Net Investment Loss.................     (.19)       (.19)       (.23)       (.41)       (.43)
  Net Realized and Unrealized
    Gain/Loss.........................     4.02       (3.46)      (2.82)     (16.38)      21.79
                                         ------     -------     -------     -------     -------
Total from Investment Operations......     3.83       (3.65)      (3.05)     (16.79)      21.36
Less Distributions from Net Realized
  Gain................................      -0-         -0-         -0-*       4.43        1.87
                                         ------     -------     -------     -------     -------
NET ASSET VALUE, END OF THE PERIOD....   $12.15     $  8.32     $ 11.97     $ 15.02     $ 36.24
                                         ======     =======     =======     =======     =======

Total Return (a)......................   46.03%     -30.49%     -20.28%     -49.72%     131.91%
Net Assets at End of the Period (In
  millions)...........................   $488.0     $ 341.5     $ 541.5     $ 642.5     $ 948.5
Ratio of Expenses to Average Net
  Assets..............................    2.23%       2.37%       2.19%       2.00%       2.00%
Ratio of Net Investment Loss to
  Average Net Assets..................   (1.80%)     (2.00%)     (1.74%)     (1.56%)     (1.61%)
Portfolio Turnover....................     201%        217%        320%        270%        139%
*  Amount is less than $.01

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements                                             17

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED MARCH 31,
CLASS C SHARES                          --------------------------------------------------------
                                        2004 (b)    2003 (b)    2002 (b)    2001 (b)    2000 (b)
                                        --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $ 8.35     $ 12.00     $ 15.07     $ 36.33     $ 16.76
                                         ------     -------     -------     -------     -------
  Net Investment Loss.................     (.19)       (.19)       (.23)       (.40)       (.45)
  Net Realized and Unrealized
    Gain/Loss.........................     4.02       (3.46)      (2.84)     (16.43)      21.89
                                         ------     -------     -------     -------     -------
Total from Investment Operations......     3.83       (3.65)      (3.07)     (16.83)      21.44
Less Distributions from Net Realized
  Gain................................      -0-         -0-         -0-*       4.43        1.87
                                         ------     -------     -------     -------     -------
NET ASSET VALUE, END OF THE PERIOD....   $12.18     $  8.35     $ 12.00     $ 15.07     $ 36.33
                                         ======     =======     =======     =======     =======

Total Return (a)......................   45.87%     -30.42%     -20.35%     -49.71%     132.31%
Net Assets at End of the Period (In
  millions)...........................   $ 88.4     $  68.8     $ 125.0     $ 152.9     $ 202.7
Ratio of Expenses to Average Net
  Assets..............................    2.24%       2.37%       2.19%       2.00%       2.01%
Ratio of Net Investment Loss to
  Average Net Assets..................   (1.81%)     (2.01%)     (1.74%)     (1.56%)     (1.62%)
Portfolio Turnover....................     201%        217%        320%        270%        139%
*  Amount is less than $.01

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

 18                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                OCTOBER 17, 2000
                                                  YEAR ENDED MARCH 31,           (COMMENCEMENT
CLASS D SHARES                              --------------------------------   OF OPERATIONS) TO
                                            2004 (b)    2003 (b)    2002 (b)   MARCH 31, 2001 (b)
                                            -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................   $ 8.92     $ 12.70     $ 15.78         $ 33.01
                                             ------     -------     -------         -------
  Net Investment Loss.....................     (.09)       (.10)       (.10)           (.05)
  Net Realized and Unrealized Gain/Loss...     4.33       (3.68)      (2.98)         (12.75)
                                             ------     -------     -------         -------
Total from Investment Operations..........     4.24       (3.78)      (3.08)         (12.80)
Less Distributions from Net Realized
  Gain....................................      -0-         -0-         -0-**          4.43
                                             ------     -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD........   $13.16     $  8.92     $ 12.70         $ 15.78
                                             ======     =======     =======         =======

Total Return (a)..........................   47.53%     -29.76%     -19.50%         -42.49%*
Net Assets at End of the Period (In
  millions)...............................   $ 75.8     $  49.6     $  74.4         $  89.1
Ratio of Expenses to Average Net Assets...    1.22%       1.36%       1.18%           1.08%
Ratio of Net Investment Loss to Average
  Net Assets..............................    (.79%)     (1.00%)      (.73%)          (.49%)
Portfolio Turnover........................     201%        217%        320%            270%

(a) Assumes reinvestment of all distributions for the period.

(b) Based on average shares outstanding.

*   Non-Annualized

**  Amount is less than $.01.

See Notes to Financial Statements                                             19

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware statutory trust which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C. The distribution of the Fund's Class D Shares commenced on October 17, 2000. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed securities and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $1,158,948,207, which will expire between March 31, 2010 and March 31, 2011.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,276,335,620
                                                              ==============
Gross tax unrealized appreciation...........................  $  313,129,037
Gross tax unrealized depreciation...........................     (21,002,461)
                                                              --------------
Net tax unrealized appreciation on investments..............  $  292,126,576
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the year ended March 31, 2004, a permanent book to tax basis difference related to a net operating loss totaling $18,881,207 was reclassified from accumulated net investment loss to capital. Additionally, a permanent book to tax basis difference related to the Fund's investment in other regulated investment companies totaling $7,530 was reclassified from accumulated net investment loss to accumulated net realized loss. A permanent book and tax difference related to distributions from Real Estate Investment Trusts totaling $2,512 was reclassified from accumulated net investment loss to accumulated net realized loss.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended March 31, 2004, the Fund's custody fee was reduced by $10,206 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

    For the year ended March 31, 2004, the Fund recognized expenses of approximately $49,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $115,600 representing Van Kampen's cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $5,506,900 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $103,600 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $158,403.

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $1,276,608,101, $815,014,128, $206,433,898 and $174,621,120 for Classes A, B, C and D, respectively. For the year ended March 31, 2004, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   28,954,927    $ 321,345,939
  Class B...................................................    8,260,665       86,980,588
  Class C...................................................    1,382,004       14,541,714
  Class D...................................................    1,614,499       18,488,428
                                                              -----------    -------------
Total Sales.................................................   40,212,095    $ 441,356,669
                                                              ===========    =============
Repurchases:
  Class A...................................................  (26,964,478)   $(309,211,464)
  Class B...................................................   (9,123,288)     (98,380,006)
  Class C...................................................   (2,364,766)     (25,582,121)
  Class D...................................................   (1,416,094)     (15,956,199)
                                                              -----------    -------------
Total Repurchases...........................................  (39,868,626)   $(449,129,790)
                                                              ===========    =============

    At March 31, 2003, capital aggregated $1,275,684,992, $832,152,337,
$218,514,004 and $172,980,242 for Classes A, B, C and D, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   61,127,085    $ 599,369,553
  Class B...................................................    8,820,504       83,344,824
  Class C...................................................    1,477,619       14,294,147
  Class D...................................................    1,705,411       17,290,248
                                                              -----------    -------------
Total Sales.................................................   73,130,619    $ 714,298,772
                                                              ===========    =============
Repurchases:
  Class A...................................................  (51,928,483)   $(508,253,751)
  Class B...................................................  (13,034,601)    (122,348,351)
  Class C...................................................   (3,650,379)     (34,814,580)
  Class D...................................................   (1,997,699)     (20,545,228)
                                                              -----------    -------------
Total Repurchases...........................................  (70,611,162)   $(685,961,910)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2004 and 2003, 70,276 and 288,745 Class B Shares automatically converted to Class A Shares, respectively,

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended March 31, 2004 and 2003, 197 and 0 Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                  CONTINGENT
                                                                   DEFERRED
                                                                 SALES CHARGE
                                                               AS A PERCENTAGE
                                                               OF DOLLAR AMOUNT
                                                              SUBJECT TO CHARGE
                                                              ------------------
YEAR OF REDEMPTION                                            CLASS B    CLASS C
First.......................................................   5.00%      1.00%
Second......................................................   4.00%       None
Third.......................................................   3.00%       None
Fourth......................................................   2.50%       None
Fifth.......................................................   1.50%       None
Sixth and Thereafter........................................    None       None

    For the year ended March 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $155,800 and CDSC on redeemed shares of Classes B and C of approximately $699,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,816,188,177 and $2,849,350,912, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $8,760,800 and $131,600 for

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended March 31, 2004, are payments retained by Van Kampen of approximately $3,501,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $1,026,100.

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN AGGRESSIVE GROWTH FUND

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Van Kampen Aggressive Growth Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Aggressive Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Aggressive Growth Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
May 5, 2004

VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN AGGRESSIVE GROWTH FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             88       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              86       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1996  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN AGGRESSIVE GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         86       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN AGGRESSIVE GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (63)             Trustee      Trustee     President of CAC, llc., a      88       Trustee/Director/Managing
CAC, llc.                                  since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of Stericycle,
San Diego, CA 92122-6223                               services. Prior to July                 Inc., Ventana Medical
                                                       2000, Managing Partner of               Systems, Inc., GATX
                                                       Equity Group Corporate                  Corporation and Trustee
                                                       Investment (EGI), a                     of The Scripps Research
                                                       company that makes                      Institute and the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to April
                                                                                               2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Vice
                                                                                               Chairman and Director of
                                                                                               Anixter International,
                                                                                               Inc. and IMC Global Inc.
                                                                                               Prior to July 2000,
                                                                                               Director of Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN AGGRESSIVE GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            86       Trustee/Director/Managing
Heidrick & Struggles                       since 1996  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      86       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 1996  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       88       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN AGGRESSIVE GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            86       Trustee/Director/Managing
423 Country Club Drive                     since 1996  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         88       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, P.H.D.    Trustee      Trustee     Previously Chief               86       Trustee/Director/Managing
(62)                                       since 1999  Communications Officer of               General Partner of funds
6808 Florida Street                                    the National Academy of                 in the Fund Complex.
Chevy Chase, MD 20815                                  Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN AGGRESSIVE GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            86       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    1999;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN AGGRESSIVE GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           88       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.
Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        88       Trustee/Director/Managing
333 West Wacker Drive                      since 1996  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN AGGRESSIVE GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President           Officer     Chairman of Morgan Stanley Investment Management's Global
2800 Post Oak Blvd.                                    since 1998  Research Steering Committee. Vice President of funds in the
45th Floor                                                         Fund Complex. Prior to March 2004, Managing Director of
Houston, TX 77056                                                  Global Research Investment Management. Prior to December
                                                                   2002, Chief Investment Officer of Van Kampen Investments and
                                                                   President and Chief Operations Officer of the Adviser and
                                                                   Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                                   President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to May 2001, Managing Director and Chief
                                                                   Investment Officer of Van Kampen Investments, and Managing
                                                                   Director and President of the Adviser and Van Kampen
                                                                   Advisors Inc. Prior to December 2000, Executive Vice
                                                                   President and Chief Investment Officer of Van Kampen
                                                                   Investments, and President and Chief Operating Officer of
                                                                   the Adviser. Prior to April 2000, Executive Vice President
                                                                   and Chief Investment Officer for Equity Investments of the
                                                                   Adviser. Prior to October 1998, Vice President and Senior
                                                                   Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                                   February 1998, Senior Vice President and Portfolio Manager
                                                                   of Van Kampen American Capital Asset Management, Inc., Van
                                                                   Kampen American Capital Investment Advisory Corp. and Van
                                                                   Kampen American Capital Management, Inc.

Stefanie V. Chang (37)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years. Executive
                                                                   Vice President and Chief Investment Officer of funds in the
                                                                   Fund Complex. Managing Director and Chief Investment Officer
                                                                   of Van Kampen Investments, the Adviser and Van Kampen
                                                                   Advisors Inc. since December 2002.

VAN KAMPEN AGGRESSIVE GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                       since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                      Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                         the Fixed Income Department of the Adviser and Van Kampen
                                                                   Advisors Inc. Prior to December 2000, Senior Vice President
                                                                   of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                                   2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                                   President of the government securities bond group for Asset
                                                                   Management.

Ronald E. Robison (65)        Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and            since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal Executive                  funds in the Fund Complex. Chief Global Operations Officer
                              Officer                              and Managing Director of Morgan Stanley Investment
                                                                   Management Inc. Managing Director of Morgan Stanley.
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc., Morgan Stanley Services Company Inc. and
                                                                   Morgan Stanley Distributors Inc. Chief Executive Officer and
                                                                   Director of Morgan Stanley Trust. Vice President of the
                                                                   Morgan Stanley Funds.

A. Thomas Smith III (47)      Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                since 1999  Director of Van Kampen Investments, Director of the Adviser,
New York, NY 10020                                                 Van Kampen Advisors Inc., the Distributor, Investor Services
                                                                   and certain other subsidiaries of Van Kampen Investments.
                                                                   Managing Director and General Counsel-Mutual Funds of Morgan
                                                                   Stanley Investment Advisors, Inc. Vice President and
                                                                   Secretary of funds in the Fund Complex. Prior to July 2001,
                                                                   Managing Director, General Counsel, Secretary and Director
                                                                   of Van Kampen Investments, the Adviser, the Distributor,
                                                                   Investor Services, and certain other subsidiaries of Van
                                                                   Kampen Investments. Prior to December 2000, Executive Vice
                                                                   President, General Counsel, Secretary and Director of Van
                                                                   Kampen Investments, the Adviser, Van Kampen Advisors Inc.,
                                                                   the Distributor, Investor Services and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to January
                                                                   1999, Vice President and Associate General Counsel to New
                                                                   York Life Insurance Company ("New York Life"), and prior to
                                                                   March 1997, Associate General Counsel of New York Life.
                                                                   Prior to December 1993, Assistant General Counsel of The
                                                                   Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                                   Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                                   Attorney at the Securities and Exchange Commission, Division
                                                                   of Investment Management, Office of Chief Counsel.

VAN KAMPEN AGGRESSIVE GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Financial Officer and    since 1996  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                         Chief Financial Officer and Treasurer of funds in the Fund
                                                                   Complex. Head of Fund Accounting for Morgan Stanley
                                                                   Investment Management. Prior to December 2002, Executive
                                                                   Director of Van Kampen Investments, the Adviser and Van
                                                                   Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 70, 170, 270
                                                 AGG ANR 5/04 RN04-00363P-Y03/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Small Cap Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Russell 2000(R) Growth Index from 11/30/00 (first month-end after inception) through 3/31/04. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                VAN KAMPEN SMALL CAP GROWTH
                                                                            FUND                   RUSSELL 2000(R) GROWTH INDEX
                                                                ---------------------------        ----------------------------
11/00                                                                      9426.00                           10000.00
12/00                                                                     10151.00                           10611.90
                                                                           6961.00                            8998.51
                                                                           7413.00                           10615.90
                                                                           5400.00                            7634.92
12/01                                                                      6199.00                            9632.62
                                                                           5945.00                            9443.86
                                                                           5249.00                            7961.61
                                                                           4544.00                            6248.37
12/02                                                                      4534.00                            6717.60
                                                                           4450.00                            6457.14
                                                                           5287.00                            8016.33
                                                                           5748.00                            8855.48
12/03                                                                      6303.00                            9978.56
3/04                                                                       6698.00                           10535.50

Source for index data: Lipper Inc.

                               A SHARES                B SHARES                C SHARES
                            since 11/27/00          since 11/27/00          since 11/27/00
---------------------------------------------------------------------------------------------
                                      W/MAX.                   W/MAX                  W/ MAX.
                                       5.75%                   5.00%                   1.00%
AVERAGE ANNUAL           W/O SALES     SALES     W/O SALES     SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGE      CHARGES     CHARGE      CHARGES     CHARGE

Since Inception           -9.67%      -11.26%     -10.32%     -11.00%     -10.32%     -10.32%

1-year                    50.53        41.83       49.46       44.46       49.46       48.46
---------------------------------------------------------------------------------------------

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's return would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 2000(R) Growth Index is generally representative of the U.S. market for small-capitalization stocks. It contains securities that growth managers typically select from the Russell 2000(R) Index. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen Small Cap Growth Fund is managed by the adviser's Multi-Cap Growth team.(1) Current members include Gary Lewis, Managing Director; Janet Luby, Executive Director; David Walker, Executive Director; Dudley Brickhouse, Executive Director; Matthew Hart, Vice President; and Scott Miller, Associate. The following discussion reflects the team's views on fund performance.

MARKET CONDITIONS

The past year brought remarkable returns for U.S. small-cap stocks as a number of positive factors aligned to produce a powerful recovery in the asset class. First, the U.S. economy rebounded nicely from an extended period of slow growth. This was a positive for small-caps, since the asset class typically delivers robust returns in the first year of an economic recovery. Stronger growth, in turn, helped fuel a powerful recovery in corporate earnings. In addition, continued low inflation enabled the Federal Reserve to maintain its growth-oriented policy of low interest rates. These factors, in combination, prompted investors to become more optimistic and to move money into the more-aggressive areas of the market, small-cap stocks included. As a result, the asset class outperformed both mid- and large-caps during the annual period, and growth stocks outperformed value. This provided a very favorable backdrop for the fund.

PERFORMANCE ANALYSIS

Van Kampen Small Cap Growth Fund returned 50.53 percent for the twelve months ended March 31, 2004 (Class A shares unadjusted for sales charge). The fund's benchmark, the Russell 2000 Growth Index, returned 63.16 percent for the same period, while the average return of the funds in Lipper's Small-Cap Growth category was 56.31 percent.

We believe the fund performed as it should, given these market conditions. Low-quality stocks, which do not fit our investment criteria, were the best performers within the fund's investment universe. We remained committed to

TOTAL RETURN FOR THE TWELVE-MONTH PERIOD ENDING MARCH 31, 2004

------------------------------------------------------
                                    RUSSELL 2000
      CLASS A   CLASS B   CLASS C   GROWTH INDEX

      50.53%    49.46%    49.46%       63.16%
------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

(1)Team members may change at any time without notice.

our discipline and, as a result, the fund did not rally to the full extent that the Russell index did.

Nonetheless, the fund enjoyed solid absolute performance during the period. After several years of challenging market conditions, the fund's investment style is once again working well. We have found more stocks meeting our criteria, though we continue to be as selective as ever. Furthermore, more stocks have been able to meet or exceed their earnings expectations on a quarter-over-quarter basis. We are generally more optimistic than we have been in some time, and we believe our search for quality is a long-term endeavor.

Fund performance was helped by our positioning within financials. First, the fund held a substantial underweight in the sector, which was a positive since the sector as a whole underperformed the Russell 2000 Growth Index. Second, the fund benefited from strong stock selection within financials. Within the sector, we emphasized insurance companies such as Universal American Financial and Max Re Capital. Property-and-casualty stocks, as a group, have benefited from improved pricing power and a lack of major recent losses for the industry. Although we tended to avoid companies with interest-rate exposure, several names the fund did own performed well. In the final quarter of the reporting period, interest rates fell in response to mixed economic data. This helped drive a small boom in refinancing activity, which benefited the fund's mortgage-related stocks such as IndyMac Bancorp and New Century Financial.

Among the fund's top individual contributors were Select Comfort, which has benefited from the strong sales of its mattresses; Netflix, an online movie-rental company that has experienced explosive growth; and Sierra Wireless, which makes the modems that allow laptops and wireless devices to take advantage of Wi-Fi "hotspots."

TOP 10 HOLDINGS AS OF 3/31/04               TOP 10 INDUSTRIES AS OF 3/31/04
SINA Corp.                     1.8%         Internet Software & Services       8.2%
Sierra Wireless                1.7          Health Care Equipment              6.0
Administaff, Inc.              1.6          Biotechnology                      5.5
Hibett Sporting Goods, Inc.    1.6          Apparel Retail                     4.8
Gen-Probe, Inc.                1.6          Communications Equipment           4.5
MTS Systems Corp.              1.6          Diversified Commercial Services    4.3
Ace Cash Express, Inc.         1.4          Semiconductors                     3.6
Finish Line, Inc.              1.4          Oil & Gas Exploration & Production 3.5
Gevity HR, Inc.                1.4          Pharmaceuticals                    3.5
PTEK Holdings, Inc.            1.3          Thrifts & Mortgage Finance         3.2


Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Our selection within health care, where our stock picks underperformed the benchmark's health-care stocks by a wide margin, was not so favorable. Here, performance was hurt by the fund's underweight in the biotechnology sector-- which delivered exceptional performance--as well as its position in Noven Pharmaceuticals, which dropped sharply when its Ritalin patch failed to gain approval by the Food & Drug Administration. The fund was also hurt by stock selection within technology, where our focus on higher-quality companies detracted, given the stronger performance of the index's more-speculative issues.

Recent changes to the portfolio include our decision to take profits in areas that have performed well during the past year and redeploy the proceeds into sectors that may offer more compelling total-return prospects. To this end, we have trimmed the fund's positions in retail and technology. At the same time, we have been looking for investment opportunities in sectors that previously have not been as prominent within the fund. For example, the energy sector as a whole offers very favorable fundamentals as demand--particularly from China--is expected to remain strong, while at the same time Middle East tension and OPEC's current policy stance may result in tighter supply. Since this combination should result in continued high prices for oil and gas, we believe the U.S. energy sector is home to numerous companies that are likely to exhibit strong earnings growth. Many companies in industries that are sensitive to economic-growth trends--such as basic materials and media stocks--also look attractive, as does the consumer-staples group, which has been overlooked by investors during the past year amid the clamor for more cyclical issues.

Although the market began to show signs of fatigue during the final three months of the reporting period, we are encouraged by the continued favorable outlook for economic growth. As the year progresses, we will continue to look for fundamentally strong small-cap stocks with the potential to outperform the broader market. We are encouraged by the fund's strong absolute returns, and remain committed to the fund's long-term investment discipline.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS  98.8%
AEROSPACE & DEFENSE  0.9%
Engineered Support Systems, Inc. ...........................    12,500    $    609,875
Orbital Sciences Corp., Class A (a).........................    25,000         313,250
                                                                          ------------
                                                                               923,125
                                                                          ------------
ALTERNATIVE CARRIERS  1.3%
PTEK Holdings, Inc. (a).....................................   150,000       1,378,500
                                                                          ------------

APPAREL & ACCESSORIES  1.7%
Deckers Outdoor Corp. (a)...................................    30,000         778,500
Quiksilver, Inc. (a)........................................    50,000       1,092,500
                                                                          ------------
                                                                             1,871,000
                                                                          ------------
APPAREL RETAIL  4.8%
AnnTaylor Stores Corp. (a)..................................    25,000       1,070,000
Cache, Inc. (a).............................................    20,000         659,400
Claire's Stores, Inc. ......................................    40,000         833,600
Finish Line, Inc., Class A (a)..............................    40,000       1,479,200
Genesco, Inc. (a)...........................................    25,000         579,500
JOS A Bank Clothiers, Inc. (a)..............................    15,000         540,000
                                                                          ------------
                                                                             5,161,700
                                                                          ------------
APPLICATION SOFTWARE  2.7%
Ansys, Inc. (a).............................................    15,000         596,100
DocuCorp International, Inc. (a)............................    50,000         587,000
Micros Systems, Inc. (a)....................................    15,000         677,250
SS&C Technologies, Inc. ....................................    45,000       1,092,150
                                                                          ------------
                                                                             2,952,500
                                                                          ------------
ASSET MANAGEMENT & CUSTODY BANKS  0.5%
American Capital Strategies Ltd. ...........................    17,500         581,700
                                                                          ------------

BIOTECHNOLOGY  5.4%
Abgenix, Inc. (a)...........................................    40,000         531,600
Gen-Probe, Inc. (a).........................................    50,000       1,670,500
ImClone Systems, Inc. (a)...................................    10,000         508,600
MGI Pharma, Inc. (a)........................................    15,000         918,900
Neurocrine Biosciences, Inc. (a)............................     7,500         443,250
OSI Pharmaceuticals, Inc. (a)...............................    15,000         576,000
Protein Design Labs, Inc. (a)...............................    50,000       1,191,000
                                                                          ------------
                                                                             5,839,850
                                                                          ------------
CASINOS & GAMING  2.0%
GTECH Holdings Corp. .......................................    15,000         887,100
Scientific Games Corp., Class A (a).........................    30,000         561,600
Station Casinos, Inc. ......................................    15,000         662,550
                                                                          ------------
                                                                             2,111,250
                                                                          ------------
COMMERCIAL PRINTING  1.2%
John H. Harland Co. ........................................    17,500         544,600
MDC Partners, Inc., Class A (Canada) (a)....................    50,000         787,250
                                                                          ------------
                                                                             1,331,850
                                                                          ------------

 6                                             See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT  4.4%
Adtran, Inc. ...............................................    17,500    $    525,525
Aspect Communications Corp. (a).............................    40,000         626,800
Plantronics, Inc. (a).......................................    30,000       1,098,300
Sierra Wireless (Canada) (a)................................    50,000       1,824,500
Westell Technologies, Inc., Class A (a).....................   100,000         730,000
                                                                          ------------
                                                                             4,805,125
                                                                          ------------
COMPUTER STORAGE & PERIPHERALS  1.2%
Overland Storage, Inc. (a)..................................    30,000         508,500
Synaptics, Inc. (a).........................................    47,500         833,150
                                                                          ------------
                                                                             1,341,650
                                                                          ------------
CONSTRUCTION & FARM MACHINERY  0.5%
Oshkosh Truck Corp. ........................................    10,000         557,000
                                                                          ------------

CONSUMER FINANCE  1.6%
First Cash Financial Services (a)...........................    20,000         672,600
Oriental Financial Group, Inc. (Puerto Rico)................    32,500       1,035,125
                                                                          ------------
                                                                             1,707,725
                                                                          ------------
DATA PROCESSING & OUTSOURCING SERVICES  0.5%
Global Payments, Inc. ......................................    12,500         563,500
                                                                          ------------

DISTRIBUTORS  1.0%
Navarre Corp. (a)...........................................   100,000         597,000
WESCO International, Inc. (a)...............................    35,000         521,500
                                                                          ------------
                                                                             1,118,500
                                                                          ------------
DIVERSIFIED BANKS  0.9%
Sterling Financial Corp. ...................................    10,000         257,100
Westcorp....................................................    15,000         661,050
                                                                          ------------
                                                                               918,150
                                                                          ------------
DIVERSIFIED COMMERCIAL SERVICES  4.3%
ACE Cash Express, Inc. (a)..................................    50,000       1,507,500
Corporate Executive Board Co. ..............................    12,500         587,500
Gevity HR, Inc. ............................................    50,000       1,460,000
University of Phoenix Online (a)............................    12,500       1,087,750
                                                                          ------------
                                                                             4,642,750
                                                                          ------------
ELECTRONIC EQUIPMENT MANUFACTURERS  2.0%
Dionex Corp. (a)............................................    12,500         660,000
LeCroy Corp. (a)............................................    25,000         519,250
Metrologic Instruments, Inc. (a)............................    40,000         936,000
                                                                          ------------
                                                                             2,115,250
                                                                          ------------
ELECTRONIC MANUFACTURING SERVICES  0.8%
Trimble Navigation Ltd. (a).................................    37,500         859,875
                                                                          ------------

EMPLOYMENT SERVICES  1.6%
Administaff, Inc. (a).......................................   100,000       1,743,000
                                                                          ------------

See Notes to Financial Statements                                              7

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES  0.5%
Mine Safety Appliances Co. .................................    20,000    $    561,740
                                                                          ------------

FOOTWEAR  0.5%
K-Swiss, Inc., Class A......................................    22,500         550,575
                                                                          ------------

FOREST PRODUCTS  0.7%
Louisiana-Pacific Corp. ....................................    27,500         709,500
                                                                          ------------

GAS UTILITIES  1.7%
Energen Corp. ..............................................    20,000         825,000
Laclede Group, Inc. ........................................    17,500         530,250
Western Gas Resources, Inc. ................................    10,000         508,500
                                                                          ------------
                                                                             1,863,750
                                                                          ------------
GENERAL MERCHANDISE STORES  0.6%
Brookstone, Inc. (a)........................................    22,500         618,975
                                                                          ------------

HEALTH CARE DISTRIBUTORS  0.5%
Inveresk Research Group, Inc. (a)...........................    17,500         497,350
                                                                          ------------

HEALTH CARE EQUIPMENT  5.9%
Advanced Medical Optics, Inc. (a)...........................    50,000       1,220,000
Apogent Technologies, Inc. (a)..............................    20,000         613,600
CardioDynamics International Corp. (a)......................    50,000         316,000
Dade Behring Holdings, Inc. (a).............................    20,000         889,600
DJ Orthopedics, Inc. (a)....................................    50,000       1,292,500
Kensey Nash Corp. (a).......................................    35,000         862,750
Possis Medical, Inc. (a)....................................    10,000         281,300
Wright Medical Group, Inc. (a)..............................    30,000         921,000
                                                                          ------------
                                                                             6,396,750
                                                                          ------------
HEALTH CARE SERVICES  1.5%
Amedisys, Inc. (a)..........................................    22,500         556,522
eResearch Technology, Inc. (a)..............................    20,000         561,000
IDX Systems Corp. (a).......................................    15,000         519,000
                                                                          ------------
                                                                             1,636,522
                                                                          ------------
HEALTH CARE SUPPLIES  1.0%
Idexx Laboratories, Inc. (a)................................    10,000         568,700
Sybron Dental Specialties, Inc. (a).........................    20,000         545,000
                                                                          ------------
                                                                             1,113,700
                                                                          ------------
HOME FURNISHINGS  0.5%
Select Comfort Corp. (a)....................................    20,000         551,800
                                                                          ------------

HOMEBUILDING  1.1%
M/I Homes, Inc. ............................................    12,500         591,000
Meritage Corp. (a)..........................................     7,500         556,875
                                                                          ------------
                                                                             1,147,875
                                                                          ------------

 8                                             See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES  1.1%
Sigmatel, Inc. (a)..........................................    25,000    $    561,250
Toro Co. ...................................................    10,000         620,000
                                                                          ------------
                                                                             1,181,250
                                                                          ------------
HOUSEHOLD PRODUCTS  1.9%
Fossil, Inc. (a)............................................    17,500         583,625
Helen of Troy Ltd. (Bermuda) (a)............................    25,000         775,250
Rayovac Corp. (a)...........................................    25,000         715,000
                                                                          ------------
                                                                             2,073,875
                                                                          ------------
INDUSTRIAL MACHINERY  2.3%
Briggs & Stratton Corp. ....................................     8,000         539,760
Graco, Inc. ................................................    22,500         654,975
Lincoln Electric Holdings, Inc. ............................    25,000         703,750
Middleby Corp. .............................................    13,500         616,680
                                                                          ------------
                                                                             2,515,165
                                                                          ------------
INTEGRATED TELECOMMUNICATION SERVICES  0.4%
Comtech Telecommunications (a)..............................    20,000         464,000
                                                                          ------------

INTERNET SOFTWARE & SERVICES  8.1%
Ask Jeeves, Inc. (a)........................................    35,000       1,250,550
Autobytel, Inc. (a).........................................    75,000         990,000
Blue Coat Systems, Inc. (a).................................    15,000         803,700
Cryptologic, Inc. (Canada)..................................    30,000         448,500
Digital River, Inc. (a).....................................    37,500         877,875
Digitas, Inc. (a)...........................................    52,500         540,225
Open Text Corp. (Canada) (a)................................    20,000         595,600
SINA Corp. (Cayman Islands) (a).............................    50,000       1,891,500
Transaction Systems Architects Inc., Class A (a)............    30,000         694,200
WebEx Communications, Inc. (a)..............................    22,500         668,925
                                                                          ------------
                                                                             8,761,075
                                                                          ------------
IT CONSULTING & OTHER SERVICES  0.7%
Tyler Technologies, Inc. (a)................................    75,000         728,250
                                                                          ------------

LEISURE PRODUCTS  0.7%
MarineMax, Inc. (a).........................................    30,000         797,100
                                                                          ------------

MANAGED HEALTH CARE  0.5%
UnitedHealth Group, Inc. ...................................     9,000         579,960
                                                                          ------------

MARINE  0.7%
Overseas Shipholding Group, Inc. ...........................    20,000         730,000
                                                                          ------------

OIL & GAS EXPLORATION & PRODUCTION  3.5%
Comstock Resources, Inc. (a)................................    30,000         596,100
Houston Exploration Co. (a).................................    15,000         670,950
Patina Oil & Gas Corp. .....................................    50,000       1,312,500

See Notes to Financial Statements                                              9

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION (CONTINUED)
St. Mary Land & Exploration Co. ............................    17,500    $    585,025
Stone Energy Corp. (a)......................................    12,500         618,250
                                                                          ------------
                                                                             3,782,825
                                                                          ------------
OIL & GAS REFINING & MARKETING  1.2%
Energy Transfer Partners, LP................................    15,000         595,500
OMI Corp. (Marshall Island).................................    60,000         686,400
                                                                          ------------
                                                                             1,281,900
                                                                          ------------
PACKAGED FOODS  0.5%
Sanderson Farms, Inc. ......................................    15,000         550,950
                                                                          ------------

PERSONAL PRODUCTS  1.3%
Chattem, Inc. (a)...........................................    30,000         777,600
NBTY, Inc. (a)..............................................    17,500         650,650
                                                                          ------------
                                                                             1,428,250
                                                                          ------------
PHARMACEUTICALS  3.5%
Eon Labs, Inc. (a)..........................................    20,000       1,341,600
Onyx Pharmaceuticals, Inc. (a)..............................    15,000         606,900
Perrigo Co..................................................    60,000       1,203,000
Sepracor, Inc. (a)..........................................    12,500         601,250
                                                                          ------------
                                                                             3,752,750
                                                                          ------------
PROPERTY & CASUALTY  0.6%
Commerce Group, Inc. .......................................    12,500         600,000
                                                                          ------------

PUBLISHING  1.0%
Thomas Nelson, Inc. ........................................    40,000       1,088,800
                                                                          ------------

REINSURANCE  1.0%
Odyssey Re Holdings Corp. ..................................    40,000       1,080,000
                                                                          ------------

RESTAURANTS  1.0%
CEC Entertainment, Inc. (a).................................    15,000         520,500
Jack in the Box, Inc. (a)...................................    22,500         561,825
                                                                          ------------
                                                                             1,082,325
                                                                          ------------
SEMICONDUCTOR EQUIPMENT  0.6%
MEMC Electronic Materials, Inc. (a).........................    75,000         686,250
                                                                          ------------

SEMICONDUCTORS  3.5%
Conexant Systems, Inc. (a)..................................   100,000         616,000
Cypress Semiconductor Corp. (a).............................    30,000         614,100
Diodes, Inc. (a)............................................    30,000         654,300
Marvell Technology Group Ltd. (Bermuda) (a).................    12,500         563,125
Omnivision Technologies, Inc. (a)...........................    30,000         819,300
Vitesse Semiconductor Corp. (a).............................    75,000         531,750
                                                                          ------------
                                                                             3,798,575
                                                                          ------------
SOFT DRINKS  0.5%
Cott Corp. (Canada) (a).....................................    20,000         587,800
                                                                          ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
SPECIALTY CHEMICALS  0.5%
MacDermid, Inc. ............................................    15,000    $    527,850
                                                                          ------------

SPECIALTY STORES  2.5%
Hibbett Sporting Goods, Inc. (a)............................    45,000       1,716,300
Regis Corp. ................................................    12,500         555,500
Zale Corp. (a)..............................................     7,500         461,625
                                                                          ------------
                                                                             2,733,425
                                                                          ------------
STEEL  0.4%
Metal Management, Inc. (a)..................................    12,500         458,500
                                                                          ------------

SYSTEMS SOFTWARE  2.0%
Epicor Software Corp. (a)...................................    40,000         530,800
MTS Systems Corp. ..........................................    60,000       1,660,200
                                                                          ------------
                                                                             2,191,000
                                                                          ------------
THRIFTS & MORTGAGE FINANCE  3.2%
Capital Crossing Bank (a)...................................     5,000         369,200
Flagstar Bancorp, Inc. .....................................    20,000         513,000
Fremont General Corp. ......................................    40,000       1,224,000
IndyMac Bancorp, Inc. ......................................    17,500         635,075
R&G Financial Corp., Class B (Puerto Rico)..................    20,000         690,800
                                                                          ------------
                                                                             3,432,075
                                                                          ------------
TIRES & RUBBER  0.6%
Bandag, Inc. ...............................................    12,500         622,125
                                                                          ------------

WIRELESS TELECOMMUNICATION SERVICES  1.2%
NII Holdings, Inc., Class B (a).............................    37,500       1,313,625
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $95,112,236)...................................................    107,002,237

REPURCHASE AGREEMENT  2.8%
UBS Securities ($3,057,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.99%, dated
  03/31/04, to be sold on 04/01/04 at $3,057,084)
  (Cost $3,057,000)....................................................      3,057,000
                                                                          ------------

TOTAL INVESTMENTS  101.6%
  (Cost $98,169,236)...................................................    110,059,237
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.6%)..........................     (1,697,922)
                                                                          ------------

NET ASSETS  100.0%.....................................................   $108,361,315
                                                                          ------------

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements                                             11

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004

ASSETS:
Total Investments (Cost $98,169,236)........................  $110,059,237
Cash........................................................        24,715
Receivables:
  Investments Sold..........................................     3,043,826
  Fund Shares Sold..........................................       290,962
  Dividends.................................................        38,238
  Interest..................................................            84
Other.......................................................        19,520
                                                              ------------
    Total Assets............................................   113,476,582
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,562,657
  Fund Shares Repurchased...................................       250,628
  Distributor and Affiliates................................       124,434
  Investment Advisory Fee...................................        41,168
Accrued Expenses............................................        96,381
Trustees' Deferred Compensation and Retirement Plans........        39,999
                                                              ------------
    Total Liabilities.......................................     5,115,267
                                                              ------------
NET ASSETS..................................................  $108,361,315
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $144,610,327
Net Unrealized Appreciation.................................    11,890,001
Accumulated Net Investment Loss.............................       (37,684)
Accumulated Net Realized Loss...............................   (48,101,329)
                                                              ------------
NET ASSETS..................................................  $108,361,315
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $47,154,185 and 6,628,841 shares of
    beneficial interest issued and outstanding).............  $       7.11
    Maximum sales charge (5.75%* of offering price).........           .43
                                                              ------------
    Maximum offering price to public........................  $       7.54
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $42,869,847 and 6,172,011 shares of
    beneficial interest issued and outstanding).............  $       6.95
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,337,283 and 2,640,958 shares of
    beneficial interest issued and outstanding).............  $       6.94
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 12                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended March 31, 2004

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $766)........  $   210,214
Interest....................................................       42,260
                                                              -----------
    Total Income............................................      252,474
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      685,809
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $91,326, $337,618 and $154,179,
  respectively).............................................      583,123
Shareholder Services........................................      385,978
Custody.....................................................       24,596
Trustees' Fees and Related Expenses.........................       19,051
Legal.......................................................       18,384
Other.......................................................      171,713
                                                              -----------
    Total Expenses..........................................    1,888,654
    Investment Advisory Fee Reduction.......................      147,237
    Less Credits Earned on Cash Balances....................          950
                                                              -----------
    Net Expenses............................................    1,740,467
                                                              -----------
NET INVESTMENT LOSS.........................................  $(1,487,993)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $23,661,792
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    3,410,813
  End of the Period.........................................   11,890,001
                                                              -----------
Net Unrealized Appreciation During the Period...............    8,479,188
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $32,140,980
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $30,652,987
                                                              ===========

See Notes to Financial Statements                                             13

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               FOR THE           FOR THE
                                                              YEAR ENDED        YEAR ENDED
                                                            MARCH 31, 2004    MARCH 31, 2003
                                                            --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.......................................   $ (1,487,993)    $  (1,128,220)
Net Realized Gain/Loss....................................     23,661,792       (14,566,018)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................      8,479,188        (7,115,010)
                                                             ------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......     30,652,987       (22,809,248)
                                                             ------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................     51,683,159       121,921,544
Cost of Shares Repurchased................................    (30,137,864)     (133,472,449)
                                                             ------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........     21,545,295       (11,550,905)
                                                             ------------     -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.....................     52,198,282       (34,360,153)
NET ASSETS:
Beginning of the Period...................................     56,163,033        90,523,186
                                                             ------------     -------------
End of the Period (Including accumulated net investment
  loss of $37,684 and $24,974, respectively)..............   $108,361,315     $  56,163,033
                                                             ============     =============

 14                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           NOVEMBER 27, 2000
                                                                             (COMMENCEMENT
                                             YEAR ENDED MARCH 31,            OF INVESTMENT
CLASS A SHARES                         --------------------------------     OPERATIONS) TO
                                       2004 (a)    2003 (a)      2002       MARCH 31, 2001
                                       -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  4.73     $   6.32    $   7.40         $ 10.00
                                       -------     --------    --------         -------
  Net Investment Loss................     (.08)        (.06)       (.09)           (.04)
  Net Realized and Unrealized Gain/
    Loss.............................     2.46        (1.53)       (.99)          (2.56)
                                       -------     --------    --------         -------
Total from Investment Operations.....     2.38        (1.59)      (1.08)          (2.60)
                                       -------     --------    --------         -------
NET ASSET VALUE, END OF THE PERIOD...  $  7.11     $   4.73    $   6.32         $  7.40
                                       =======     ========    ========         =======

Total Return* (b)....................   50.53%      -25.16%     -14.59%         -26.00%**
Net Assets at End of the Period (In
  millions)..........................  $  47.2     $   23.7    $   41.4         $  43.0
Ratio of Expenses to Average Net
  Assets* (c)........................    1.60%        1.60%       1.60%           1.66%
Ratio of Net Investment Loss to
  Average Net Assets*................   (1.30%)      (1.20%)     (1.31%)         (1.06%)
Portfolio Turnover...................     332%         232%        358%            132%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets (c)......................    1.77%        1.79%       1.72%           1.96%
   Ratio of Net Investment Loss to
     Average Net Assets..............   (1.47%)      (1.39%)     (1.43%)         (1.36%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

See Notes to Financial Statements                                             15

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           NOVEMBER 27, 2000
                                                                             (COMMENCEMENT
                                             YEAR ENDED MARCH 31,            OF INVESTMENT
CLASS B SHARES                         --------------------------------     OPERATIONS) TO
                                       2004 (a)    2003 (a)      2002       MARCH 31, 2001
                                       -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  4.65     $   6.26    $   7.38         $ 10.00
                                       -------     --------    --------         -------
  Net Investment Loss................     (.13)        (.10)       (.12)           (.04)
  Net Realized and Unrealized Gain/
    Loss.............................     2.43        (1.51)      (1.00)          (2.58)
                                       -------     --------    --------         -------
Total from Investment Operations.....     2.30        (1.61)      (1.12)          (2.62)
                                       -------     --------    --------         -------
NET ASSET VALUE, END OF THE PERIOD...  $  6.95     $   4.65    $   6.26         $  7.38
                                       =======     ========    ========         =======

Total Return* (b)....................   49.46%      -25.60%     -15.31%         -26.20%**
Net Assets at End of the Period (In
  millions)..........................  $  42.9     $   21.8    $   31.8         $  28.3
Ratio of Expenses to Average Net
  Assets* (c)........................    2.35%        2.35%       2.35%           2.41%
Ratio of Net Investment Loss to
  Average Net Assets*................   (2.06%)      (1.95%)     (2.06%)         (1.85%)
Portfolio Turnover...................     332%         232%        358%            132%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets (c)......................    2.52%        2.54%       2.47%           2.71%
   Ratio of Net Investment Loss to
     Average Net Assets..............   (2.23%)      (2.14%)     (2.18%)         (2.15%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

 16                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           NOVEMBER 27, 2000
                                                                             (COMMENCEMENT
                                             YEAR ENDED MARCH 31,            OF INVESTMENT
CLASS C SHARES                         --------------------------------     OPERATIONS) TO
                                       2004 (a)    2003 (a)      2002       MARCH 31, 2001
                                       -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  4.65     $   6.25    $   7.38         $ 10.00
                                       -------     --------    --------         -------
  Net Investment Loss................     (.13)        (.10)       (.13)           (.04)
  Net Realized and Unrealized Gain/
    Loss.............................     2.42        (1.50)      (1.00)          (2.58)
                                       -------     --------    --------         -------
Total from Investment Operations.....     2.29        (1.60)      (1.13)          (2.62)
                                       -------     --------    --------         -------
NET ASSET VALUE, END OF THE PERIOD...  $  6.94     $   4.65    $   6.25         $  7.38
                                       =======     ========    ========         =======

Total Return * (b)...................   49.46%      -25.60%     -15.31%         -26.20%**
Net Assets at End of the Period (In
  millions)..........................  $  18.3     $   10.7    $   17.3         $  17.8
Ratio of Expenses to Average Net
  Assets * (c).......................    2.35%        2.35%       2.35%           2.41%
Ratio of Net Investment Loss to
  Average Net Assets *...............   (2.06%)      (1.95%)     (2.06%)         (1.85%)
Portfolio Turnover...................     332%         232%        358%            132%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets (c)......................    2.52%        2.54%       2.47%           2.71%
   Ratio of Net Investment Loss to
     Average Net Assets..............   (2.23%)      (2.14%)     (2.18%)         (2.15%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

See Notes to Financial Statements                                             17

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware statutory trust which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $47,831,409, which will expire between March 31, 2010 and March 31, 2011.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $98,439,156
                                                              ===========
Gross tax unrealized appreciation...........................  $13,760,175
Gross tax unrealized depreciation...........................   (2,140,094)
                                                              -----------
Net tax unrealized appreciation on investments..............  $11,620,081
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distribution from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a net operating loss totaling $1,473,941 and the recognition of certain expenses that are not deductible for tax purposes totaling $1,201 has been reclassified from accumulated net investment loss to capital. Additionally, a permanent difference relating to the Fund's investment in other regulated investment companies totaling $141 has been reclassified from accumulated net investment loss to accumulated net realized loss.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended March 31, 2004, the Fund's custody fee was reduced by $950 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .80%
Next $500 million...........................................     .75%
Over $1 billion.............................................     .70%

    For the year ended March 31, 2004, the Adviser waived approximately $147,200 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.60% of Class A

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

average net assets, 2.35% of Class B average net assets, and 2.35% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

    For the year ended March 31, 2004, the Fund recognized expenses of approximately $2,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $30,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $307,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $17,935 are included in "Other" assets on the Statements of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of Van Kampen, totaling $15,258.

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $66,206,483, $52,811,881 and $25,591,963 for Classes A, B, and C, respectively. For the year ended March 31, 2004, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   4,668,487    $ 28,870,242
  Class B...................................................   2,561,967      15,830,299
  Class C...................................................   1,112,453       6,982,618
                                                              ----------    ------------
Total Sales.................................................   8,342,907    $ 51,683,159
                                                              ==========    ============
Repurchases:
  Class A...................................................  (3,049,419)   $(18,592,797)
  Class B...................................................  (1,072,840)     (6,706,282)
  Class C...................................................    (771,680)     (4,838,785)
                                                              ----------    ------------
Total Repurchases...........................................  (4,893,939)   $(30,137,864)
                                                              ==========    ============

    At March 31, 2003, capital aggregated $56,570,956, $44,271,459 and
$23,697,759 for Classes A, B and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   21,707,869    $ 112,488,220
  Class B...................................................    1,169,321        6,246,659
  Class C...................................................      611,349        3,186,665
                                                              -----------    -------------
Total Sales.................................................   23,488,539    $ 121,921,544
                                                              ===========    =============
Repurchases:
  Class A...................................................  (23,258,043)   $(120,020,985)
  Class B...................................................   (1,566,797)      (7,936,148)
  Class C...................................................   (1,077,766)      (5,515,316)
                                                              -----------    -------------
Total Repurchases...........................................  (25,902,606)   $(133,472,449)
                                                              ===========    =============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2004 and 2003, 17,920 and 0 Class B Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended March 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $41,500 and CDSC on redeemed shares of approximately $82,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $292,380,574 and $271,762,445, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets, 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,166,000 and $38,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the year ended March 31, 2004, are payments retained by Van Kampen of approximately $292,200 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $19,900.

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN SMALL CAP GROWTH FUND

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of Van Kampen Small Cap Growth Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Small Cap Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 27, 2000 (commencement of operations) to March 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Small Cap Growth Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 27, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
May 5, 2004

VAN KAMPEN SMALL CAP GROWTH FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN SMALL CAP GROWTH FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                   POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS               HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE                FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)                 Trustee      Trustee     Chairman and Chief             88       Trustee/Director/Managing
Blistex Inc.                                    since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                            Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                         health care products
                                                            manufacturer. Former
                                                            Director of the World
                                                            Presidents
                                                            Organization-Chicago
                                                            Chapter. Director of the
                                                            Heartland Alliance, a
                                                            nonprofit organization
                                                            serving human needs based
                                                            in Chicago.

J. Miles Branagan (71)             Trustee      Trustee     Private investor.              86       Trustee/Director/Managing
1632 Morning Mountain Road                      since 2000  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                           August 1996, Chairman,                  in the Fund Complex.
                                                            Chief Executive Officer
                                                            and President, MDT
                                                            Corporation (now known as
                                                            Getinge/Castle, Inc., a
                                                            subsidiary of Getinge
                                                            Industrier AB), a company
                                                            which develops,
                                                            manufactures, markets and
                                                            services medical and
                                                            scientific equipment.

VAN KAMPEN SMALL CAP GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                   POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS               HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE                FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)               Trustee      Trustee     Prior to January 1999,         86       Trustee/Director/Managing
33971 Selva Road                                since 2000  Chairman and Chief                      General Partner of funds
Suite 130                                                   Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                        Allstate Corporation                    Director of Amgen Inc., a
                                                            ("Allstate") and Allstate               biotechnological company,
                                                            Insurance Company. Prior                and Director of Valero
                                                            to January 1995,                        Energy Corporation, an
                                                            President and Chief                     independent refining
                                                            Executive Officer of                    company.
                                                            Allstate. Prior to August
                                                            1994, various management
                                                            positions at Allstate.

VAN KAMPEN SMALL CAP GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                   POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS               HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE                FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (63)                  Trustee      Trustee     President of CAC, llc., a      88       Trustee/Director/Managing
CAC, llc.                                       since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                                  capital investment and                  in the Fund Complex.
Suite 980                                                   management advisory                     Director of Stericycle,
San Diego, CA 92122-6223                                    services. Prior to July                 Inc., Ventana Medical
                                                            2000, Managing Partner of               Systems, Inc., GATX
                                                            Equity Group Corporate                  Corporation and Trustee
                                                            Investment (EGI), a                     of The Scripps Research
                                                            company that makes                      Institute and the
                                                            private investments in                  University of Chicago
                                                            other companies.                        Hospitals and Health
                                                                                                    Systems. Prior to April
                                                                                                    2004, Director of
                                                                                                    TheraSense, Inc. Prior to
                                                                                                    January 2004, Director of
                                                                                                    TeleTech Holdings Inc.
                                                                                                    and Arris Group, Inc.
                                                                                                    Prior to May 2002,
                                                                                                    Director of Peregrine
                                                                                                    Systems Inc. Prior to
                                                                                                    February 2001, Vice
                                                                                                    Chairman and Director of
                                                                                                    Anixter International,
                                                                                                    Inc. and IMC Global Inc.
                                                                                                    Prior to July 2000,
                                                                                                    Director of Allied Riser
                                                                                                    Communications Corp.,
                                                                                                    Matria Healthcare Inc.,
                                                                                                    Transmedia Networks,
                                                                                                    Inc., CNA Surety, Corp.
                                                                                                    and Grupo Azcarero Mexico
                                                                                                    (GAM).

VAN KAMPEN SMALL CAP GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                   POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS               HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE                FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Linda Hutton Heagy (55)            Trustee      Trustee     Managing Partner of            86       Trustee/Director/Managing
Heidrick & Struggles                            since 2000  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                      executive search firm.                  in the Fund Complex.
Suite 7000                                                  Trustee on the University
Chicago, IL 60606                                           of Chicago Hospitals
                                                            Board, Vice Chair of the
                                                            Board of the YMCA of
                                                            Metropolitan Chicago and
                                                            a member of the Women's
                                                            Board of the University
                                                            of Chicago. Prior to
                                                            1997, Partner of Ray &
                                                            Berndtson, Inc., an
                                                            executive recruiting
                                                            firm. Prior to 1996,
                                                            Trustee of The
                                                            International House
                                                            Board, a fellowship and
                                                            housing organization for
                                                            international graduate
                                                            students. Prior to 1995,
                                                            Executive Vice President
                                                            of ABN AMRO, N.A., a bank
                                                            holding company. Prior to
                                                            1992, Executive Vice
                                                            President of La Salle
                                                            National Bank.

R. Craig Kennedy (52)              Trustee      Trustee     Director and President of      86       Trustee/Director/Managing
11 DuPont Circle, N.W.                          since 2000  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                      of the United States, an                in the Fund Complex.
                                                            independent U.S.
                                                            foundation created to
                                                            deepen understanding,
                                                            promote collaboration and
                                                            stimulate exchanges of
                                                            practical experience
                                                            between Americans and
                                                            Europeans. Formerly,
                                                            advisor to the Dennis
                                                            Trading Group Inc., a
                                                            managed futures and
                                                            option company that
                                                            invests money for
                                                            individuals and
                                                            institutions. Prior to
                                                            1992, President and Chief
                                                            Executive Officer,
                                                            Director and member of
                                                            the Investment Committee
                                                            of the Joyce Foundation,
                                                            a private foundation.

Howard J Kerr (68)                 Trustee      Trustee     Prior to 1998, President       88       Trustee/Director/Managing
736 North Western Avenue                        since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                                Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                       Corporation, Inc., an                   Director of the Lake
                                                            investment holding                      Forest Bank & Trust.
                                                            company. Director of the
                                                            Marrow Foundation.

VAN KAMPEN SMALL CAP GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                   POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS               HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE                FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)                Trustee      Trustee     President of Nelson            86       Trustee/Director/Managing
423 Country Club Drive                          since 2000  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                       Services, Inc., a                       in the Fund Complex.
                                                            financial planning
                                                            company and registered
                                                            investment adviser in the
                                                            State of Florida.
                                                            President of Nelson Ivest
                                                            Brokerage Services Inc.,
                                                            a member of the NASD,
                                                            Securities Investors
                                                            Protection Corp. and the
                                                            Municipal Securities
                                                            Rulemaking Board.
                                                            President of Nelson Sales
                                                            and Services Corporation,
                                                            a marketing and services
                                                            company to support
                                                            affiliated companies.

Hugo F. Sonnenschein (63)          Trustee      Trustee     President Emeritus and         88       Trustee/Director/Managing
1126 E. 59th Street                             since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                           University of Chicago and               in the Fund Complex.
                                                            the Adam Smith                          Director of Winston
                                                            Distinguished Service                   Laboratories, Inc.
                                                            Professor in the
                                                            Department of Economics
                                                            at the University of
                                                            Chicago. Prior to July
                                                            2000, President of the
                                                            University of Chicago.
                                                            Trustee of the University
                                                            of Rochester and a member
                                                            of its investment
                                                            committee. Member of the
                                                            National Academy of
                                                            Sciences, the American
                                                            Philosophical Society and
                                                            a fellow of the American
                                                            Academy of Arts and
                                                            Sciences.

Suzanne H. Woolsey, P.H.D. (62)    Trustee      Trustee     Previously Chief               86       Trustee/Director/Managing
6808 Florida Street                             since 2000  Communications Officer of               General Partner of funds
Chevy Chase, MD 20815                                       the National Academy of                 in the Fund Complex.
                                                            Sciences/National                       Director of Fluor Corp.,
                                                            Research Council, an                    an engineering,
                                                            independent, federally                  procurement and
                                                            chartered policy                        construction
                                                            institution, from 2001 to               organization, since
                                                            November 2003 and Chief                 January 2004 and Director
                                                            Operating Officer from                  of Neurogen Corporation,
                                                            1993 to 2001. Director of               a pharmaceutical company,
                                                            the Institute for Defense               since January 1998.
                                                            Analyses, a federally
                                                            funded research and
                                                            development center,
                                                            Director of the German
                                                            Marshall Fund of the
                                                            United States, Director
                                                            of the Rocky Mountain
                                                            Institute and Trustee of
                                                            Colorado College. Prior
                                                            to 1993, Executive
                                                            Director of the
                                                            Commission on Behavioral
                                                            and Social Sciences and
                                                            Education at the National
                                                            Academy of
                                                            Sciences/National
                                                            Research Council. From
                                                            1980 through 1989,
                                                            Partner of Coopers &
                                                            Lybrand.

VAN KAMPEN SMALL CAP GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                   POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS               HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE                 FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)            Trustee,     Trustee     President and Chief            86       Trustee/Director/Managing
1221 Avenue of the Americas        President    since       Executive Officer of                    General Partner of funds
New York, NY 10020                 and Chief    2000;       funds in the Fund                       in the Fund Complex.
                                   Executive    President   Complex. Chairman,
                                   Officer      and Chief   President, Chief
                                                Executive   Executive Officer and
                                                Officer     Director of the Adviser
                                                since 2002  and Van Kampen Advisors
                                                            Inc. since December 2002.
                                                            Chairman, President and
                                                            Chief Executive Officer
                                                            of Van Kampen Investments
                                                            since December 2002.
                                                            Director of Van Kampen
                                                            Investments since
                                                            December 1999. Chairman
                                                            and Director of Van
                                                            Kampen Funds Inc. since
                                                            December 2002. President,
                                                            Director and Chief
                                                            Operating Officer of
                                                            Morgan Stanley Investment
                                                            Management since December
                                                            1998. President and
                                                            Director since April 1997
                                                            and Chief Executive
                                                            Officer since June 1998
                                                            of Morgan Stanley
                                                            Investment Advisors Inc.
                                                            and Morgan Stanley
                                                            Services Company Inc.
                                                            Chairman, Chief Executive
                                                            Officer and Director of
                                                            Morgan Stanley
                                                            Distributors Inc. since
                                                            June 1998. Chairman since
                                                            June 1998, and Director
                                                            since January 1998 of
                                                            Morgan Stanley Trust.
                                                            Director of various
                                                            Morgan Stanley
                                                            subsidiaries. President
                                                            of the Morgan Stanley
                                                            Funds since May 1999.
                                                            Previously Chief
                                                            Executive Officer of Van
                                                            Kampen Funds Inc. from
                                                            December 2002 to July
                                                            2003, Chief Strategic
                                                            Officer of Morgan Stanley
                                                            Investment Advisors Inc.
                                                            and Morgan Stanley
                                                            Services Company Inc. and
                                                            Executive Vice President
                                                            of Morgan Stanley
                                                            Distributors Inc. from
                                                            April 1997 to June 1998.
                                                            Chief Executive Officer
                                                            from September 2002 to
                                                            April 2003 and Vice
                                                            President from May 1997
                                                            to April 1999 of the
                                                            Morgan Stanley Funds.

VAN KAMPEN SMALL CAP GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                   POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS               HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE                 FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)       Trustee      Trustee     Advisory Director of           88       Trustee/Director/Managing
1 Parkview Plaza                                since 2000  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                               December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                                  Director, President,
                                                            Chief Executive Officer
                                                            and Managing Director of
                                                            Van Kampen Investments
                                                            and its investment
                                                            advisory, distribution
                                                            and other subsidiaries.
                                                            Prior to December 2002,
                                                            President and Chief
                                                            Executive Officer of
                                                            funds in the Fund
                                                            Complex. Prior to May
                                                            1998, Executive Vice
                                                            President and Director of
                                                            Marketing at Morgan
                                                            Stanley and Director of
                                                            Dean Witter, Discover &
                                                            Co. and Dean Witter
                                                            Realty. Prior to 1996,
                                                            Director of Dean Witter
                                                            Reynolds Inc.

Wayne W. Whalen* (64)              Trustee      Trustee     Partner in the law firm        88       Trustee/Director/Managing
333 West Wacker Drive                           since 2000  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                           Meagher & Flom LLP, legal               in the Fund Complex.
                                                            counsel to funds in the
                                                            Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN SMALL CAP GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                         TERM OF
                                                       OFFICE AND
                                      POSITION(S)       LENGTH OF
NAME, AGE AND                          HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                        FUND           SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (63)               Vice President      Officer      Chairman of Morgan Stanley Investment Management's Global
2800 Post Oak Blvd.                                    since 2000   Research Steering Committee. Vice President of funds in the
45th Floor                                                          Fund Complex. Prior to March 2004, Managing Director of
Houston, TX 77056                                                   Global Research Investment Management. Prior to December
                                                                    2002, Chief Investment Officer of Van Kampen Investments and
                                                                    President and Chief Operations Officer of the Adviser and
                                                                    Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                                    President and Chief Investment Officer of funds in the Fund
                                                                    Complex. Prior to May 2001, Managing Director and Chief
                                                                    Investment Officer of Van Kampen Investments, and Managing
                                                                    Director and President of the Adviser and Van Kampen
                                                                    Advisors Inc. Prior to December 2000, Executive Vice
                                                                    President and Chief Investment Officer of Van Kampen
                                                                    Investments, and President and Chief Operating Officer of
                                                                    the Adviser. Prior to April 2000, Executive Vice President
                                                                    and Chief Investment Officer for Equity Investments of the
                                                                    Adviser. Prior to October 1998, Vice President and Senior
                                                                    Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                                    February 1998, Senior Vice President and Portfolio Manager
                                                                    of Van Kampen American Capital Asset Management, Inc., Van
                                                                    Kampen American Capital Investment Advisory Corp. and Van
                                                                    Kampen American Capital Management, Inc.

Stefanie V. Chang (37)             Vice President      Officer      Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                            since 2003   Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)           Executive Vice      Officer      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas        President and       since 2002   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                 Chief Investment                 Management Inc. and Morgan Stanley Investments LP and
                                   Officer                          Director of Morgan Stanley Trust for over 5 years. Executive
                                                                    Vice President and Chief Investment Officer of funds in the
                                                                    Fund Complex. Managing Director and Chief Investment Officer
                                                                    of Van Kampen Investments, the Adviser and Van Kampen
                                                                    Advisors Inc. since December 2002.

VAN KAMPEN SMALL CAP GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                         TERM OF
                                                       OFFICE AND
                                      POSITION(S)       LENGTH OF
NAME, AGE AND                          HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                        FUND           SERVED     DURING PAST 5 YEARS

John R. Reynoldson (50)            Vice President      Officer      Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                       since 2000   and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                       Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                          the Fixed Income Department of the Adviser and Van Kampen
                                                                    Advisors Inc. Prior to December 2000, Senior Vice President
                                                                    of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                                    2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                                    President of the government securities bond group for Asset
                                                                    Management.

Ronald E. Robison (65)             Executive Vice      Officer      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas        President and       since 2003   Executive Vice President and Principal Executive Officer of
New York, NY 10020                 Principal                        funds in the Fund Complex. Chief Global Operations Officer
                                   Executive Officer                and Managing Director of Morgan Stanley Investment
                                                                    Management Inc. Managing Director of Morgan Stanley.
                                                                    Managing Director and Director of Morgan Stanley Investment
                                                                    Advisors Inc., Morgan Stanley Services Company Inc. and
                                                                    Morgan Stanley Distributors Inc. Chief Executive Officer and
                                                                    Director of Morgan Stanley Trust. Vice President of the
                                                                    Morgan Stanley Funds.

A. Thomas Smith III (47)           Vice President and  Officer      Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas        Secretary           since 2000   Director of Van Kampen Investments, Director of the Adviser,
New York, NY 10020                                                  Van Kampen Advisors Inc., the Distributor, Investor Services
                                                                    and certain other subsidiaries of Van Kampen Investments.
                                                                    Managing Director and General Counsel-Mutual Funds of Morgan
                                                                    Stanley Investment Advisors, Inc. Vice President and
                                                                    Secretary of funds in the Fund Complex. Prior to July 2001,
                                                                    Managing Director, General Counsel, Secretary and Director
                                                                    of Van Kampen Investments, the Adviser, the Distributor,
                                                                    Investor Services, and certain other subsidiaries of Van
                                                                    Kampen Investments. Prior to December 2000, Executive Vice
                                                                    President, General Counsel, Secretary and Director of Van
                                                                    Kampen Investments, the Adviser, Van Kampen Advisors Inc.,
                                                                    the Distributor, Investor Services and certain other
                                                                    subsidiaries of Van Kampen Investments. Prior to January
                                                                    1999, Vice President and Associate General Counsel to New
                                                                    York Life Insurance Company ("New York Life"), and prior to
                                                                    March 1997, Associate General Counsel of New York Life.
                                                                    Prior to December 1993, Assistant General Counsel of The
                                                                    Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                                    Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                                    Attorney at the Securities and Exchange Commission, Division
                                                                    of Investment Management, Office of Chief Counsel.

VAN KAMPEN SMALL CAP GROWTH FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                         TERM OF
                                                       OFFICE AND
                                      POSITION(S)       LENGTH OF
NAME, AGE AND                          HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                        FUND           SERVED     DURING PAST 5 YEARS

John L. Sullivan (48)              Vice President,     Officer      Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza                   Chief Financial     since 2000   the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                      Officer and                      subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181         Treasurer                        Chief Financial Officer and Treasurer of funds in the Fund
                                                                    Complex. Head of Fund Accounting for Morgan Stanley
                                                                    Investment Management. Prior to December 2002, Executive
                                                                    Director of Van Kampen Investments, the Adviser and Van
                                                                    Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 147, 247, 347
                                                 SCG ANR 5/04 RN04-00861P-Y03/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Value Opportunities Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the S&P 500/Barra Value Index and the S&P 500 Stock Index from 6/30/01 (first month-end after inception) through 3/31/04. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                   VAN KAMPEN VALUE
                                                  OPPORTUNITIES FUND             S&P 500 INDEX         S&P 500/ BARRA VALUE INDEX
                                                  ------------------             -------------         --------------------------
6/01                                                    9425.00                    10000.00                    10000.00
                                                        7978.00                     8532.78                     8379.57
12/01                                                   8808.00                     9444.50                     9046.95
                                                        9386.00                     9470.54                     9166.83
                                                        8155.00                     8202.46                     8191.01
                                                        6485.00                     6786.22                     6515.28
12/02                                                   7361.00                     7357.99                     7160.32
                                                        7031.00                     7126.27                     6765.91
                                                        8501.00                     8222.69                     8040.53
                                                        9038.00                     8440.28                     8244.88
12/03                                                  10085.00                     9467.32                     9436.63
3/04                                                   10426.00                     9627.57                     9752.43

Source for index data: Lipper Inc.

                              A SHARES               B SHARES                C SHARES
                            since 6/25/01          since 6/25/01          since 6/25/01
-------------------------------------------------------------------------------------------
                                      W/MAX.                 W/MAX.                 W/MAX.
                                      5.75%                  5.00%                   1.00%
AVERAGE ANNUAL           W/O SALES    SALES     W/O SALES    SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception            4.32%       2.11%      3.55%       2.52%      3.55%       3.55%

1-year                    48.29       39.67      47.37       42.37      47.37       46.37
-------------------------------------------------------------------------------------------

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains.

The S&P 500/Barra Value Index is generally representative of the U.S. market for value stocks. The S&P 500 Stock Index is generally representative of the U.S. stock market. These indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen Value Opportunities Fund is managed by the adviser's Multi-Cap Value team.(1) Current members include B. Robert Baker, Jr., Managing Director; Jason
S. Leder, Executive Director; and Kevin C. Holt, Executive Director.

MARKET CONDITIONS

Overall a strong period for stocks, the market during the past 12 months reflected improving economic conditions, a turnaround in corporate earnings, increased capital spending, and more-optimistic investor sentiment.

During the period, evidence supporting a strong economic recovery began to mount. A major factor underlying these assumptions was the Federal Reserve Board's willingness to keep short-term interest rates at historically low levels. These low rates made it easier for consumers to borrow and for companies to invest in their businesses. As the year went on, inflation--always one of the Fed's main concerns--remained under control.

However, in January, Fed chairman Alan Greenspan implied that interest rates may rise. Investors began to anticipate a slowing economy, which led to short-term volatility in the market. The Madrid railway bombing and escalating troubles in the Middle East reignited geopolitical concerns, which also slowed the market's pace in the closing weeks of the reporting period.

Against this backdrop, the market's more-cyclical segments--those industries whose businesses are strongly tied to the economy--performed best. Notably, technology, materials, and industrials stocks enjoyed the strongest gains during the 12 months, driven by accelerating demand for their goods and services. Additionally, value-style stocks outperformed the market average, providing a tailwind for the fund's style of investing.

We focus our efforts on looking for companies whose business fundamentals are, we believe, attractive relative to their valuation. As bottom-up investors, we are concerned with company fundamentals and valuations.

PERFORMANCE ANALYSIS

The fund returned 48.29 percent (Class A shares unadjusted for sales charge) for the 12-month period ended March 31, 2004. The fund's strong performance outpaced that of its benchmark indexes, the S&P Barra Value Index and the S&P 500 Index, which rose 44.14 percent and 35.10 percent, respectively, for the same period.

Our search for undervalued stocks often leads us to invest in companies that are "unloved" or underappreciated by the market or the media. These stocks may have short-term problems or negative news, and may experience dramatic dips

(1)Team members may change at any time without notice.
 2
along the way. We strive to be ahead of the curve when it comes to identifying opportunities. Applying this approach with our bottom-up stock-selection process, the fund emphasized materials, health care (pharmaceuticals, primarily), energy, and telecommunications stocks.

The fund's materials stocks serve as a good example of our contrarian discipline. Our search for low-valued stocks led us to favor forest- and paper-product companies Louisiana-Pacific and Georgia-Pacific; chemical companies such as Dow; mining operations such as Phelps Dodge, Newmont Mining, and Freeport McMoRan; and steel producers Alcoa and U.S. Steel. In 2002, these stocks were available at cheap prices when a slumping economy had depressed their earnings. As economic recovery began to take shape in 2003, these stocks benefited, and their rising stock prices drove us to trim those stocks near or at our price targets. In fact, materials stocks were strong contributors to the fund's performance during the period, particularly Louisiana-Pacific and Georgia-Pacific. We sold Louisiana-Pacific as it reached its fair valuation, but the fund continued to hold Georgia-Pacific.

The fund's pharmaceutical exposure is another area in which we patiently continued to hold beaten-down stocks. The fund's largest pharmaceutical holdings include industry giants Bristol-Myers Squibb and GlaxoSmithKline. Proposed legislation surrounding drug re-importation has contributed to negative sentiment about large-cap pharmaceutical companies, which in turn sent drug company stocks tumbling. However, we continued to hold these names. In our view, some of these drug manufacturers have been overly discounted by the market, their stocks are available at attractive valuations, and they offer compelling risk-reward characteristics. These companies have excellent research-and-development capabilities and, though they may take time to bear fruit, we believe the potential upside is worth the wait.

Within energy, we favored cheaper oil-service companies, such as Halliburton and Schlumberger. Demand intensified with heightened economic activity, while supply remained somewhat tight due to increasing worldwide depletion and production issues in Africa and South America. This kept the commodity price of oil high

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDING MARCH 31, 2004

---------------------------------------------------------------
                                     S&P BARRA    S&P 500
      CLASS A   CLASS B   CLASS C   VALUE INDEX    INDEX

      48.29%    47.37%    47.37%      44.14%      35.10%
---------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

for longer than expected, and industry fundamentals (such as day rates, rig counts, and drilling) improved in response to the high oil prices. Halliburton and Schlumberger both benefited from these trends. We continued to hold these stocks in the fund because we believed the stocks did not yet fully reflect high oil prices. Additionally, Halliburton still has asbestos-liability risk priced into the stock. Once this risk is removed (the company has already agreed on a preliminary settlement), we see potential for the stock to rally further.

The fund also included a sizable stake in telecommunications stocks, a stake which increased over the course of the period. We found attractive valuations in Sprint FON Group, Verizon Communications, and SBC Communications. We believe that certain telecoms could benefit from economic recovery and consolidation trends. Sprint, one of the fund's top-performing stocks during the period, has a new CEO, Gary Foresee, who has reduced debt, trimmed costs, and moved from a product to a consumer focus.

Although the fund's return was strong for the period, a handful of stocks did detract from performance. As a group, the fund's health-care stocks were a disappointment. In November, Merck discontinued FDA Phase III clinical trials on a diabetes drug and a depression drug, which sent its shares tumbling. Schering-Plough suffered when its competitor, Roche, took market share in hepatitis treatments, a significant product area for Schering. We subsequently sold both Merck and Schering from the portfolio.

While we do not know for certain what the economy or the stock market will do, we will continue to follow our value-based investing strategy to select companies whose fundamentals we believe appear undervalued.

There is no guarantee that the securities mentioned will continue to perform well or be held by the fund in the future.

TOP 10 HOLDINGS AS OF 3/31/04               TOP 10 INDUSTRIES AS OF 3/31/04
Sprint Corp FON Group          4.5%         Integrated Telecommunications 12.0%
Verizon Communications, Inc    4.1          Pharmaceuticals                9.5
Halliburton Co                 3.6          Oil & Gas Equipment & Services 7.1
Schlumberger Ltd               3.5          Paper Products                 4.5
SBC Communications, Inc        3.4          Thrifts & Mortgage Finance     4.1
GlaxoSmithKline PLC            3.3          Oil & Gas Drilling             3.8
Freddie Mac                    3.1          Restaurants                    3.3
Smurfit-Stone Container Corp   2.8          Electric Utilities             3.1
International Paper Co         2.6          Broadcasting & Cable TV        2.9
Bristol-Myers Squibb Co        2.5          Paper Packaging                2.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004

DESCRIPTION                                                   SHARES       VALUE
-----------------------------------------------------------------------------------
COMMON STOCKS  85.2%
ADVERTISING  0.9%
Interpublic Group Cos., Inc. (a)............................   57,900   $   890,502
                                                                        -----------

APPAREL & ACCESSORIES  1.1%
Jones Apparel Group, Inc. ..................................   28,100     1,015,815
                                                                        -----------

APPAREL RETAIL  1.1%
Too, Inc. (a)...............................................   48,500     1,016,075
                                                                        -----------

AUTO PARTS & EQUIPMENT  1.7%
Delphi Automotive Systems Corp. ............................   82,200       818,712
Visteon Corp. ..............................................   77,800       744,546
                                                                        -----------
                                                                          1,563,258
                                                                        -----------
BROADCASTING & CABLE TV  2.5%
Clear Channel Communications, Inc. .........................   29,600     1,253,560
Liberty Media Corp., Class A (a)............................   97,300     1,065,435
                                                                        -----------
                                                                          2,318,995
                                                                        -----------
COMMUNICATIONS EQUIPMENT  0.3%
Ericsson, Class B--ADR (Sweden) (a).........................    4,461       123,793
Nokia Corp.--ADR (Finland)..................................    8,750       177,450
                                                                        -----------
                                                                            301,243
                                                                        -----------
COMPUTER HARDWARE  0.3%
Hewlett-Packard Co. ........................................   11,603       265,013
                                                                        -----------

DATA PROCESSING & OUTSOURCING SERVICES  0.5%
SunGard Data Systems, Inc. (a)..............................   16,500       452,100
                                                                        -----------

DIVERSIFIED BANKS  1.9%
Bank of America Corp. ......................................   12,000       971,760
Wells Fargo & Co. ..........................................   14,000       793,380
                                                                        -----------
                                                                          1,765,140
                                                                        -----------
DIVERSIFIED CHEMICALS  2.2%
Dow Chemical Co. ...........................................   32,550     1,311,114
Du Pont (E.I.) de Nemours & Co. ............................   18,300       772,626
                                                                        -----------
                                                                          2,083,740
                                                                        -----------
ELECTRIC UTILITIES  2.7%
Centerpoint Energy, Inc. ...................................   47,600       544,068
FirstEnergy Corp. ..........................................   21,700       848,036
TXU Corp. ..................................................   39,530     1,132,930
                                                                        -----------
                                                                          2,525,034
                                                                        -----------
ELECTRONIC MANUFACTURING SERVICES  1.2%
Flextronics International Ltd. (Singapore) (a)..............   14,700       253,134
Jabil Circuit, Inc. (a).....................................    1,910        56,211
Kemet Corp. (a).............................................   59,120       847,781
                                                                        -----------
                                                                          1,157,126
                                                                        -----------
FOOD RETAIL  0.8%
Kroger Co. (a)..............................................   46,320       770,765
                                                                        -----------

 6                                             See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

DESCRIPTION                                                   SHARES       VALUE
-----------------------------------------------------------------------------------
HEALTH CARE DISTRIBUTORS  0.8%
AmerisourceBergen Corp. ....................................   14,500   $   792,860
                                                                        -----------

HEALTH CARE EQUIPMENT  0.9%
Applera Corp.--Applied Biosystems Group.....................   42,900       848,562
                                                                        -----------

HEALTH CARE FACILITIES  1.0%
Triad Hospitals, Inc. (a)...................................   30,900       952,338
                                                                        -----------

HOTELS  1.1%
Royal Caribbean Cruises Ltd. ...............................   22,900     1,009,890
                                                                        -----------

HOUSEHOLD PRODUCTS  1.8%
Kimberly-Clark Corp. .......................................   27,300     1,722,630
                                                                        -----------

INDUSTRIAL MACHINERY  0.8%
Cognex Corp. ...............................................   22,310       741,807
                                                                        -----------

INTEGRATED OIL & GAS  2.1%
Petroleo Brasileiro, SA--ADR (Brazil).......................   32,800     1,098,800
Total Fina Elf SA--ADR (France).............................    9,200       846,400
                                                                        -----------
                                                                          1,945,200
                                                                        -----------
INTEGRATED TELECOMMUNICATION SERVICES  10.2%
SBC Communications, Inc. ...................................  110,600     2,714,124
Sprint Corp.-FON Group......................................  198,330     3,655,222
Verizon Communications, Inc. ...............................   89,700     3,277,638
                                                                        -----------
                                                                          9,646,984
                                                                        -----------
IT CONSULTING & OTHER SERVICES  1.1%
Affiliated Computer Services, Inc., Class A (a).............   19,400     1,006,860
                                                                        -----------

LIFE & HEALTH INSURANCE  1.5%
Metlife, Inc. ..............................................   15,500       553,040
Torchmark Corp. ............................................   15,300       822,987
                                                                        -----------
                                                                          1,376,027
                                                                        -----------
MANAGED HEALTH CARE  1.9%
Aetna, Inc. ................................................    9,400       843,368
Cigna Corp. ................................................   16,000       944,320
                                                                        -----------
                                                                          1,787,688
                                                                        -----------
MOVIES & ENTERTAINMENT  1.3%
Walt Disney Co. ............................................   47,890     1,196,771
                                                                        -----------

MULTI-LINE INSURANCE  2.3%
Assurant, Inc. (a)..........................................   54,600     1,373,190
Nationwide Financial Services, Inc. ........................   21,800       785,890
                                                                        -----------
                                                                          2,159,080
                                                                        -----------

See Notes to Financial Statements                                              7

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

DESCRIPTION                                                   SHARES       VALUE
-----------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER  1.5%
Constellation Energy Group, Inc. ...........................   20,400   $   814,980
Public Service Enterprise Group, Inc. ......................   13,400       629,532
                                                                        -----------
                                                                          1,444,512
                                                                        -----------
OIL & GAS DRILLING  3.3%
Diamond Offshore Drilling, Inc. ............................   12,070       291,973
GlobalSantaFe Corp. (Cayman Islands)........................   33,500       930,295
Rowan Cos., Inc. (a)........................................   42,100       887,889
Transocean, Inc. (Cayman Islands) (a).......................   35,000       976,150
                                                                        -----------
                                                                          3,086,307
                                                                        -----------
OIL & GAS EQUIPMENT & SERVICES  6.0%
Halliburton Co. ............................................   94,820     2,881,580
Schlumberger Ltd. (Netherlands).............................   43,940     2,805,569
                                                                        -----------
                                                                          5,687,149
                                                                        -----------
OTHER DIVERSIFIED FINANCIAL SERVICES  1.5%
Citigroup, Inc. ............................................   27,500     1,421,750
                                                                        -----------

PACKAGED FOODS  2.0%
Kraft Foods, Inc. ..........................................   29,200       934,692
Unilever NV (Netherlands)...................................   14,300       992,992
                                                                        -----------
                                                                          1,927,684
                                                                        -----------
PAPER PACKAGING  2.4%
Smurfit-Stone Container Corp. (a)...........................  127,900     2,249,761
                                                                        -----------

PAPER PRODUCTS  3.8%
Georgia-Pacific Corp. ......................................   45,100     1,519,419
International Paper Co. ....................................   49,200     2,079,192
                                                                        -----------
                                                                          3,598,611
                                                                        -----------
PHARMACEUTICALS  8.1%
Bristol-Myers Squibb Co. ...................................   84,400     2,045,012
GlaxoSmithKline PLC--ADR (United Kingdom)...................   66,900     2,672,655
Pfizer, Inc. ...............................................   48,080     1,685,204
Roche Holdings, Inc.--ADR (Switzerland).....................    5,800       555,350
Wyeth, Inc. ................................................   18,230       684,536
                                                                        -----------
                                                                          7,642,757
                                                                        -----------
PHOTOGRAPHIC PRODUCTS  0.8%
Eastman Kodak Co. ..........................................   27,600       722,292
                                                                        -----------

PROPERTY & CASUALTY  1.6%
Chubb Corp. ................................................   13,700       952,698
RenaissanceRe Holdings Ltd. (Bermuda).......................   10,800       561,600
                                                                        -----------
                                                                          1,514,298
                                                                        -----------
PUBLISHING  1.0%
Scholastic Corp. (a)........................................   34,600       942,850
                                                                        -----------

REGIONAL BANKS  0.6%
PNC Financial Services Group, Inc. .........................   10,700       592,994
                                                                        -----------

 8                                             See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 continued

DESCRIPTION                                                   SHARES       VALUE
-----------------------------------------------------------------------------------
RESTAURANTS  2.8%
Darden Restaurants, Inc. ...................................   77,800   $ 1,928,662
McDonald's Corp. ...........................................   24,700       705,679
                                                                        -----------
                                                                          2,634,341
                                                                        -----------
SEMICONDUCTOR EQUIPMENT  0.0%
Credence Systems Corp. (a)..................................    4,200        49,896
                                                                        -----------

SPECIALTY STORES  0.6%
Boise Cascade Corp. ........................................   17,300       599,445
                                                                        -----------

SYSTEMS SOFTWARE  1.0%
Microsoft Corp. ............................................   38,900       971,333
                                                                        -----------

THRIFTS & MORTGAGE FINANCE  3.5%
Fannie Mae..................................................   11,100       825,285
Freddie Mac.................................................   42,120     2,487,607
                                                                        -----------
                                                                          3,312,892
                                                                        -----------
TOBACCO  0.7%
Altria Group, Inc. .........................................   12,270       668,102
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  85.2%
  (Cost $71,837,092).................................................    80,378,477

REPURCHASE AGREEMENT  17.8%

State Street Bank & Trust Co. ($16,810,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  1.00%, dated 03/31/04, to be sold on 04/01/04 at $16,810,467) (Cost
  $16,810,000).......................................................    16,810,000
                                                                        -----------

TOTAL INVESTMENTS  103.0%
  (Cost $88,647,092).................................................    97,188,477
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.0%)........................    (2,838,195)
                                                                        -----------

NET ASSETS  100.0%...................................................   $94,350,282
                                                                        ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                              9

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004

ASSETS:
Total Investments, including repurchase agreement of
  $16,810,000 (Cost $88,647,092)............................  $97,188,477
Cash........................................................        9,814
Receivables:
  Fund Shares Sold..........................................      520,336
  Dividends.................................................      173,198
  Interest..................................................          467
Other.......................................................       14,868
                                                              -----------
    Total Assets............................................   97,907,160
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    3,100,120
  Fund Shares Repurchased...................................      217,979
  Distributor and Affiliates................................       82,459
  Investment Advisory Fee...................................       18,117
Accrued Expenses............................................      109,614
Trustees' Deferred Compensation and Retirement Plans........       28,589
                                                              -----------
    Total Liabilities.......................................    3,556,878
                                                              -----------
NET ASSETS..................................................  $94,350,282
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $88,055,816
Net Unrealized Appreciation.................................    8,541,385
Accumulated Undistributed Net Investment Income.............       12,386
Accumulated Net Realized Loss...............................   (2,259,305)
                                                              -----------
NET ASSETS..................................................  $94,350,282
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $52,392,859 and 4,752,456 shares of
    beneficial interest issued and outstanding).............  $     11.02
    Maximum sales charge (5.75%* of offering price).........          .67
                                                              -----------
    Maximum offering price to public........................  $     11.69
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $24,157,411 and 2,211,427 shares of
    beneficial interest issued and outstanding).............  $     10.92
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,800,012 and 1,629,494 shares of
    beneficial interest issued and outstanding).............  $     10.92
                                                              ===========

*   On sales of $50,000 or more, the sales charge will be reduced.

 10                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended March 31, 2004

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $12,047).....  $   907,152
Interest....................................................       66,289
                                                              -----------
    Total Income............................................      973,441
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      368,000
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $48,666, $181,986 and $112,726,
  respectively).............................................      343,378
Shareholder Services........................................      128,955
Shareholder Reports.........................................       59,260
Trustees' Fees and Related Expenses.........................       17,673
Legal.......................................................       16,576
Custody.....................................................       13,672
Other.......................................................      110,678
                                                              -----------
  Total Expenses............................................    1,058,192
  Investment Advisory Fee Reduction.........................      125,478
  Less Credits Earned on Cash Balances......................          226
                                                              -----------
  Net Expenses..............................................      932,488
                                                              -----------
NET INVESTMENT INCOME.......................................  $    40,953
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 4,417,163
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (2,322,347)
  End of the Period.........................................    8,541,385
                                                              -----------
Net Unrealized Appreciation During the Period...............   10,863,732
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $15,280,895
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $15,321,848
                                                              ===========

See Notes to Financial Statements                                             11

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               YEAR ENDED        YEAR ENDED
                                                             MARCH 31, 2004    MARCH 31, 2003
                                                             --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................   $    40,953       $     33,336
Net Realized Gain/Loss.....................................     4,417,163         (6,066,851)
Net Unrealized Appreciation/Depreciation During the
  Period...................................................    10,863,732         (3,461,743)
                                                              -----------       ------------
Change in Net Assets from Operations.......................    15,321,848         (9,495,258)
                                                              -----------       ------------

Distributions from Net Investment Income:
  Class A Shares...........................................       (79,405)           (33,516)
  Class B Shares...........................................           -0-                -0-
  Class C Shares...........................................           -0-                -0-
                                                              -----------       ------------
                                                                  (79,405)           (33,516)
                                                              -----------       ------------

Distributions from Net Realized Gain:
  Class A Shares...........................................           -0-            (48,753)
  Class B Shares...........................................           -0-            (88,911)
  Class C Shares...........................................           -0-            (33,915)
                                                              -----------       ------------
                                                                      -0-           (171,579)
                                                              -----------       ------------
Total Distributions........................................       (79,405)          (205,095)
                                                              -----------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........    15,242,443         (9,700,353)
                                                              -----------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................................    61,489,607         13,990,591
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.............................................        70,499            189,300
Cost of Shares Repurchased.................................    (9,498,608)       (10,943,923)
                                                              -----------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........    52,061,498          3,235,968
                                                              -----------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS......................    67,303,941         (6,464,385)
NET ASSETS:
Beginning of the Period....................................    27,046,341         33,510,726
                                                              -----------       ------------
End of the Period (Including accumulated undistributed net
  investment income of $12,386 and $50,855,
  respectively)............................................   $94,350,282       $ 27,046,341
                                                              ===========       ============

 12                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED           JUNE 25, 2001
                                                          MARCH 31,           (COMMENCEMENT OF
CLASS A SHARES                                       --------------------      OPERATIONS) TO
                                                     2004 (a)    2003 (a)    MARCH 31, 2002 (a)
                                                     ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........   $ 7.46     $ 10.06           $10.00
                                                      ------     -------           ------
  Net Investment Income............................      .06         .05              .04
  Net Realized and Unrealized Gain/Loss............     3.54       (2.57)             .07
                                                      ------     -------           ------
Total from Investment Operations...................     3.60       (2.52)             .11
                                                      ------     -------           ------
Less:
  Distributions from Net Investment Income.........      .04         .03              .05
  Distributions from Net Realized Gain.............      -0-         .05              -0-
                                                      ------     -------           ------
Total Distributions................................      .04         .08              .05
                                                      ------     -------           ------
NET ASSET VALUE, END OF THE PERIOD.................   $11.02     $  7.46           $10.06
                                                      ======     =======           ======

Total Return* (b)..................................   48.29%     -25.09%            1.19%**
Net Assets at End of the Period (In millions)......   $ 52.4     $   7.4           $  8.2
Ratio of Expenses to Average Net Assets* (c).......    1.45%       1.46%            1.45%
Ratio of Net Investment Income to Average Net
  Assets*..........................................     .57%        .67%             .46%
Portfolio Turnover.................................      61%         70%              64%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c).....    1.71%       2.11%            2.96%
   Ratio of Net Investment Income/Loss to Average
     Net Assets....................................     .31%        .02%           (1.05%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

See Notes to Financial Statements                                             13

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED           JUNE 25, 2001
                                                          MARCH 31,           (COMMENCEMENT OF
CLASS B SHARES                                       --------------------      OPERATIONS) TO
                                                     2004 (a)    2003 (a)    MARCH 31, 2002 (a)
                                                     ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........   $ 7.41     $ 10.05           $10.00
                                                      ------     -------           ------
  Net Investment Loss..............................     (.02)       (.01)            (.02)
  Net Realized and Unrealized Gain/Loss............     3.53       (2.58)             .09
                                                      ------     -------           ------
Total from Investment Operations...................     3.51       (2.59)             .07
                                                      ------     -------           ------
Less:
  Distributions from Net Investment Income.........      -0-         -0-              .02
  Distributions from Net Realized Gain.............      -0-         .05              -0-
                                                      ------     -------           ------
Total Distributions................................      -0-         .05              .02
                                                      ------     -------           ------
NET ASSET VALUE, END OF THE PERIOD.................   $10.92     $  7.41           $10.05
                                                      ======     =======           ======

Total Return* (b)..................................   47.37%     -25.75%            0.63%**
Net Assets at End of the Period (In millions)......   $ 24.2     $  13.6           $ 21.1
Ratio of Expenses to Average Net Assets* (c).......    2.20%       2.21%            2.20%
Ratio of Net Investment Loss to Average Net
  Assets*..........................................    (.25%)      (.09%)           (.29%)
Portfolio Turnover.................................      61%         70%              64%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c).....    2.46%       2.86%            3.71%
   Ratio of Net Investment Loss to Average Net
     Assets........................................    (.51%)      (.74%)          (1.80%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

 14                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED           JUNE 25, 2001
                                                          MARCH 31,           (COMMENCEMENT OF
CLASS C SHARES                                       --------------------      OPERATIONS) TO
                                                     2004 (a)    2003 (a)    MARCH 31, 2002 (a)
                                                     ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........   $ 7.41     $ 10.05           $10.00
                                                      ------     -------           ------
  Net Investment Loss..............................     (.02)        -0-             (.02)
  Net Realized and Unrealized Gain/Loss............     3.53       (2.59)             .09
                                                      ------     -------           ------
Total from Investment Operations...................     3.51       (2.59)             .07
                                                      ------     -------           ------
Less:
  Distributions from Net Investment Income.........      -0-         -0-              .02
  Distributions from Net Realized Gain.............      -0-         .05              -0-
                                                      ------     -------           ------
Total Distributions................................      -0-         .05              .02
                                                      ------     -------           ------
NET ASSET VALUE, END OF THE PERIOD.................   $10.92     $  7.41           $10.05
                                                      ======     =======           ======

Total Return* (b)..................................   47.37%     -25.75%            0.63%**
Net Assets at End of the Period (In millions)......   $ 17.8     $   6.1           $  4.3
Ratio of Expenses to Average Net Assets* (c).......    2.20%       2.21%            2.20%
Ratio of Net Investment Loss to Average Net
  Assets*..........................................    (.23%)      (.09%)           (.26%)
Portfolio Turnover.................................      61%         70%              64%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c).....    2.46%       2.86%            3.71%
   Ratio of Net Investment Loss to Average Net
     Assets........................................    (.49%)      (.74%)          (1.77%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

See Notes to Financial Statements                                             15

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Opportunities Fund (the "Fund") is organized as a separate non-diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001 with three classes of common shares: Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At March 31, 2004, the Fund had an accumulated capital loss carry forward for tax purposes of $1,945,878, which will expire on March 31, 2011.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $88,960,519
                                                              ===========
Gross tax unrealized appreciation...........................  $10,083,455
Gross tax unrealized depreciation...........................   (1,855,497)
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 8,227,958
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended March 31, 2004 and 2003 was as follows:

                                                               2004        2003
Distributions paid from:
  Ordinary Income...........................................  $79,405    $205,095
  Long-term capital gain....................................      -0-         -0-
                                                              -------    --------
                                                              $79,405    $205,095
                                                              =======    ========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $17 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $48,203

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended March 31, 2004, the Fund's custody fee was reduced by $226 as a result of credits earned on cash balances.

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the year ended March 31, 2004, the Adviser waived approximately $125,500 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.45% of Class A average net assets, 2.20% of Class B average net assets, and 2.20% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

    For the year ended March 31, 2004, the Fund recognized expenses of approximately $1,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $27,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $113,700, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $14,222 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $3,136.

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $49,574,408, $22,965,095 and $15,516,313 for Classes A, B, and C, respectively. For the year ended March 31, 2004, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class A...................................................  4,143,916    $43,786,256
  Class B...................................................    784,400      7,972,615
  Class C...................................................    982,235      9,730,736
                                                              ---------    -----------
Total Sales.................................................  5,910,551    $61,489,607
                                                              =========    ===========
Dividend Reinvestment:
  Class A...................................................      6,891    $    70,499
  Class B...................................................        -0-            -0-
  Class C...................................................        -0-            -0-
                                                              ---------    -----------
Total Dividend Reinvestment.................................      6,891    $    70,499
                                                              =========    ===========
Repurchases:
  Class A...................................................   (391,546)   $(3,976,402)
  Class B...................................................   (405,571)    (3,850,883)
  Class C...................................................   (170,552)    (1,671,323)
                                                              ---------    -----------
Total Repurchases...........................................   (967,669)   $(9,498,608)
                                                              =========    ===========

    At March 31, 2003, capital aggregated $9,694,055, $18,843,363 and $7,456,900 for Classes A, B, and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................     696,623    $  5,987,283
  Class B...................................................     391,140       3,321,436
  Class C...................................................     567,306       4,681,872
                                                              ----------    ------------
Total Sales.................................................   1,655,069    $ 13,990,591
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................       9,767    $     76,278
  Class B...................................................      11,288          87,710
  Class C...................................................       3,253          25,312
                                                              ----------    ------------
Total Dividend Reinvestment.................................      24,308    $    189,300
                                                              ==========    ============
Repurchases:
  Class A...................................................    (523,617)   $ (4,288,999)
  Class B...................................................    (670,288)     (5,284,021)
  Class C...................................................    (176,149)     (1,370,903)
                                                              ----------    ------------
Total Repurchases...........................................  (1,370,054)   $(10,943,923)
                                                              ==========    ============

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

    Class B Shares and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the year ended March 31, 2004, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and After.............................................    None               None

    For the year ended March 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $55,300 and CDSC on redeemed shares of approximately $73,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $65,024,623 and $26,447,111, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $693,700 and $25,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 continued

has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended March 31, 2004 are payments retained by Van Kampen of approximately $194,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $56,900.

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN VALUE OPPORTUNITIES FUND

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of

Van Kampen Value Opportunities Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Value Opportunities Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 25, 2001 (commencement of operations) to March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Value Opportunities Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 25, 2001 (commencement of operations) to March 31, 2002 in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
May 5, 2004

VAN KAMPEN VALUE OPPORTUNITIES FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2004. For corporate shareholders, 100% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum of $79,405 as taxed at a maximum of 15%. In January, the Fund provides tax information to the shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN VALUE OPPORTUNITIES FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             88       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              86       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2001  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN VALUE OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         86       Trustee/Director/Managing
33971 Selva Road                           since 2001  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN VALUE OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (63)             Trustee      Trustee     President of CAC, llc., a      88       Trustee/Director/Managing
CAC, llc.                                  since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of Stericycle,
San Diego, CA 92122-6223                               services. Prior to July                 Inc., Ventana Medical
                                                       2000, Managing Partner of               Systems, Inc., GATX
                                                       Equity Group Corporate                  Corporation and Trustee
                                                       Investment (EGI), a                     of The Scripps Research
                                                       company that makes                      Institute and the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to April
                                                                                               2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Vice
                                                                                               Chairman and Director of
                                                                                               Anixter International,
                                                                                               Inc. and IMC Global Inc.
                                                                                               Prior to July 2000,
                                                                                               Director of Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN VALUE OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            86       Trustee/Director/Managing
Heidrick & Struggles                       since 2001  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      86       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 2001  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       88       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN VALUE OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            86       Trustee/Director/Managing
423 Country Club Drive                     since 2001  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         88       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, P.H.D.    Trustee      Trustee     Previously Chief               86       Trustee/Director/Managing
(62)                                       since 2001  Communications Officer of               General Partner of funds
6808 Florida Street                                    the National Academy of                 in the Fund Complex.
Chevy Chase, MD 20815                                  Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN VALUE OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            86       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2001;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN VALUE OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           88       Trustee/Director/Managing
1 Parkview Plaza                           since 2001  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        88       Trustee/Director/Managing
333 West Wacker Drive                      since 2001  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN VALUE OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:
                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President      Officer      Chairman of Morgan Stanley Investment Management's Global
2800 Post Oak Blvd.                               since 2001   Research Steering Committee. Vice President of funds in the
45th Floor                                                     Fund Complex. Prior to March 2004, Managing Director of
Houston, TX 77056                                              Global Research Investment Management. Prior to December
                                                               2002, Chief Investment Officer of Van Kampen Investments and
                                                               President and Chief Operations Officer of the Adviser and
                                                               Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                               President and Chief Investment Officer of funds in the Fund
                                                               Complex. Prior to May 2001, Managing Director and Chief
                                                               Investment Officer of Van Kampen Investments, and Managing
                                                               Director and President of the Adviser and Van Kampen
                                                               Advisors Inc. Prior to December 2000, Executive Vice
                                                               President and Chief Investment Officer of Van Kampen
                                                               Investments, and President and Chief Operating Officer of
                                                               the Adviser. Prior to April 2000, Executive Vice President
                                                               and Chief Investment Officer for Equity Investments of the
                                                               Adviser. Prior to October 1998, Vice President and Senior
                                                               Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                               February 1998, Senior Vice President and Portfolio Manager
                                                               of Van Kampen American Capital Asset Management, Inc., Van
                                                               Kampen American Capital Investment Advisory Corp. and Van
                                                               Kampen American Capital Management, Inc.

Stefanie V. Chang (37)        Vice President      Officer      Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                       since 2003   Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)      Executive Vice      Officer      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                 Management Inc. and Morgan Stanley Investments LP and
                              Officer                          Director of Morgan Stanley Trust for over 5 years. Executive
                                                               Vice President and Chief Investment Officer of funds in the
                                                               Fund Complex. Managing Director and Chief Investment Officer
                                                               of Van Kampen Investments, the Adviser and Van Kampen
                                                               Advisors Inc. since December 2002.

VAN KAMPEN VALUE OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President      Officer      Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                  since 2001   and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                  Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                     the Fixed Income Department of the Adviser and Van Kampen
                                                               Advisors Inc. Prior to December 2000, Senior Vice President
                                                               of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                               2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                               President of the government securities bond group for Asset
                                                               Management.

Ronald E. Robison (65)        Executive Vice      Officer      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and       since 2003   Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                        funds in the Fund Complex. Chief Global Operations Officer
                              Executive Officer                and Managing Director of Morgan Stanley Investment
                                                               Management Inc. Managing Director of Morgan Stanley.
                                                               Managing Director and Director of Morgan Stanley Investment
                                                               Advisors Inc., Morgan Stanley Services Company Inc. and
                                                               Morgan Stanley Distributors Inc. Chief Executive Officer and
                                                               Director of Morgan Stanley Trust. Vice President of the
                                                               Morgan Stanley Funds.

A. Thomas Smith III (47)      Vice President and  Officer      Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary           since 2001   Director of Van Kampen Investments, Director of the Adviser,
New York, NY 10020                                             Van Kampen Advisors Inc., the Distributor, Investor Services
                                                               and certain other subsidiaries of Van Kampen Investments.
                                                               Managing Director and General Counsel-Mutual Funds of Morgan
                                                               Stanley Investment Advisors, Inc. Vice President and
                                                               Secretary of funds in the Fund Complex. Prior to July 2001,
                                                               Managing Director, General Counsel, Secretary and Director
                                                               of Van Kampen Investments, the Adviser, the Distributor,
                                                               Investor Services, and certain other subsidiaries of Van
                                                               Kampen Investments. Prior to December 2000, Executive Vice
                                                               President, General Counsel, Secretary and Director of Van
                                                               Kampen Investments, the Adviser, Van Kampen Advisors Inc.,
                                                               the Distributor, Investor Services and certain other
                                                               subsidiaries of Van Kampen Investments. Prior to January
                                                               1999, Vice President and Associate General Counsel to New
                                                               York Life Insurance Company ("New York Life"), and prior to
                                                               March 1997, Associate General Counsel of New York Life.
                                                               Prior to December 1993, Assistant General Counsel of The
                                                               Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                               Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                               Attorney at the Securities and Exchange Commission, Division
                                                               of Investment Management, Office of Chief Counsel.

VAN KAMPEN VALUE OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED     DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President,     Officer      Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial     since 2001   the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                      subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                        Chief Financial Officer and Treasurer of funds in the Fund
                                                               Complex. Head of Fund Accounting for Morgan Stanley
                                                               Investment Management. Prior to December 2002, Executive
                                                               Director of Van Kampen Investments, the Adviser and Van
                                                               Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 57, 157, 257
                                                 OPP ANR 5/04 RN04-00400P-Y03/04

Item 2.  Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)     No information need be disclosed pursuant to this paragraph.

(c) The Trust has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)     Not applicable.

(f)

        (1)     The Trust's Code of Ethics is attached hereto as Exhibit 10A.
        (2)     Not applicable.
        (3)     Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : J. Miles Branagan, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:



           2004
                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES........................            $151,410              N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES......            $      0              $ 93,000(2)
                        TAX FEES...................         $  9,590(3)           $ 70,314(4)
                        ALL OTHER FEES...........           $      0              $292,760(5)
              TOTAL NON-AUDIT FEES..........                $  9,590              $456,074

              TOTAL..............................           $161,000              $456,074


           2003
                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES........................            $134,900              N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES.....             $      0              $ 98,000(2)
                        TAX FEES..................          $  9,100(3)           $0
                        ALL OTHER FEES...........           $      0              $536,530(6)
              TOTAL NON-AUDIT FEES.........                 $  9,100              $634,530

              TOTAL..............................           $144,000              $634,530


              N/A- Not applicable, as not required by Item 4.

              (1) Covered Entities include the Adviser (excluding sub-advisors)
                  and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

              (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

              (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

              (4) Tax Fees represent tax advice services provided to Covered
                  Entities, including research and identification of PFIC entities.

              (5) All Other Fees represent attestation services provided in connection with performance presentation standards.

              (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

                           AS ADOPTED JULY 23, 2003(1)


1.       STATEMENT OF PRINCIPLES

         The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

         The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

         The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.



----------------

(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

         The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

         The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


2.      DELEGATION

         As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


3.       AUDIT SERVICES

         The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

         In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

         The Audit Committee has pre-approved the following Audit services. All other Audit services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

    -    Statutory audits or financial audits for the Fund
    - Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters
    - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)


4.       AUDIT-RELATED SERVICES

         Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

         The Audit Committee has pre-approved the following Audit-related services. All other Audit-related services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
    - Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders)
    -    Due diligence services pertaining to potential fund mergers
    - Issuance of SAS-70 reports on internal controls of Morgan Stanley Trust Co. and MSIM Trade Operations
    - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)
    - Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)
    - General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act
    - Audit of record keeping services performed by Morgan Stanley Trust Fund related to the New Jersey State Retirement Plan


5.       TAX SERVICES

         The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

         Pursuant to the preceding paragraph, the Audit Committee has pre-approved the following Tax Services. All Tax services involving large and complex transactions not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies):

    -    U.S. federal, state and local tax planning and advice
    -    U.S. federal, state and local tax compliance
    -    International tax planning and advice
    -    International tax compliance
    - Review of federal, state, local and international income, franchise, and other tax returns
    -    Identification of Passive Foreign Investment Companies
    - Review of closed-end funds pro rata allocation of taxable income and capital gains to common and preferred shares.

    -    Domestic and foreign tax planning, compliance, and advice
    - Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies
    - Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)
    - Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing -

6.       ALL OTHER SERVICES

         The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         The Audit Committee has pre-approved the following All Other services. Permissible All Other services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
    - Risk management advisory services, e.g., assessment and testing of security infrastructure controls

         The following is a list of the SEC's prohibited non-audit services. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions:
    - Bookkeeping or other services related to the accounting records or financial statements of the audit client
    -    Financial information systems design and implementation
    - Appraisal or valuation services, fairness opinions or contribution-in-kind reports
    -    Actuarial services
    -    Internal audit outsourcing services
    -    Management functions
    -    Human resources
    -    Broker-dealer, investment adviser or investment banking services
    -    Legal services
    -    Expert services unrelated to the audit


7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

         Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).


8.       PROCEDURES

         All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.


9.       ADDITIONAL REQUIREMENTS

         The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.


10.      COVERED ENTITIES

         Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
    -    Van Kampen Investments, Inc.
    -    Van Kampen Investment Advisory Corporation
    -    Van Kampen Asset Management Inc.
    -    Van Kampen Advisors Inc.
    -    Van Kampen Funds Inc.
    -    Van Kampen Trust Company
    -    Van Kampen Investor Services Inc.
    -    Van Kampen Management Inc.
    -    Morgan Stanley Investment Management Inc.
    -    Morgan Stanley Investments LP
    -    Morgan Stanley Trust Company

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)   Not applicable.

(g)   See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Van Kampen Equity Trust
            ----------------------------

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2004

By: /s/ John L. Sullivan
    --------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: May 18, 2004

           CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL
           -----------------------------------------------------------
                                    OFFICERS
                                    --------
                              ADOPTED JULY 23, 2003
                              ---------------------



I. This Code of Ethics (the "Code") for the investment companies within the Van Kampen complex identified in Exhibit A (collectively, "Funds" and each, a "Fund") applies to each Fund's Principal Executive Officer, President, Principal Financial Officer and Treasurer (or persons performing similar functions) ("Covered Officers" each of whom are set forth in Exhibit B) for the purpose of promoting:

         - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

         - full, fair, accurate, timely and understandable disclosure in reports and documents that a company files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Fund;

         - compliance with applicable laws and governmental rules and regulations;

         - prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

         -    accountability for adherence to the Code.

              Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest. Any question about the application of the Code should be referred to the General Counsel or his/her designee (who is set forth in Exhibit C).

II. COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST

         OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes, or appears to interfere, with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

         Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" (as defined in the Investment Company Act) of the Fund. The Fund's and its investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside the parameters of this Code, unless or until the General Counsel determines that any violation of such programs and procedures is also a violation of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts may arise from, or as a result of, the contractual relationship between the Fund and its investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund or for the investment adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Fund and its investment adviser. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors/Trustees ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

         Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

         Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly) to the detriment of the Fund;

         - cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; or

         - use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

         Each Covered Officer must, at the time of signing this Code, report to the General Counsel all affiliations or significant business relationships outside the Morgan Stanley complex and must update the report annually.

         Conflict of interest situations should always be approved by the General Counsel and communicated to the relevant Fund or Fund's Board. Any activity or relationship that would present such a conflict for a Covered Officer would likely also present a conflict for the Covered Officer if an immediate member of the Covered Officer's family living in the same household engages in such an activity or has such a relationship. Examples of these include:

         - service or significant business relationships as a director on the board of any public or private company;

         - accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which the Fund has current or prospective business dealings, not including occasional meals or tickets for theatre or sporting events or other similar entertainment; provided it is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

         - any ownership interest in, or any consulting or employment relationship with, any of the Fund's service providers, other than its investment adviser, principal underwriter, or any affiliated person thereof; and

         - a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III.     DISCLOSURE AND COMPLIANCE

         - Each Covered Officer should familiarize himself/herself with the disclosure and compliance requirements generally applicable to the Funds;

         - each Covered Officer must not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's
              Directors/Trustees and auditors, or to governmental regulators and self-regulatory organizations;

         - each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and their investment advisers with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds file with, or submit to, the SEC and in other public communications made by the Funds; and

         - it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.      REPORTING AND ACCOUNTABILITY

         Each Covered Officer must:

         - upon adoption of the Code (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Boards that he has received, read and understands the Code;

         - annually thereafter affirm to the Boards that he has complied with the requirements of the Code;

         - not retaliate against any other Covered Officer, other officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

         - notify the General Counsel promptly if he/she knows or suspects of any violation of this Code. Failure to do so is itself a violation of this Code.

         The General Counsel is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any waivers(3) sought by a Covered Officer must be considered by the Board of the relevant Fund or Funds.

         The Funds will follow these procedures in investigating and enforcing this Code:

         - the General Counsel will take all appropriate action to investigate any potential violations reported to him;

         - if, after such investigation, the General Counsel believes that no violation has occurred, the General Counsel is not required to take any further action;

         - any matter that the General Counsel believes is a violation will be reported to the relevant Fund's Audit Committee;

         - if the directors/trustees/managing general partners who are not "interested persons" as defined by the Investment Company Act (the "Independent Directors/Trustees/Managing General Partners") of the relevant Fund concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer or other appropriate disciplinary actions;

         - the Independent Directors/Trustees/Managing General Partners of the relevant Fund will be responsible for granting waivers of this Code, as appropriate; and

         - any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' investment advisers, principal underwriters, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code unless any provision of this Code conflicts with any applicable federal or state law, in which case the requirements of such law will govern. The Funds' and their investment advisers' and principal underwriters' codes of ethics under Rule 17j-1 under the Investment Company Act and Morgan Stanley's Code of Ethics are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.      AMENDMENTS

         Any amendments to this Code, other than amendments to Exhibits A, B or C, must be approved or ratified by a majority vote of the Board of each Fund, including a majority of Independent Directors/Trustees/Managing General Partners.

VII.     CONFIDENTIALITY

------------------
(3) Item 2 of Form N-CSR defines "waiver" as "the approval by the registrant of a material departure from a provision of the code of ethics."

         All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Independent Directors/Trustees/Managing General Partners of the relevant Fund or Funds and their counsel, the relevant Fund or Funds and their counsel and the relevant investment adviser and its counsel.

VIII.    INTERNAL USE

         The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstance, or legal conclusion

I have read and understand the terms of the above Code. I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code. I hereby agree to abide by the above Code.


-------------------------

Date:
     --------------------

                                    EXHIBIT A
                                    ---------
                                    FUND LIST

                          Van Kampen Series Fund, Inc.
                          ----------------------------
                             on behalf of its series
                         Van Kampen American Value Fund
                          Van Kampen Asian Equity Fund
                      Van Kampen Emerging Markets Debt Fund
                        Van Kampen Emerging Markets Fund
                          Van Kampen Equity Growth Fund
                      Van Kampen European Value Equity Fund
                          Van Kampen Focus Equity Fund
                    Van Kampen Global Equity Allocation Fund
                       Van Kampen Global Value Equity Fund
                      Van Kampen Growth and Income Fund II
                      Van Kampen International Magnum Fund
                         Van Kampen Japanese Equity Fund
                         Van Kampen Latin American Fund
                         Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                              Van Kampen Value Fund
                      Van Kampen Worldwide High Income Fund

                        Van Kampen U.S. Government Trust
                        --------------------------------
                             on behalf of its series
                         Van Kampen U.S. Government Fund

                            Van Kampen Tax Free Trust
                            -------------------------
                             on behalf of its series
                     Van Kampen Insured Tax Free Income Fund
                   Van Kampen Strategic Municipal Income Fund
                   Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
               Van Kampen Intermediate Term Municipal Income Fund
                    Van Kampen New York Tax Free Income Fund
                   Van Kampen California Municipal Income Fund
                    Van Kampen Michigan Tax Free Income Fund
                    Van Kampen Missouri Tax Free Income Fund
                      Van Kampen Ohio Tax Free Income Fund

                                Van Kampen Trust
                                ----------------
                             on behalf of its series
                           Van Kampen High Yield Fund
                    Van Kampen Managed Short Term Income Fund

                                EXHIBIT A (CONT.)
                                -----------------
                                    FUND LIST

                             Van Kampen Equity Trust
                             -----------------------
                             on behalf of its series
                             Van Kampen Utility Fund
                             Van Kampen Growth Fund
                        Van Kampen Aggressive Growth Fund

                         Van Kampen Small Cap Value Fund
                          Van Kampen Select Growth Fund
                      Van Kampen Small Company Growth Fund
                        Van Kampen Small Cap Growth Fund
                       Van Kampen Value Opportunities Fund

                           Van Kampen Tax-Exempt Trust
                           ---------------------------
                             on behalf of its Series
                      Van Kampen High Yield Municipal Fund

                           Van Kampen Equity Trust II
                           --------------------------
                             on behalf of its Series
                           Van Kampen Technology Fund
                       Van Kampen International Advantage

                                EXHIBIT A (CONT.)
                                -----------------
                                    FUND LIST

                  Van Kampen Pennsylvania Tax Free Income Fund
                         Van Kampen Tax Free Money Fund
                            Van Kampen Comstock Fund
                         Van Kampen Corporate Bond Fund
                         Van Kampen Emerging Growth Fund
                           Van Kampen Enterprise Fund
                          Van Kampen Equity Income Fund
                      Van Kampen Government Securities Fund
                        Van Kampen Growth and Income Fund
                             Van Kampen Harbor Fund
                   Van Kampen High Income Corporate Bond Fund
                   Van Kampen Limited Maturity Government Fund
                              Van Kampen Pace Fund
                     Van Kampen Real Estate Securities Fund
                             Van Kampen Reserve Fund
                            Van Kampen Exchange Fund

                        Van Kampen Life Investment Trust
                        --------------------------------
                           on behalf of its Portfolios
                           Aggressive Growth Portfolio
                               Comstock Portfolio
                            Emerging Growth Portfolio
                              Enterprise Portfolio

                                EXHIBIT A (CONT.)
                                -----------------
                                    FUND LIST
                              Government Portfolio
                           Growth and Income Portfolio
                             Money Market Portfolio
                        Van Kampen Municipal Income Trust
                      Van Kampen California Municipal Trust
                          Van Kampen High Income Trust
                         Van Kampen High Income Trust II
                   Van Kampen Investment Grade Municipal Trust
                           Van Kampen Municipal Trust

                  Van Kampen California Quality Municipal Trust
                   Van Kampen Florida Quality Municipal Trust
                   Van Kampen New York Quality Municipal Trust
                     Van Kampen Ohio Quality Municipal Trust
                 Van Kampen Pennsylvania Quality Municipal Trust
                     Van Kampen Trust for Insured Municipals
                Van Kampen Trust for Investment Grade Municipals
           Van Kampen Trust for Investment Grade California Municipals
            Van Kampen Trust for Investment Grade Florida Municipals
           Van Kampen Trust for Investment Grade New Jersey Municipals
            Van Kampen Trust for Investment Grade New York Municipals
          Van Kampen Trust for Investment Grade Pennsylvania Municipals
                     Van Kampen Municipal Opportunity Trust
                   Van Kampen Advantage Municipal Income Trust
            Van Kampen Advantage Pennsylvania Municipal Income Trust
                   Van Kampen Strategic Sector Municipal Trust
                     Van Kampen Value Municipal Income Trust
               Van Kampen California Value Municipal Income Trust
              Van Kampen Massachusetts Value Municipal Income Trust
                Van Kampen New York Value Municipal Income Trust
                  Van Kampen Ohio Value Municipal Income Trust
              Van Kampen Pennsylvania Value Municipal Income Trust
                    Van Kampen Municipal Opportunity Trust II
                 Van Kampen Advantage Municipal Income Trust II
                    Van Kampen Select Sector Municipal Trust
                           Van Kampen Senior Loan Fund
                         Van Kampen Senior Income Trust
                              Van Kampen Bond Fund
                             Van Kampen Income Trust

                                    EXHIBIT B
                                    ---------

                                COVERED OFFICERS
                                ----------------

                         Mitchell M. Merin -- President
  Ronald E. Robison -- Executive Vice President and Principal Executive Officer
    John L. Sullivan -- Vice President, Chief Financial Officer and Treasurer

                                    EXHIBIT C
                                    ---------

                           GENERAL COUNSEL'S DESIGNEE
                           --------------------------

                               A. Thomas Smith III